 Exhibit 10.2

EXECUTION COPY

OAKS FUNDING II LLC,

Depositor

and

U.S. BANK NATIONAL ASSOCIATION,

Trustee and Certificate Administrator

TRUST AGREEMENT

Dated as of April 25, 2016

$32,103,297

OAKS RE-REMIC TRUST 2016-FRR7C,
Multifamily Mortgage Certificate-Backed Certificates,
Series 2016-FRR7C

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Exhibit A-1	-	Class [A][B] Multifamily Mortgage Certificate-Backed Certificate, Series 2016-FRR7C
Exhibit A-2	-	Definitive Class R Multifamily Mortgage Certificate-Backed Certificate, Series 2016-FRR7C
Exhibit A-3	-	Definitive Class ERA Certificate Oaks RE-REMIC Trust 2016-FRR7C, Multifamily Mortgage Certificate-Backed Certificates, Series 2016-FRR7C
Exhibit B-1	-	Form of Transferor Letter
Exhibit B-2	-	Form of Investment Representation Letter
Exhibit C-1	-	Form of Transferor Certificate for Exchange or Transfer from Domestic Global Certificate to Regulation S Global Certificate
Exhibit C-2	-	Form of Transferee Certificate for Exchange or Transfer from Domestic Global Certificate to Regulation S Global Certificate

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Exhibit D	-	Form of Certification of Non-U.S. Beneficial Ownership
Exhibit E	-	[Reserved]
Exhibit F	-	Form of ERISA Representation Letter
Exhibit G-1	-	Form of Transferee Affidavit and Agreement Pursuant to Trust Agreement Section 4.02(f)
Exhibit G-2	-	Form of Transferor Certificate Pursuant to Section 4.02(f)
Exhibit H	-	Form of ERA Direction Letter
Exhibit I	-	Form of Investor Certification
Exhibit J	-	[Reserved]
Exhibit K-1	-	Form of Designation Notice (Underlying Trust Agreement)
Exhibit K-2	-	Form of Designation Notice (Underlying Pooling Agreement)
Schedule I	-	Underlying CMBS Schedule

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This Trust Agreement (this “Agreement”), dated as of April 25, 2016, is by and between OAKS FUNDING II LLC, as depositor (the “Depositor”), and U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as trustee (the “Trustee”) and as certificate administrator (the “Certificate Administrator”).

PRELIMINARY STATEMENT:

The Depositor intends to sell multifamily mortgage certificate-backed certificates to be issued hereunder in multiple classes, which, together with the Class ERA Certificates, in the aggregate will evidence the entire beneficial ownership interest in the trust fund to be created hereunder, the primary assets of which will be one (1) class of multifamily mortgage pass-through certificates as specified in Schedule I attached hereto, evidencing one (1) class of multifamily mortgage pass-through certificates evidencing interests in one (1) pool of loans secured by mortgages on multifamily properties.

The following table sets forth the class designation, initial aggregate Certificate Principal Balance of Certificates and Pass-Through Rate for each Class issued hereunder:

Class Designation	Certificate Type(2)	Initial Certificate Principal Balance	Pass-Through Rate
A	REMIC (Senior)	$23,905,909	LIBOR + 2.25	%(3)
B	REMIC (Support)	$8,197,388	LIBOR + 2.25	%(3)
R(1)	Residual	N/A	N/A
ERA(2)	(2)	N/A	N/A

(1)	The Class R Certificates will not have a Certificate Principal Balance and will not accrue interest. Any Available Principal Distribution Amount or Available Interest Distribution Amount remaining in the Distribution Accounts after all required distributions under this Agreement have been made to each Class of Regular Certificates will be distributed to the Holders of the Class R Certificates.

(2)	The Class ERA Certificates will not have a Certificate Principal Balance and will not accrue interest. The Class ERA Certificates will represent beneficial ownership of the Expense Reserve Account as set forth in Section 3.01(e).

(3)	The Pass-Through Rate for each class of the P&I Certificates will be equal to the Underlying CMBS Pass-Through Rate. LIBOR will be determined as described in the Underlying Trust Agreement.

As provided herein, the Certificate Administrator will elect to treat designated portions of the Issuing Trust as a single REMIC (the “Trust REMIC”) for federal income tax purposes as further described in Section 2.03. The Trust REMIC will hold the Underlying CMBS and will issue the Class A Certificates and the Class B Certificates (collectively, the “Regular Certificates”) as classes of “regular interests” in the Trust REMIC and the Class R Certificates as the sole class of “residual interests” in the Trust REMIC.

For the avoidance of doubt, Expense Reserve Account will not be an asset of the Trust REMIC but will be an “outside reserve fund” within the meaning of Treasury Regulations Section 1.860G-2(h) beneficially owned by the Holders of the Class ERA Certificates. In addition, the parties to this Agreement hereby agree to treat the Expense Reserve Account as a “grantor trust” under subpart E, part I of subchapter J of the Code (the “Grantor Trust”) and the Class ERA Certificates will evidence undivided beneficial ownership of the Grantor Trust.

The following table sets forth the designation, the initial Pass-Through Rate, and the initial aggregate Certificate Principal Balance for the Regular Certificate Interests comprising the regular interests in the Trust REMIC:

Class of Regular Certificate	Pass-Through Rate(1)	Original Class Principal Balance
Class A	LIBOR + 2.25%(2)	$23,905,909
Class B	LIBOR + 2.25%(2)	$8,197,388

(1)	Expressed as a rate per annum.

(2)	The Class A and Class B Regular Interests will each have a Pass-Through Rate equal to the Underlying CMBS Pass-Through Rate.

WITNESSETH THAT:

In consideration of the mutual agreements herein contained, the Depositor, the Trustee and the Certificate Administrator agree as follows:

Article I

Definitions

Section 1.01         Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accrual Period: With respect to any Distribution Date and each Class of Certificates, the period beginning on and including the 25th day of the month preceding the month in which such Distribution Date occurs and ending on and including the 24th day of the month in which such Distribution Date occurs.

Accrued Certificate Interest: With respect to any Distribution Date, in respect of each Class of P&I Certificates, an amount equal to interest accrued during the related Accrual Period at the related Pass-Through Rate on its Certificate Principal Balance immediately prior to such Distribution Date, calculated on the basis of a 360 day year and the actual number of days elapsed in the related Accrual Period.

Agent: As defined in Section 4.02(f)(i)(A).

Agent Members: Members of, or Clearing Agency Participants in, the Clearing Agency.

Applicable Law: As defined in Section 5.06.

Authenticating Agent: Any authenticating agent appointed pursuant to Section 5.14. If no such authenticating agent has been appointed or if such authenticating agent has been so appointed but the Certificate Administrator shall have terminated such appointment, the Certificate Administrator shall be the Authenticating Agent.

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Available Interest Distribution Amount: For any Distribution Date, shall be an amount equal to (i) all cash received by the Certificate Administrator on the related Underlying CMBS Distribution Date with respect to the Underlying CMBS on account of interest, plus (ii) any applicable Extraordinary Issuing Trust Expenses previously allocated to a Class of Certificates, to the extent such amounts were applied to reduce the Available Interest Distribution Amount on a prior Distribution Date, and which have been recovered with respect to such Distribution Date and which have not been previously reimbursed, plus (iii) the amount of any indemnification payment (if any) received in respect of a breach of representation or warranty pursuant to Section 2.04 with respect to the Underlying CMBS on account of interest, less (iv) any portion of the foregoing that represents one or more of the following: (a) any Extraordinary Issuing Trust Expense with respect to such Distribution Date allocable to the Certificates to the extent not reimbursed from the Expense Reserve Account and (b) amounts deposited in the Distribution Account in error.

Available Principal Distribution Amount: With respect to any Distribution Date, shall be an amount equal to (i) all cash received by the Certificate Administrator on the related Underlying CMBS Distribution Date with respect to the Underlying CMBS on account of principal, plus (ii) any applicable Underlying CMBS Losses, other losses and Extraordinary Issuing Trust Expenses previously allocated to the Certificates (other than any such amounts that were applied in reduction of the Available Interest Distribution Amount on a prior Distribution Date) which have been recovered with respect to such Distribution Date and which have not been previously reimbursed, plus (iii) the amount of any indemnification payment (if any) received in respect of a breach of representation or warranty pursuant to Section 2.04 on account of principal, less (iv) any portion of the foregoing that represents one or more of the following: (a) any Extraordinary Issuing Trust Expense with respect to such Distribution Date allocable to the Certificates to the extent not reimbursed from the Expense Reserve Account and to the extent not otherwise reimbursed from the Available Interest Distribution Amount for such Distribution Date (which will be reduced for such amounts prior to any reduction of the related Available Principal Distribution Amount) and (b) amounts deposited in the Distribution Account in error.

BAMLL Re-REMIC: BAMLL Re-REMIC Trust 2014-FRR7, a New York common law trust and the issuer of a series of multifamily mortgage pass-through certificates designated as the Series 2014-FRR7 Multifamily Mortgage Pass-Through Certificates.

Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be. The Certificate Administrator shall not be liable for any determination made by it in good faith that any Person is a Beneficial Owner.

Book-Entry Certificate: Until such time as Individual Certificates are issued in respect thereof, any of the Regular Certificates issued in the form of Rule 144A Book-Entry Certificates or Regulation S Book-Entry Certificates, the beneficial ownership and transfer of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 4.01.

Business Day: Any day that is not (i) a Saturday or Sunday, (ii) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed, or (iii) a day that is a legal holiday in New York, New York, Chicago, Illinois, St. Paul, Minnesota, Charlotte, North Carolina, any city in which the Corporate Trust Office of the Certificate Administrator or Trustee is located or any other city which serves as a place of business with respect to the Issuing Trust and related matters for the Trustee or the Certificate Administrator, or any successor thereto, nor a day on which banking institutions or savings associations in any of the foregoing cities are closed for business.

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Certificate: Any Class A, Class B, Class ERA or Class R Certificate.

Certificates: Collectively, the Class A, Class B, Class ERA and Class R Certificates.

Certificate Administrator: U.S. Bank National Association, a national banking association, in its capacity as certificate administrator, or its successor in interest or any successor certificate administrator appointed as herein provided.

Certificate Administrator’s Website: The website of the Certificate Administrator which shall initially be located on the world wide web at http://www.usbank.com; it being understood that for so long as the Trustee and the Certificate Administrator are the same Person, the Trustee’s Website is the same as the Certificate Administrator’s Website.

Certificate Principal Balance: With respect to any P&I Certificate, as of any date of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled pursuant to this Agreement which amount will be equal to the initial principal amount set forth on the face of such P&I Certificate, less the amount of all principal distributions previously made with respect to such Certificate and less any Underlying CMBS Losses or other losses or expenses previously allocated to reduce the Certificate Principal Balance of such Certificate pursuant to Section 3.03 of this Agreement.

Certificate Register: As defined in Section 4.01(d).

Certificate Registrar: Initially the Certificate Administrator, in its capacity as Certificate Registrar, or any successor to the Certificate Administrator in such capacity.

Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register; provided, however, that, solely for purposes of giving any consent, approval or waiver pursuant to this Agreement, neither the Trustee nor the Certificate Administrator or any affiliate thereof shall be entitled to exercise any Voting Rights with respect to any Certificates registered in its name, if the consent, approval or waiver relates to the rights, obligations or liabilities of such parties and any Certificates owned (or beneficially owned) by such parties shall be deemed not to be outstanding for purposes of such exercise of Voting Rights; provided further that, neither the Seller nor the Depositor, or any of their affiliates, shall be entitled to exercise any Voting Rights with respect to the exercise of remedies relating to the enforcement of the obligations of the Seller or the Depositor and any Certificates owned (or beneficially owned) by such parties shall be deemed not to be outstanding for purposes of such exercise of Voting Rights. All references herein to “Holders” or “Certificateholders” shall reflect the rights of Beneficial Owners as they may indirectly exercise such rights through the Depository and the Depository Participants, if applicable, except as otherwise specified herein; provided, however, that the parties hereto shall be required to recognize as a “Holder” or “Certificateholder” only the Person in whose name a Certificate is registered in the Certificate Register.

Class: With respect to the Certificates, all of the Certificates having the same alphabetical and, if applicable, numerical class designation.

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Class A Certificate: Any one of the Certificates executed and authenticated by the Certificate Administrator, substantially in the form of Exhibit A-1, bearing the “Class A” designation and evidencing a “regular interest” in the Trust REMIC for purposes of the REMIC Provisions.

Class B Certificate: Any one of the Certificates executed and authenticated by the Certificate Administrator, substantially in the form of Exhibit A-1, bearing the “Class B” designation and evidencing a “regular interest” in the Trust REMIC for purposes of the REMIC Provisions.

Class ERA Certificates: Any Certificate executed and authenticated by the Certificate Administrator, substantially in the form of Exhibit A-3 hereto, bearing the “Class ERA” designation and evidencing an interest in a grantor trust for federal income tax purposes.

Class R Certificate: Any Certificate executed and authenticated by the Certificate Administrator, substantially in the form of Exhibit A-2 hereto, bearing the “Class R” designation and evidencing the sole class of “residual interest” in the Trust REMIC for purposes of the REMIC Provisions.

Clearing Agency: An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act. The initial Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

Clearstream: Clearstream Banking, société anonyme and its successors.

Closing Date: April 25, 2016.

Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

Controlling Class: As of the Closing Date, the Controlling Class shall be the Class B Certificates, until the aggregate outstanding Certificate Principal Balance of the Class B Certificates is less than 25% of the Initial Certificate Principal Balance of such Class of Certificates; and thereafter, as of any date of determination, the Controlling Class shall be the Class A Certificates; provided, however, (A) that in the case of any Class of Certificates to which the designation of “Controlling Class” would otherwise shift by operation of this definition, where the aggregate Certificate Principal Balance of such Class of Certificates has been reduced to zero prior to such shift, then the designation of “Controlling Class” shall not shift and shall remain with the Class of Certificates currently designated as the Controlling Class; and (B) that in the case of any Class of Certificates which is then designated the “Controlling Class”, if the aggregate Certificate Principal Balance of such Class of Certificates is reduced to zero, then the designation of “Controlling Class” shall shift to the Class of P&I Certificates that is the most subordinate and that also has a remaining Certificate Principal Balance.

Controlling Class Certificateholder: Each Holder (or Beneficial Owner, if applicable) of a Certificate of the Controlling Class.

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Controlling Class Representative: The Controlling Class Certificateholder, or its designee, selected by the Holders or Beneficial Owners of more than 50% of the aggregate Certificate Principal Balance of the Controlling Class and as shall be evidenced by (except in the case of the initial Controlling Class Representative identified in the following sentence) notice delivered by the Controlling Class Representative to the parties hereto and the prior Controlling Class Representative, if any; provided, however, that until a Controlling Class Representative is so selected or after receipt of a notice from the Holders of more than 50% of the aggregate Certificate Principal Balance of the Controlling Class that a Controlling Class Representative is no longer designated, the Controlling Class Certificateholder that beneficially owns the largest aggregate Certificate Principal Balance of the Controlling Class shall be the Controlling Class Representative. The initial Controlling Class Representative will be Oaks Holding I LLC, a Delaware limited liability company, which may be notified at the address set forth in Section 8.05. No appointment of any other Person as a Controlling Class Representative shall be effective until such Person provides the Trustee and the Certificate Administrator with written confirmation of its acceptance of such appointment, and an address and email address for the delivery of notices and other correspondence and a list of officers or employees of such Person with whom the parties to this Agreement may deal (including their names, titles, work addresses and email addresses). Until such notice and information is received, the Trustee and Certificate Administrator shall recognize the prior Controlling Class Representative as such representative until such time as it has received such information.

Corporate Trust Office: The principal office of the Trustee and Certificate Administrator at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located (i) for certificate registrar and transfer services, at 111 Fillmore Avenue, St. Paul, Minnesota 55107, Attention: Bondholder Services – OAKS Re-REMIC Trust 2016-FRR7C and (ii) for all other purposes, at 190 South LaSalle Street, 7th Floor, Chicago, Illinois, 60603, Attention: OAKS Re-REMIC Trust 2016-FRR7C. With respect to any successor trustee or certificate administrator, the principal office thereof as designated in writing to the Depositor and the Certificateholders.

CUSIP Number: With respect to each Certificate, the “Committee on Uniform Securities Identification Procedures” identification number provided by the CUSIP Service Bureau and appearing on the face of such Certificate.

Definitive Certificates: Certificates issued in definitive physical form.

Denomination: With respect to any Certificate or any beneficial interest in a Certificate, the amount: (i) (A) set forth on the face thereof or (B) in the case of any Book-Entry Certificate, set forth on a schedule attached thereto or, in the case of any beneficial interest in a Book-Entry Certificate, the interest of the related Beneficial Owner in the applicable Class of Certificates as reflected on the books and records of the Depository or related Depository Participants, as applicable; (ii) expressed in terms of Initial Certificate Principal Balance; and (iii) in an authorized denomination, as set forth in Section 4.01(a).

Depositor: Oaks Funding II LLC, a Delaware corporation, or its successor in interest.

Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act.

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Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Designation Notice: With respect to the Underlying Series (as defined in the Underlying Trust Agreement), that certain notice of Designation of Directing Certificateholder for Multifamily Mortgage Pass-Through Certificates, dated as of the Closing Date, from the Trustee on behalf of the Issuing Trust directing the designation of Oaks Holding I LLC, a Delaware Limited Liability Company, the Controlling Class Representative as of the Closing Date, as the “Directing Certificateholder” under the Underlying Pooling Agreement (as defined in the Underlying Trust Agreement); and any other such notice in substantially similar form directing the designation of a subsequent Controlling Class Representative as the “Directing Certificateholder” under the Underlying Pooling Agreement (as defined in the Underlying Trust Agreement). Such Designation Notice shall be in the form of, in the case of the Underlying Trust Agreement, Exhibit K-1 hereto and, in the case of the Underlying Pooling Agreement (as defined in the Underlying Trust Agreement), Exhibit K-2 hereto.

Disqualified Non-U.S. Tax Person: With respect to the Class R Certificates, any Non-U.S. Tax Person or agent thereof other than (i) a Non-U.S. Tax Person that holds the Class R Certificates in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Administrator with an effective IRS Form W-8ECI or (ii) a Non-U.S. Tax Person that has delivered to both the transferor and the Certificate Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class R Certificates to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class R Certificates will not be disregarded for federal income tax purposes.

Disqualified Organization: With respect to the Class R Certificates, (a) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax imposed by Chapter 1 of the Code and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (b) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (c) any organization that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) (except certain farmers’ cooperatives described in Code Section 521), (d) a rural electric and telephone cooperative described in Code Section 1381(a)(2)(C) or (e) any other person so designated by the Certificate Administrator based upon an Opinion of Counsel to the effect that any transfer to such person may cause the Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms “United States”, “State” and “International Organization” shall have the meanings set forth in Code Section 7701 or successor provisions.

Distribution Account: The account created and maintained by the Certificate Administrator on behalf of the Trustee, pursuant to Section 3.01(a), in trust for the benefit of the Certificateholders, which shall be entitled “U.S. Bank National Association [or the name of any successor certificate administrator], as Certificate Administrator, on behalf of U.S. Bank National Association [or the name of any successor trustee], as Trustee, for the benefit of the Certificateholders of Oaks Re-REMIC Trust 2016-FRR7C, Multifamily Mortgage Certificate-Backed Certificates, Series 2016-FRR7C, Distribution Account”. Any such account or accounts shall be an Eligible Account.

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Distribution Date: The first (1st) Business Day immediately succeeding the Underlying CMBS Distribution Date to occur in each month, commencing in May 2016, except that the first Distribution Date shall be on the third (3rd) Business Day following the Underlying CMBS Distribution Date in May 2016.

Distribution Date Statement: A statement prepared by the Certificate Administrator with respect to each Distribution Date, pursuant to Section 3.06.

Domestic Global Certificate: Any of the single, permanent global certificates that represents the Certificates acquired by the initial Holders and subsequently sold in reliance on Rule 144A.

DTC: The Depository Trust Company.

Eligible Account: Any of: (i) an account maintained with a federal or state chartered depository institution, banking corporation or trust company, including, without limitation, the Certificate Administrator (if it meets the criteria in clauses (ii), (iii) or (iv) of this definition); (ii) a segregated trust account or accounts maintained with the corporate trust department of a federally chartered depository institution or trust company, including, without limitation, the Trustee and the Certificate Administrator, each acting in its fiduciary capacity and subject to the regulations regarding fiduciary funds on deposit therein under 12 C.F.R. § 9.10(b) that has a combined capital surplus of at least $50,000,000; or (iii) a segregated trust account or accounts maintained with the corporate trust department of a state chartered depository institution or trust company, including, without limitation, the Trustee and the Certificate Administrator, each acting in its fiduciary capacity and subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 C.F.R. § 9.10(b) that has a combined capital surplus of at least $50,000,000.

ERISA: Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

ERISA Representation Letter: As defined in Section 4.02(f)(i)(A).

Errors and Omissions Insurance Policy: An errors and omissions insurance policy maintained by the Trustee or the Certificate Administrator, as the case may be, in accordance with Section 5.16.

Euroclear: Euroclear Bank S.A./N.V., as operator of the Euroclear System, or its successor in such capacity.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Expense Reserve Account: As defined in Section 3.01(d). For the avoidance of doubt, the Expense Reserve Account will not be an asset of the Trust REMIC created hereunder.

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Extraordinary Issuing Trust Deposit Amount: An amount equal to $25,000.

Extraordinary Issuing Trust Expense: Any loss, liability, expense or indemnification amount of the Issuing Trust Fund including, without limitation, any legal action relating to this Agreement or the Certificates, but excluding any loss, liability, expense or indemnification amount solely to the extent (A) in the case of the Trustee or Certificate Administrator, incurred by reason of the Trustee’s or the Certificate Administrator’s negligence, bad faith or willful misconduct in the performance or non-performance of the Trustee’s or Certificate Administrator’s duties under this Agreement, (B) in the case of the Depositor, incurred by reason of the Depositor’s negligence, bad faith or willful misconduct in the performance or non-performance of the Depositor’s duties under this Agreement or (C) imposed by any taxing authority to the extent such loss, liability or expense is a result of negligence and is not specifically reimbursable pursuant to the terms of this Agreement, in each case which (i) arises out of an otherwise unanticipated event and (ii) does not constitute an Underlying CMBS Loss allocated pursuant to the Underlying Trust Agreement. An “unanticipated event” referred to in clause (i) of this definition of “Extraordinary Issuing Trust Expense” shall include (but shall not be limited to) any fee payable to a successor trustee (to the extent not covered by any pro-rated amount returned from the initial Trustee or initial Certificate Administrator as contemplated by Section 5.10) in the instance where the Trustee or Certificate Administrator shall become incapable of acting, or has been adjudged bankrupt or insolvent, or a receiver of the Trustee or Certificate Administrator or of its property has been appointed, or any public officer has taken charge or control of the Trustee or Certificate Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, which event requires a successor trustee or certificate administrator to be appointed.

Extraordinary Issuing Trust Expenses on each Distribution Date, to the extent not reimbursed from the Expense Reserve Account, shall be allocated by the Certificate Administrator to the Certificates as provided for in Section 3.04(a) of this Agreement, and shall be reimbursed first from the Available Interest Distribution Amount (until reduced to zero) and then, from the Available Principal Distribution Amount (until reduced to zero).

For the avoidance of doubt, Extraordinary Issuing Trust Expenses shall constitute “unanticipated expenses incurred by the REMIC” within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii).

Fidelity Bond: A bond or insurance policy under which the insurer agrees to indemnify, reimburse or insure the Trustee or the Certificate Administrator, as the case may be, (subject to standard exclusions) (together with the Errors and Omissions Insurance Policy) for all losses (less any deductible) sustained as a result of any forgery, theft, embezzlement, fraud or other dishonest or negligent act on the part of the Trustee’s or the Certificate Administrator’s, as the case may be, directors, officers or employees and is maintained in accordance with Section 5.16.

Freddie Mac: The Federal Home Loan Mortgage Corporation or any successor.

FOIC: Five Oaks Investment Corp., a Maryland corporation.

Global Certificates: The Regular Certificates represented by the Regulation S Global Certificates and the Domestic Global Certificates.

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Grantor Trust: The portion of the Trust that the parties hereto agree to treat as a “grantor trust” under subpart E, part I of subchapter J of the Code as set forth in the Preliminary Statement hereto.

Holder: See “Certificateholder”.

Individual Certificate: Any Certificate in definitive, fully-registered physical form without coupons, issued pursuant to Section 4.05 or any Certificate held by an Institutional Accredited Investor.

Initial Certificate Principal Balance: With respect to each Class of P&I Certificates, the balances set forth opposite such Class in the table set forth in the Preliminary Statement to this Agreement.

Institutional Accredited Investor: An institutional “accredited investor” within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act, or an entity in which all of the equity owners are such accredited investors.

Investment Representation Letter: The letter to be executed by Qualified Institutional Buyers or Institutional Accredited Investors, respectively, substantially in the form of Exhibit B-2, in connection with transfers of the Certificates to such Persons.

Investor: Each Holder or Beneficial Owner of a Certificate and each subsequent transferee thereof.

Investor Certification: The certification to be executed by Investors substantially in the form of Exhibit I, or in such other form contained on the Certificate Administrator’s Website.

IRS: The Internal Revenue Service.

Issuing Trust: The trust created by this Agreement with respect to the Issuing Trust Fund.

Issuing Trust Fund: The corpus of the trust created hereby and to be administered hereunder, consisting of: (i) the Underlying CMBS, (ii) the Distribution Account; (iii) the Expense Reserve Account; and (iv) the Issuing Trust’s rights and remedies under the Security Sale Agreement related to the Underlying CMBS.

LIBOR: One-month Libor as more particularly defined in the definition for “LIBOR” in the Underlying Trust Agreement.

Moody’s: Moody’s Investors Service, Inc. its successor in interest. If neither Moody’s nor any successor remains in existence, “Moody’s” shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Controlling Class Representative, notice of which designation shall be given to the Trustee and the Certificate Administrator, and specific ratings of Moody’s herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

Non-U.S. Beneficial Ownership Certification: As defined in Section 4.03(b).

Non-U.S. Tax Person: Any person other than a U.S. Tax Person.

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NRSRO: Any nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act.

Opinion of Counsel: A written opinion of nationally recognized counsel (who must, in connection with any opinion rendered pursuant hereto with respect to tax matters, be independent counsel, but who otherwise may be salaried counsel for the Depositor), which written opinion is acceptable and delivered to the addressee(s).

Outstanding Certificate: Any Certificate issued hereunder.

Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

P&I Certificates: The Class A and Class B Certificates. The P&I Certificates are also referred to in this Agreement as the Regular Certificates.

Pass-Through Rate: With respect to any Distribution Date and each Class of P&I Certificates, the Underlying CMBS Pass-Through Rate.

Paying Agent: Any paying agent, appointed pursuant to Section 5.15, authorized to make distributions on behalf of the Certificate Administrator. If no such paying agent has been appointed or if such paying agent has been so appointed but the Certificate Administrator shall have terminated such appointment, then the Certificate Administrator shall be the Paying Agent.

Percentage Interest: With respect to: (a) any Regular Certificate, the initial Denomination thereof as of the Closing Date divided by the Initial Certificate Principal Balance of the related Class, (b) a Class R Certificate, the percentage interest set forth on the face thereof and (c) a Class ERA Certificate, the percentage interest set forth on the face thereof.

Permitted Investments: Any one or more of the following obligations:

(a)          obligations of, or obligations directly and unconditionally guaranteed as to timely payment of principal and interest by, the U.S. government or any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States of America and have maturities not in excess of one (1) year;

(b)          federal funds, unsecured certificates of deposit, time deposits, banker’s acceptances, and repurchase agreements having maturities of not more than ninety (90) days of any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia and subject to supervision or examination by federal or state authority, the short-term debt obligations of which are rated in the highest rating category of S&P and, if it has a term in excess of three (3) months, the long-term debt obligations of which are rated “AA-” (or the equivalent) by S&P, and that (a) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $1,000,000,000”;

(c)          deposits that are insured up to the maximum amount insurable by the Federal Deposit Insurance Corp. (“FDIC”);

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(d)          commercial paper rated “A–1-” (or the equivalent) by S&P and having a maturity of not more than ninety (90) days; and

(e)          any money market fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clause (a) above, (ii) has net assets of not less than $5,000,000,000, and (iii) has the highest rating obtainable from S&P.

provided that “Permitted Investments” (i) shall exclude any security with the “r” highlighter symbol (or any other comparable qualifier) attached to the rating (indicating high volatility or dramatic fluctuations in their expected returns because of market risk), as well as any mortgage-backed securities and any security of the type commonly known as “strips”; (ii) shall be limited to those instruments that have a predetermined fixed dollar of principal due at maturity that cannot vary or change; (iii) shall only include instruments that qualify as “cash flow investments” (within the meaning of Section 860G(a)(6) of the Code); and (iv) shall exclude any investment where the right to receive principal and interest derived from the underlying investment provides a yield to maturity in excess of one hundred and twenty percent (120%) of the yield to maturity at par of such underlying investment. Interest may either be fixed or variable, and any variable interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index. No investment shall be made which requires a payment above par for an obligation if the obligation may be prepaid at the option of the issuer thereof prior to its maturity. All investments shall mature or be redeemable upon the option of the holder thereof on or prior to the earlier of (x) three (3) months from the date of their purchase and (y) the Business Day preceding the day before the date such amounts are required to be applied hereunder.

Permitted Transferee: Any Transferee of a Class R Certificate other than (a) any of a Plan or a Person acting on behalf of or using the assets of a Plan, (b) a Disqualified Organization, (c) a Disqualified Non-U.S. Tax Person, (d) an entity treated as a U.S. partnership for federal income tax purposes if any partner thereof, directly or indirectly (other than through a U.S. corporation) is (or is permitted to be under the partnership agreement) a Disqualified Non-U.S. Tax Person, or (e) a U.S. Tax Person with respect to whom income on a Class R Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Tax Person or any nominee, agent or middleman of any of the above.

Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Plan: As defined in Section 4.02(c)(iii).

Privileged Person: The Depositor and its designees, the Controlling Class Representative, and any Person who provides the Certificate Administrator with an Investor Certification in the form of Exhibit I hereto.

Prohibited Transaction: As defined in Code Section 860F.

Qualified Institutional Buyer: A “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act.

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Rated Final Distribution Date: The Rated Final Distribution Date is as follows: with respect to the Class A Certificates, the Distribution Date in October 2044; and with respect to the Class B Certificates, the Distribution Date in October 2044.

Record Date: With respect to each Class of Certificates, for each Distribution Date, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs; provided that with respect to the initial Distribution Date, the Record Date will be the Closing Date.

Regular Certificates: Collectively, the Class A Certificates and the Class B Certificates.

Regulation S: Regulation S under the Securities Act.

Regulation S Book-Entry Certificate: Each of the Regular Certificates issued on the Closing Date in the form of Book-Entry Certificates and represented by one or more global certificates registered in the name of the Clearing Agency or its nominee and identified as a “Regulation S Global Certificate” thereon.

Regulation S Global Certificate: As defined in Section 4.03(b).

Regulation S Investor: With respect to a transferee of an interest in a Regulation S Book-Entry Certificate, a transferee that acquires such interest pursuant to Regulation S.

Release Date: The date that is forty (40) days after the commencement of the Restricted Period.

Remaining Certificateholder: As defined in Section 6.03(a).

REMIC: A “real estate mortgage investment conduit” as defined in Code Section 860D.

REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of part IV of subchapter M of chapter 1 of subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing may be in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

REMIC Returns: As defined in Section 5.13.

Residual Certificates: The Class R Certificates.

Residual Interest: The “residual interest” in the Trust REMIC, within the meaning of Code Section 860G(a)(2), which shall be represented by the Class R Certificates.

Responsible Officer: Any officer of the Trustee, the Certificate Administrator, the Certificate Registrar or the Paying Agent with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

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Restricted Period: The 40-day period prescribed by Regulation S commencing on the later of (a) the date upon which the Certificates are first offered to Persons in reliance on Regulation S other than any distributor (as defined in Regulation S) of the Certificates and (b) the Closing Date.

Rule 144A: Rule 144A under the Securities Act.

Rule 144A Book-Entry Certificate: Each of the Regular Certificates issued on the Closing Date in the form of Book-Entry Certificates and represented by one or more global certificates registered in the name of the Clearing Agency or its nominee and identified as a “Rule 144A Global Certificate” thereon.

Rule 144A Information: As defined in Section 4.01(c).

S&P: Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or its successors in interest. If S&P nor any successor remains in existence, “S&P” shall be deemed to refer to such other NRSRO or other comparable Person reasonably designated by the Controlling Class Representative (and such designation shall be deemed to be reasonable if the Person so designated is an NRSRO that has been regularly engaged in rating new issue CMBS transactions during the 12 months preceding the designation), notice of which designation shall be given to the other parties hereto, and specific ratings of S&P herein referenced shall be deemed to refer to the equivalent ratings of the party so designated. References herein to “applicable rating category” (other than such references to “highest applicable rating category”) shall, in the case of S&P, be deemed to refer to such applicable rating category of S&P, without regard to any plus or minus or other comparable rating qualification.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Security Sale Agreement: That certain security sale agreement dated as of April 25, 2016 by and between the Depositor, as purchaser, and FOIC, as the seller.

Seller: FOIC.

Similar Law: As defined in Section 4.02(c)(iii).

Special Notice: Any notice delivered to the Certificate Administrator for posting to the Certificate Administrator’s Website as a “Special Notice” pursuant to Section 5.11.

Startup Day: As defined in Section 2.03.

Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

Transferor Letter: The letter to be executed by transferors of Certificates to Qualified Institutional Buyers or Institutional Accredited Investors, substantially in the form of Exhibit B-1, in connection with transfers of Certificates to such Persons, which letter shall be in form and substance satisfactory to the Certificate Administrator and the Depositor.

Trust REMIC: As defined in the Preliminary Statement hereto.

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Trust REMIC Assets: All of the assets that comprise the Issuing Trust Fund, other than the Expense Reserve Account and the proceeds thereof.

Trustee: U.S. Bank National Association, a national banking association, in its capacity as trustee, or its successor in interest or any successor trustee appointed as herein provided.

Trustee Fee: As defined in Section 5.08.

Trustee’s Website: The website of the Trustee which shall initially be located on the world wide web at http://www.usbank.com/abs; it being understood that for so long as the Trustee and the Certificate Administrator are the same Person, the Trustee’s Website is the same as the Certificate Administrator’s Website.

U.S. Tax Person: A person that is considered under the Code (i) a citizen or resident of the United States, (ii) a corporation or partnership (except to the extent provided in the applicable Treasury regulations) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Tax Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 that have elected to be treated as U.S. Tax Persons).

Underlying Certificate Administrator: With respect to the Certificates and the Underlying CMBS, the Person or Persons identified as the “Certificate Administrator” (if any, as defined in the Underlying Trust Agreement) with respect to the Underlying Series under the Underlying Trust Agreement, and its successor in such capacity.

Underlying CMBS: The multifamily mortgage pass-through certificates listed on Schedule I attached hereto.

Underlying CMBS Control Rights: The consent, voting, control, consultation or other similar rights held by the Underlying CMBS pursuant to the Underlying Trust Agreement, including, without limitation, any “Underlying CMBS Control Rights” as such term is defined in the Underlying Trust Agreement.

Underlying CMBS Distribution Date: The “Underlying CMBS Distribution Date” (as defined in the Underlying Trust Agreement).

Underlying CMBS Loss: With respect to any Distribution Date, the amount, if any, by which the aggregate Certificate Principal Balances of the Regular Certificates, after giving effect to distributions in respect of principal made on such Distribution Date, exceeds the aggregate principal balance of the Underlying CMBS after giving effect to distributions and principal balance reductions from the Underlying CMBS pursuant to the terms of the Underlying Trust Agreement on the related Underlying CMBS Distribution Date.

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Underlying CMBS Pass-Through Rate: The “Pass-Through Rate” (as defined in the Underlying Trust Agreement) of the Underlying CMBS determined in accordance with the Underlying Trust Agreement.

Underlying CMBS Schedule: The schedule attached as Schedule I attached hereto.

Underlying Monthly Reports: With respect to the Certificates and the Underlying CMBS, the periodic (in general, monthly) reports delivered to the Underlying Trustee or the Underlying Certificate Administrator pursuant to the Underlying Trust Agreement and further delivered to the Certificate Administrator, on behalf of the Trustee, as the holder of the Underlying CMBS.

Underlying Other Report: With respect to the Certificates and the Underlying CMBS, the periodic reports delivered pursuant to the Underlying Trust Agreement to the Certificate Administrator, on behalf of the Trustee, as the holder of such Underlying CMBS.

Underlying Trust Agreement: With respect to the Certificates and the Underlying CMBS, the trust agreement with respect to the Underlying Series.

Underlying Security Documents: The documents delivered and executed in connection with the origination of the Underlying Security.

Underlying Security: With respect to the Certificates and the Underlying CMBS, the “Underlying CMBS” as defined in the Underlying Trust Agreement.

Underlying Series: The transaction set forth on Schedule I attached hereto.

Underlying Trust Fund: With respect to the Certificates and the Underlying CMBS, the trust fund created in connection with the issuance of the Underlying CMBS.

Underlying Trustee: With respect to the Certificates and the Underlying CMBS, the Person or Persons identified as the “Trustee” (as defined in the Underlying Trust Agreement) with respect to the Underlying Series under the Underlying Trust Agreement, and its successor in such capacity.

Voting Rights: The portion of the voting rights assigned to each Class of Regular Certificates will be a percentage equal to the product of 100% and a fraction, the numerator of which is equal to the aggregate outstanding Certificate Principal Balance of such Class and the denominator of which is equal to the aggregate outstanding Certificate Principal Balance of all Classes of Regular Certificates. Neither the Class R Certificates nor the Class ERA Certificates will be entitled to any Voting Rights. Voting Rights allocated to the Certificateholders of a Class shall be allocated among such Certificateholders of such Class in proportion to the Percentage Interests evidenced by their respective Certificates. Voting Rights shall be exercised by all Certificateholders as a group unless the context specifically requires Voting Rights to be exercised by Class.

Voting Rights Restricted Investor: Means any “Borrower” (as defined in the Underlying Pooling Agreement (as defined in the Underlying Trust Agreement)) or is an “Affiliate” (as defined in the Underlying Pooling Agreement (as defined in the Underlying Trust Agreement)) of any “Borrower” (as defined in the Underlying Pooling Agreement (as defined in the Underlying Trust Agreement)) with respect to any of the Underlying Mortgage Loans (as defined in the Underlying Pooling Agreement (as defined in the Underlying Trust Agreement)).

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WHFIT: A “Widely Held Fixed Investment Trust” as that term is defined in Treasury Regulations Section 1.671-5(b)(22) or successor provisions.

WHFIT Regulations: Treasury Regulations Section 1.671-5, as amended.

Section 1.02         Rules of Construction; Other Definitional Provisions. Unless the context otherwise clearly requires:

(a)          the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined;

(b)          whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms;

(c)          the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”;

(d)          the word “will” shall be construed to have the same meaning and effect as the word “shall”;

(e)          any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth therein);

(f)          any reference to any Person, or to any Person in a specified capacity, shall be construed to include such Person’s successors and assigns or such Person’s successors in such capacity, as the case may be;

(g)          unless otherwise specified herein, “pro rata” when used in reference to more than one Class of Certificates shall mean “pro rata” based on the aggregate outstanding Certificate Principal Balances of such Classes of Certificates;

(h)          all references in this instrument to designated “Articles”, “Sections”, “Subsections”, “clauses”, “Exhibits”, “Schedules”, “Annexes” and other subdivisions are to the designated Articles, Sections, Subsections, clauses, Exhibits, Schedules, Annexes and other subdivisions of this Agreement as originally executed; and

(i)          the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Subsection or other subdivision.

Article II

Conveyance of the Underlying CMBS
and the Original Issuance of Certificates

Section 2.01         Conveyance of the Underlying CMBS. Pursuant to the Security Sale Agreement, the Seller has agreed to sell, assign and transfer the Underlying CMBS to the Depositor on the Closing Date.

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The Depositor, concurrently with the execution and delivery hereof, does hereby establish the Issuing Trust, appoint the Trustee as trustee of the Issuing Trust and transfer, convey, sell and assign to the Trustee in trust, on behalf of the Certificateholders, without recourse, except as otherwise specified herein, all the right, title and interest of the Depositor (as such was transferred to it by the Seller pursuant to the Security Sale Agreement) in and to: (i) the Underlying CMBS; (ii) all amounts due on the Underlying CMBS on or after the Closing Date (except with respect to any distributions on the Underlying CMBS in April 2016); and (iii) all rights of the Depositor under the Security Sale Agreement and (iv) Extraordinary Issuing Trust Deposit Amount. The Depositor agrees to promptly cause to be transferred to the Trustee (by wire transfer in immediately available funds) any amount with respect to the foregoing received on or after the Closing Date. In connection with such assignment of the Underlying CMBS, the Depositor shall cause the Underlying CMBS to be registered in the name of the Trustee (or its nominee), and hereby directs the Trustee to execute such transferee certifications as are required pursuant to the Underlying Trust Agreement in order to affect such registration and transfer. For the avoidance of doubt, the Certificate Administrator shall hold the Underlying CMBS on behalf of the Trustee on behalf of the Certificateholders.

The Trustee acknowledges the transfer and delivery to it of the Underlying CMBS, together with the transfer and delivery to it of all other assets included in the Issuing Trust, and concurrently with such delivery (i) declares that it holds and will hold the Underlying CMBS, in trust, on behalf of and for the benefit of Holders of the P&I Certificates and the Class R Certificates, (ii) acknowledges the issuance of the P&I Certificates and the Class R Certificates in exchange therefor, (iii) the Depositor hereby conveys all right, title and interest in and to the Underlying CMBS and the other property constituting the Trust REMIC to the Trustee, receipt of which is hereby acknowledged, and the Trustee acknowledges and hereby declares that it holds the same on behalf of the Holders of the P&I Certificates, and (iv) the Trustee acknowledges that it has executed and caused to be authenticated and delivered to and upon the order of the Depositor, in exchange for the assets of the Trust REMIC, the P&I Certificates and the Class R Certificates, evidencing ownership of the Trust REMIC, registered in the names set forth in such order and duly authenticated by the Trustee.

Notwithstanding anything to the contrary contained herein, the transfer of the Underlying CMBS by the Depositor hereunder is without representation or warranty of any kind other than the representations and warranties of the Depositor contained in Section 2.04 of this Agreement, and shall be without recourse to the Depositor except as regards a breach of such representations and warranties.

The assignment of the Underlying CMBS accomplished hereby is absolute and is intended as a sale. Further it is not intended that such conveyance be deemed to be a pledge of the Issuing Trust Fund by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Issuing Trust Fund is held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest, then the Depositor hereby grants to the Trustee for the benefit of the Certificateholders a security interest in all its right, title and interest in and to the Issuing Trust Fund, to secure payment and performance by the Depositor of its obligations hereunder and the making of distributions on the Certificates in the manner provided hereunder. The Depositor and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Underlying CMBS, such security interest would be deemed to be a perfected security interest of first priority under applicable law and shall be maintained as such throughout the term of this Agreement.

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The parties acknowledge that the Depositor has not transferred to the Trust, and the property of the Trust does not include the April 2016 distribution on the Underlying CMBS. In the event that the Trust receives the April 2016 distribution on the Underlying CMBS, then the Depositor hereby directs the Certificate Administrator to remit, and the Certificate Administrator agrees that it shall remit, promptly following any such receipt, the amount of such distribution by wire transfer in accordance with the following wire instructions:

Wells Fargo Bank, NA

ABA# 121-000-248

For Credit to CDO Clearing

A/C 6355067033

Further Credit To: FIVE OAKS INVESTMENT CORP A/C 48006600

Section 2.02         Execution and Delivery of the Certificates.

The Trustee acknowledges the transfer and delivery to it of the Underlying CMBS in the manner described in Section 2.01 hereof and, concurrently with such delivery, the Certificate Administrator, pursuant to the written direction of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized Denominations, in each case registered in the names set forth in such order or so directed in this Agreement and duly authenticated by the Authenticating Agent, which Certificates evidence ownership of the entire Issuing Trust.

Concurrently with the deposit by the Depositor with the Certificate Administrator of the Extraordinary Issuing Trust Deposit Amount, and establishment by the Certificate Administrator of the Expense Reserve Account, the Certificate Administrator, pursuant to the written direction of the Depositor executed by an officer of the Depositor, has executed, as Certificate Registrar, authenticated, as Authenticating Agent, and delivered to or upon the order of the Depositor, the Class ERA Certificates.

Section 2.03         REMIC Designations.

The Regular Certificates are hereby designated as “regular interests” in the Trust REMIC within the meaning of Code Section 860G(a)(1). The Class R Certificates are hereby designated as the sole class of “residual interests” in the Trust REMIC within the meaning of Code Section 860G(a)(2). The Closing Date is hereby designated as the “Startup Day” of the Trust REMIC within the meaning of Code Section 860G(a)(9). The “latest possible maturity date” of the Regular Certificates for purposes of Code Section 860G(a)(1) is the date that is the Rated Final Distribution Date.

Section 2.04         Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to each of the other parties to this Agreement, and for the benefit of the Certificateholders as of the Closing Date, that:

(a)          The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with power and authority to own its properties and conduct its business and to perform its obligations under this Agreement.

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(b)          This Agreement has been duly authorized, executed and delivered by the Depositor and, assuming the valid execution thereof by the Trustee and the Certificate Administrator, this Agreement will constitute a valid and binding agreement of the Depositor enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights and by general equity principles.

(c)          Neither the issuance or delivery of the Certificates, nor the consummation of any other of the transactions contemplated herein, nor compliance with the provisions of this Agreement, will conflict with or result in the breach of any term or provision of the organizational documents of the Depositor, and the Depositor is not in breach or violation of or in default (nor, to the best of the Depositor’s knowledge, has an event occurred that with notice or lapse of time or both would constitute a default) under the terms of (i) any agreement to which the Depositor is a party or by which it or its properties are bound or (ii) any law, decree, order, rule or regulation applicable to the Depositor of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over its properties, except for such default, breach or violation that, individually or in the aggregate, would not be reasonably likely to have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement.

(d)          Assuming compliance with Section 4.02, no filing or registration with, notice to, or consent, approval, authorization or order or other action of any court or governmental authority or agency is required for the consummation by the Depositor of the transactions contemplated by this Agreement, except such as have been obtained.

(e)          Assuming the accuracy of the representations and warranties of the Seller in the Security Sale Agreement, upon delivery of the Underlying CMBS by the Seller pursuant to the requirements of the Underlying Trust Agreement and the Security Sale Agreement, execution and delivery by the Trustee and the Certificate Administrator of this Agreement, and delivery of the Certificates to the Depositor, the Issuing Trust will acquire the Underlying CMBS free and clear of any lien, mortgage, pledge, charge, encumbrance, option, liability, claim, participation or other ownership interest, conditional sale agreement, repurchase right, adverse claim or other security interest.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Underlying CMBS to the Trustee. Upon discovery by any of the parties hereto of a breach of any of the foregoing representations and warranties or the representations and warranties in the Security Sale Agreement that materially and adversely affects the value of the Underlying CMBS or the interests of the Certificateholders in the Underlying CMBS, the party discovering such breach shall give prompt written notice to each of the other parties hereto and, if the breach relates to the representations and warranties in the Security Sale Agreement, the Seller and the Certificate Administrator to make such information available on the Certificate Administrator’s Website.

The Depositor agrees to indemnify and hold harmless the Issuing Trust against any loss, liability or expense (including reasonable legal expenses) incurred as a result of a breach of any of the representations and warranties of the Depositor in this Section 2.04 that materially and adversely affects the value of the Underlying CMBS or the interests of the Certificateholders in the Underlying CMBS, including, but not limited to, the cost of any enforcement action by the Trustee relating to such breach; provided, however, that in no event will the Seller’s liability pursuant to this Section 2.04(c) be greater than the sum of (i) the outstanding principal balance of the Underlying CMBS and (ii) all reasonable costs and expenses (including reasonable legal expenses), including, but not limited to, the cost of any enforcement action, incurred by the Trustee relating to such breach; and provided further, however, that the Trustee shall not be entitled to any duplicate recovery of amounts from the Seller and the Depositor.

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Article III

Administration of the Underlying CMBS

Section 3.01         Establishment of Accounts; Collection of Payments on the Underlying CMBS.

(a)          On or prior to the Closing Date, the Certificate Administrator shall establish and maintain with itself a distribution account (the “Distribution Account”), which must at all times be an Eligible Account, and in which the Certificate Administrator shall, subject to the terms of this Section 3.01, deposit each distribution received by the Certificate Administrator with respect to the Underlying CMBS. The Certificate Administrator shall, subject to the terms of this paragraph, be deemed to credit the Distribution Account with each distribution received by the Certificate Administrator with respect to the Underlying CMBS, no later than the Business Day following receipt. Amounts on deposit in the Distribution Account shall remain uninvested.

(b)          If the Certificate Administrator shall not have received a distribution with respect to the Underlying CMBS by the second (2nd) Business Day after the date on which such distribution was due and payable pursuant to the terms of the Underlying CMBS, the Certificate Administrator shall request such payment as promptly as possible and legally permitted and shall, subject to the penultimate sentence of this Section 3.01(b), after a reasonable period, notify the Trustee, the Controlling Class Representative, the Underlying Trustee and the Underlying Certificate Administrator, and take such legal action on behalf of the Trustee as the Certificate Administrator shall deem commercially reasonable and appropriate under the circumstances, including the prosecution of any claims in connection therewith. In the event any such action shall be taken against any affiliate of the Trustee or Certificate Administrator, the Trustee shall engage a co-trustee (who shall have the same rights as the Trustee hereunder), at the expense of the Depositor, to take such action. To the extent not otherwise reimbursable pursuant to this Agreement from the Seller or the Depositor, or from amounts on deposit in the Expense Reserve Account, the reasonable legal fees and expenses incurred by the Certificate Administrator or the Trustee in connection with any such legal action shall be reimbursable to the Certificate Administrator or the Trustee out of the proceeds of any such action and shall be paid prior to the deposit of any remaining proceeds in the Distribution Accounts, pending distribution thereof to Certificateholders in accordance with Section 3.02. If the Trustee or the Certificate Administrator determines, in its sole discretion, that the proceeds of any such legal action may be insufficient to reimburse it for its projected legal fees and expenses, it shall notify the Certificateholders that it is not obligated to pursue any such available remedies unless an adequate indemnity for its legal fees and expenses satisfactory to it is provided by the Certificateholders. In the event any such indemnity is provided, the Trustee or the Certificate Administrator, as the case may be, shall take such action as shall be commercially reasonable appropriate under the circumstances.

(c)          The Trustee, the Certificate Administrator and each of their affiliates are permitted to receive additional compensation that could be deemed to be in the Trustee’s or the Certificate Administrator’s, as applicable, economic self-interest for (i) serving as investment advisor, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain Permitted Investments, (ii) using affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be an amount that is reimbursable to the Trustee or the Certificate Administrator or payable by any other party pursuant to this Agreement.

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(d)          The Certificate Administrator shall establish and maintain a segregated account (the “Expense Reserve Account”), which at all times must be an Eligible Account, that shall be funded on a one-time basis by the Depositor on the Closing Date in an amount equal to the Extraordinary Issuing Trust Deposit Amount. Neither the Depositor nor any other Person shall be obligated to add any amounts to the Expense Reserve Account after the initial deposit therein; provided, however, that, after the initial deposit in the Expense Reserve Account, amounts received in reimbursement of Extraordinary Issuing Trust Expenses shall be deposited in the Expense Reserve Account in accordance with Section 3.04(b). The Expense Reserve Account shall be an asset of the Grantor Trust.

The Certificate Administrator shall, at the direction of the Holders of more than 50% of the Percentage Interest in the Class ERA Certificates or a representative appointed by the Holders of more than 50% of the Percentage Interest in the Class ERA Certificates pursuant to an ERA Direction Letter in the form attached hereto as Exhibit H, which representative initially will be the Depositor or an affiliate of the Depositor, invest such amounts in the Expense Reserve Account in Permitted Investments, which Permitted Investments shall be determined by the Holders or their representative and indicated to the Certificate Administrator in writing (which writing may be an email), and in the absence of such direction, amounts held in the Expense Reserve Account shall remain uninvested; provided that the Certificate Administrator shall have no liability for any losses with respect to the Expense Reserve Account so long as such amounts are invested in Permitted Investments; provided, further, that if upon any transfer to any subsequent Holders of more than 50% of the Percentage Interest in the Class ERA Certificates, such subsequent Holders of more than a 50% Percentage Interest of such Class ERA Certificates (or a representative appointed by the Holders of more than 50% of the Percentage Interest in the Class ERA Certificates pursuant to an ERA Direction Letter in the form attached hereto as Exhibit H) do not provide any investment direction to the Certificate Administrator, the Certificate Administrator shall continue to invest amounts in the Expense Reserve Account in accordance with the last direction provided by the prior Holders of more than 50% of the Percentage Interest in the Class ERA Certificates (or a representative on behalf of such Holders appointed in accordance with this paragraph) prior to such transfer. Any and all investment income with respect to such investments (net of any losses with respect to such investments) shall be remitted by the Certificate Administrator to the Holders of the Class ERA Certificates on a monthly basis on the related Distribution Date. Upon termination of the Issuing Trust, the Certificate Administrator shall remit any remaining amounts in the Expense Reserve Account to the Holders of the Class ERA Certificates.

Any Extraordinary Issuing Trust Expenses incurred by the Issuing Trust or by any party to this Agreement may, subject to the limitations contained herein and as allocated in accordance with Section 3.04(a), be paid directly when due by the Certificate Administrator from amounts on deposit in the Expense Reserve Account. To the extent not so paid directly by the Certificate Administrator, on each Distribution Date, each of the Certificate Administrator and the Trustee, as applicable, shall be entitled to be reimbursed in accordance with the terms hereof for any Extraordinary Issuing Trust Expense incurred by such party from amounts on deposit in the Expense Reserve Account. The Certificate Administrator shall withdraw and pay to the requesting party (or retain, as applicable) from the Expense Reserve Account amounts necessary to pay such Extraordinary Issuing Trust Expenses for so long as the funds therein are sufficient therefor.

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The application of funds in the Expense Reserve Account shall reduce the amount available (i) to pay Extraordinary Issuing Trust Expenses or (ii) to reimburse the Trustee or the Certificate Administrator for any Extraordinary Issuing Trust Expenses.

From and after the date on which the funds on deposit in the Expense Reserve Account are reduced to zero, the amount of any unpaid Extraordinary Issuing Trust Expenses and amounts owed to the Trustee and Certificate Administrator will be paid from amounts held in the Distribution Account and shall be allocated on each succeeding Distribution Date by the Certificate Administrator pursuant to Section 3.04 hereof.

(e)          The Class ERA Certificates are hereby designated as representing undivided beneficial interests in all amounts on deposit in the Expense Reserve Account and all proceeds from Permitted Investments held therein and, upon termination of the Issuing Trust, the funds (including any such net proceeds) remaining in the Expense Reserve Account. The Expense Reserve Account shall be treated as an “outside reserve fund” under the REMIC Provisions and not as an asset of the Trust REMIC, and all amounts therein shall be beneficially owned by the Holders of the Class ERA Certificates, who shall be taxable on their respective proportions of all income or gain with respect thereto. Any distributions from the Trust REMIC to the Expense Reserve Account shall be treated as distributed to the Holders of the Class ERA Certificates as beneficial owners of the Expense Reserve Account. For federal income tax purposes, the Expense Reserve Account shall be the asset of a Grantor Trust under subpart E, part I, subchapter J of the Code, beneficially owned by the Holders of the Class ERA Certificates (which initially shall be the Depositor or an affiliate of the Depositor), and the Certificate Administrator shall timely file and furnish such information returns and schedules with respect thereto as may be required by the Code. Unless directed otherwise by the Holders of the Class ERA Certificates, the Certificate Administrator shall not be required to report under the WHFIT Regulations with respect to the Class ERA Certificates, and neither the Trustee nor the Certificate Administrator shall have any obligation to determine or monitor whether the Grantor Trust has become a WHFIT following the Closing Date. The Holders of the Class ERA Certificates shall so notify and direct the Certificate Administrator if at any time the Class ERA Certificates are held through a nominee.

Section 3.02         Distributions.

(a)          The Certificate Administrator, based solely on information in the applicable Underlying Monthly Report and/or any Underlying Other Report, shall calculate the amounts of interest and principal to be distributed on each Class of Certificates pursuant to this Section 3.02 and make such distributions from the Distribution Account on such Distribution Date. The obligation of the Certificate Administrator in making distributions on the Certificates is limited to the extent of its actual receipt of distributions on the Underlying CMBS on the Underlying CMBS Distribution Dates.

(b)          On each Distribution Date, the Certificate Administrator (based on the related Underlying Monthly Report) shall, to the extent of the Available Principal Distribution Amount on deposit in the Distribution Account for such Distribution Date, distribute to the Holders of record as of the close of business on the related Record Date (1) by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder provides the Certificate Administrator with a written request and wiring instructions at least five (5) Business Days prior to the related Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise (2) by check mailed to such Certificateholder, in the following order of priority:

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(i)          first, to the Class A Certificates, in reduction of the aggregate Certificate Principal Balance thereof, in an amount up to the Available Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero;

(ii)         second, to the Class A Certificates, in an amount up to the aggregate of unreimbursed Underlying CMBS Losses or other losses realized with respect to the Issuing Trust previously allocated to the Class A Certificates and for which no reimbursement has previously been paid;

(iii)        third, to the Class B Certificates, in reduction of the aggregate Certificate Principal Balance thereof, in an amount up to the Available Principal Distribution Amount for such Distribution Date remaining after any distributions to the Class A Certificates for such Distribution Date, until the aggregate Certificate Principal Balance of the Class B Certificates has been reduced to zero;

(iv)        fourth, to the Class B Certificates, in an amount up to the aggregate of unreimbursed Underlying CMBS Losses or other losses realized with respect to the Issuing Trust previously allocated to the Class B Certificates and for which no reimbursement has previously been paid; and

(v)         fifth, to pay any remaining portion of the Available Principal Distribution Amount to the Class R Certificates.

(c)          On each Distribution Date, the Certificate Administrator (based on the related Underlying Monthly Report) shall, to the extent of the Available Interest Distribution Amount on deposit in the Distribution Account, distribute the Available Interest Distribution Amount to the Holders of record on the close of business on the Record Date in the following order of priority:

(i)          first, to the Class A Certificates, Accrued Certificate Interest thereon for such Distribution Date plus any Accrued Certificate Interest thereon remaining unpaid from any prior Distribution Date;

(ii)         second, to the Class B Certificates, Accrued Certificate Interest thereon for such Distribution Date plus any Accrued Certificate Interest thereon remaining unpaid from any prior Distribution Date; and

(iii)        third, any remaining amounts, to the Class R Certificates.

The distributions made by the Certificate Administrator pursuant to this sub-clause (c) shall be made (1) by wire transfer in immediately available funds to the account specified by the applicable Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder provides the Certificate Administrator with a written request and wiring instructions at least five (5) Business Days prior to the related Record Date, or otherwise (2) by check mailed to such Certificateholder.

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(d)          Notwithstanding any other provision of this Agreement, the Certificate Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount income, which the Certificate Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Certificate Administrator does withhold any amount from payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Certificate Administrator shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

(e)          Distributions in reimbursement of Underlying CMBS Losses or other losses allocated to the Regular Certificates shall be made in the amounts and manner specified in Section 3.02(b) to the Holders of the respective Class otherwise entitled to distributions of interest and principal on such Class on the relevant Distribution Date; provided, however, that all distributions in reimbursement of Underlying CMBS Losses or other losses previously allocated to a Class of Regular Certificates which has since been retired will be paid to the prior Holders that surrendered such Class of Regular Certificates upon retirement thereof.

(f)          [Reserved].

Section 3.03         Allocation of Losses. On each Distribution Date, Underlying CMBS Losses or other losses (excluding losses caused by Extraordinary Issuing Trust Expenses), shall be allocated, dollar for dollar without a principal distribution, first, as a reduction of the aggregate Certificate Principal Balance of the Class B Certificates until the aggregate Certificate Principal Balance of the Class B Certificates is reduced to zero and, then, as a reduction of the aggregate Certificate Principal Balance of the Class A Certificates until the aggregate Certificate Principal Balance of the Class A Certificates is reduced to zero. No other credit support will be available for the Holders of the Class A Certificates. For the avoidance of doubt, Extraordinary Issuing Trust Expenses shall not result in a reduction of the aggregate Certificate Principal Balance of the Regular Certificates.

Section 3.04         Extraordinary Issuing Trust Expenses.

(a)          Extraordinary Issuing Trust Expenses will first be reimbursed from amounts available in the Expense Reserve Account as and to the extent provided for under Section 3.01(d). Any remaining amounts of Extraordinary Issuing Trust Expenses, as and to the extent not reimbursed from the Expense Reserve Account, shall be allocated by the Certificate Administrator on the related Distribution Date, first, as a reduction of the Available Interest Distribution Amount otherwise distributable on the Certificates pursuant to Section 3.02(c) hereof until such amount is reduced to zero and, second, as a reduction of the Available Principal Distribution Amount otherwise distributable on the Certificates pursuant to Section 3.02(b) hereof until such amount is reduced to zero; provided that any remaining amounts of Extraordinary Issuing Trust Expenses after the foregoing allocations shall be allocated in like manner on each subsequent Distribution Date.

(b)          Amounts received in reimbursement of Extraordinary Issuing Trust Expenses previously allocated by the Certificate Administrator shall, to the extent such expenses were paid solely out of the Expense Reserve Account and were not paid or reimbursed from any other amounts, be deposited by the Certificate Administrator in the Expense Reserve Account. To the extent that Extraordinary Issuing Trust Expenses were paid out of the Distribution Account, such amounts shall be allocated by the Certificate Administrator, and shall, first, increase the Available Principal Distribution Amount to the extent of any prior reductions of such amount as a result of Extraordinary Issuing Trust Expenses that have not been previously reimbursed and, then, any remaining amount will increase the Available Interest Distribution Amount distributable on the related Distribution Date.

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Section 3.05         Underlying CMBS Control Rights; Limitation on Liability of Controlling Class.

(a)          The Certificate Administrator, on behalf of the Trustee, shall exercise any Underlying CMBS Control Rights with respect to the Underlying CMBS to which it may be entitled as the holder of such Underlying CMBS at the direction of the Controlling Class Representative. These Underlying CMBS Control Rights may include, without limitation, the right to participate in votes by the certificateholders in the Underlying Series in connection with (i) the removal of the Underlying Trustee or Underlying Certificate Administrator, (ii) any proposed amendment of the Underlying Trust Agreement and (iii) any proposed waiver of an “Event of Default” under the Underlying Trust Agreement, in each case as and to the extent set forth in the Underlying Trust Agreement.

Any notices or other communications received by the Trustee (or the Certificate Administrator), as the registered holder of the Underlying CMBS, that relate to “Controlling Class Certificateholder” matters (as the term “Controlling Class Certificateholder” is defined in the Underlying Trust Agreement) or “Directing Certificateholder” matters (as the term “Directing Certificateholder” is defined in the Underlying Pooling Agreement (as defined in the Underlying Trust Agreement) shall be forwarded to the Controlling Class Representative upon receipt and shall also be included in the information provided by the Certificate Administrator pursuant to Section 3.06 hereof. Additionally, with respect to any other matter for which the Issuing Trust is required (or requested) to vote (or otherwise act) as the holder of the Underlying CMBS, the Certificate Administrator shall forward any notice or communication received with respect to such matters to the Controlling Class Representative upon receipt and include such notice or communication in the information provided by the Certificate Administrator pursuant to Section 3.06 hereof.

Upon receipt of a written direction from the Controlling Class Representative, which direction shall be made available on the Certificate Administrator’s Website, the Trustee is hereby authorized and directed to execute, on behalf of the Issuing Trust, any Designation Notice and deliver such notice to the Underlying Trustee or Underlying Certificate Administrator, as applicable, and on the Closing Date hereof and subject to the terms and requirements in the Underlying Trust Agreement, the Trustee agrees to direct the Underlying Trustee or the Underlying Certificate Administrator, as applicable, to appoint the Controlling Class Representative as the “Directing Certificateholder” with respect to (i) the Underlying Trust Agreement, and/or (ii) the “Underlying Pooling Agreement” (as defined in the Underlying Trust Agreement), to the extent the holder of the Underlying CMBS may be entitled to make such appointment pursuant to the Underlying Trust Agreement.

(b)          With respect to any purchase option in respect of defaulted loans among the Underlying CMBS Control Rights for the Underlying Series (as defined in the Underlying Trust Agreement), the Trustee shall take such actions as are necessary to designate such purchase option either to the Controlling Class Representative or a Person designated by the Controlling Class Representative, in either case only upon written direction by the Controlling Class Representative. The Trustee shall not itself own or exercise any such purchase option and neither such purchase option nor any related defaulted loan if purchased from the Underlying Series shall be owned by the Issuing Trust or part of the Trust REMIC or any regular interest therein.

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(c)          Neither the Trustee nor the Certificate Administrator shall be liable to any Certificateholder for any exercise or non-exercise of any Underlying CMBS Control Rights in accordance with this Agreement. Moreover, the Trustee and the Certificate Administrator shall be under no obligation to exercise any discretion with respect to the exercise of Underlying CMBS Control Rights, and shall be under no obligation to exercise any Underlying CMBS Control Rights, if (A) a Controlling Class Representative has not been identified to it as required under this Agreement, or (B) the Trustee or the Certificate Administrator, as applicable, has not received any direction from the Controlling Class Representative.

Notwithstanding anything herein to the contrary, the Trustee and the Certificate Administrator shall have no obligation to direct the designation of any Person appointed as a Controlling Class Representative as the “Directing Certificateholder” under the Underlying Pooling Agreement (as defined in the Underlying Trust Agreement) until such time as it receives a written direction from such party to execute a Designation Notice and deliver such notice to the Underlying Trustee or Underlying Certificate Administrator, as applicable. In addition, neither the Trustee nor the Certificate Administrator shall be required to expend its own funds or place itself or the Issuing Trust at financial risk (including, without limitation, at risk for the imposition of any tax) in connection with the exercise of any Underlying CMBS Control Rights, and shall otherwise be entitled to the protections afforded it under this Agreement in connection with the exercise of any Underlying CMBS Control Rights at the direction of the Controlling Class Representative. In addition, and notwithstanding anything to the contrary contained in this Agreement, no direction of a Controlling Class Representative or failure to consent to any action requiring its or their consent under this Agreement shall (i) require or cause the Trustee or the Certificate Administrator to violate the terms of any Underlying Security, any applicable law or any provision of this Agreement, (ii) result in the imposition of a “prohibited transaction” or “prohibited contribution” tax under the REMIC Provisions or cause the Trust REMIC to fail to qualify as a REMIC, or (iii) expose the Depositor (to the extent the Depositor is not also the Controlling Class Representative), the Seller, the Issuing Trust, the Trustee, the Certificate Administrator or their affiliates, shareholders, officers, directors, members, managers, employees or agents to any claim, suit or liability.

(d)          The exercise of Underlying CMBS Control Rights shall also be subject to any limitations placed thereon under the Underlying Trust Agreement.

Without limiting the foregoing, pursuant to the Underlying Trust Agreement if the Controlling Class Representative is a Voting Rights Restricted Investor, it shall be restricted from giving any direction and receiving information as set forth in Section 3.05(d) the Underlying Trust Agreement.

(e)          By its acceptance of a Certificate, each Certificateholder confirms its understanding that, (i) the Controlling Class Representative and the Holders of the Controlling Class may each have relationships and interests that conflict with those of other Certificateholders; (ii) the Controlling Class Representative and the Holders of the Controlling Class may act solely in the interests of the Controlling Class; (iii) the Controlling Class Representative and the Holders of the Controlling Class do not have any duties to the Issuing Trust or to the Certificateholders of any other Class of Certificates; (iv) the Controlling Class Representative and the Holders of the Controlling Class may take actions that favor interests of such Controlling Class over the interests of the Certificateholders of one or more other Classes of Certificates; (v) neither the Controlling Class Representative nor the Holders of the Controlling Class will have any liability whatsoever to the Issuing Trust, the other parties to this Agreement, any other Certificateholders or any other person for having acted in accordance with or as permitted under the terms hereof and the Underlying Trust Agreement (including, without limitation, any action not taken); and (vi) the Certificateholders may not take any action whatsoever against the Controlling Class Representative or the Holders of the Controlling Class or any of the respective affiliates, directors, officers, shareholders, members, partners, agents or principals thereof as a result of such Controlling Class Representative or the Holders of such Controlling Class having acted in accordance with the terms of and as permitted under this Agreement and the Underlying Trust Agreement (including, without limitation, any action not taken).

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Without limiting the generality of the foregoing, each Certificateholder also acknowledges and agrees that: each Controlling Class Representative may direct the exercise of the Underlying CMBS Control Rights for its exclusive benefit, and neither the Controlling Class Representative nor the Controlling Class has any obligation to share any such control rights or the benefits thereof with any Certificateholder.

Section 3.06         Statements to Certificateholders.

(a)          On each Distribution Date (subject to Section 3.06(d)), the Certificate Administrator shall prepare, based solely on the Underlying Monthly Report and any applicable Underlying Other Report delivered to it on behalf of the Trustee as the holder of the Underlying CMBS, and make available on the Certificate Administrator’s Website and, upon written request, shall forward by mail or in electronic format, to any Privileged Person, a Distribution Date Statement containing (among other things):

(i)          the Available Principal Distribution Amount;

(ii)         the Available Interest Distribution Amount with respect to such Distribution Date and (C) any other amounts received in respect of interest on the Underlying CMBS);

(iii)        the applicable Pass-Through Rate for such Distribution Date;

(iv)        the amount of any Extraordinary Issuing Trust Expenses incurred and reimbursed with respect to such Distribution Date (identifying in each instance the portion of such Extraordinary Issuing Trust Expense that was (A) reimbursed from amounts on deposit in the Expense Reimbursement Account, (B) deducted from the Available Interest Distribution Amount otherwise distributable to any Class of Certificates, and (C) deducted from the Available Principal Distribution Amount otherwise distributable to any Class of Certificates);

(v)         if the amount of principal distributions to the Holders of any Class of Regular Certificates was less than the full amount that would have been distributable to such Holders if there had been a sufficient Available Principal Distribution Amount, the amount of such shortfall;

(vi)        if the amount of interest distributions to the Holders of the Certificates was less than the full amount that would have been distributable to such Holders if there had been a sufficient Available Interest Distribution Amount, the amount of such shortfall; and

(vii)       the amount of Underlying CMBS Losses or other losses allocated to each Class of Regular Certificates after giving effect to any distributions on such Distribution Date.

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In addition, within five (5) Business Days following each Distribution Date, the Certificate Administrator is required to make available (upon request) to any Privileged Person and post to the Certificate Administrator’s Website the most recent Underlying Monthly Report and any Underlying Other Report prepared since the prior Distribution Date Statement was disseminated (or in the case of the initial Distribution Date Statement, since the Closing Date) to the extent that the Certificate Administrator is entitled to receive and disclose any such Underlying Monthly Reports and any Underlying Other Report as holder of the Underlying CMBS. The Certificate Administrator shall not be liable for making such information available pursuant to the terms of this Agreement.

The Certificate Administrator’s obligation to provide such information to Certificateholders and others shall be contingent on and to the extent of its receipt of such information from the Underlying Trustee, and the Underlying Certificate Administrator, as applicable. In calculating distributions upon the Underlying CMBS and other matters contained in its reports, the Certificate Administrator shall be entitled to rely conclusively on the Underlying Monthly Reports and any Underlying Other Report it receives as holder of the Underlying CMBS. Information posted to the Certificate Administrator’s Website shall not contain information available only by appointment with or otherwise upon request from a party to the applicable Underlying Trust Agreement. Except in the case of the Controlling Class Representative, to the extent required with respect to the exercise of the Underlying CMBS Control Rights, and subject to the limitations thereon described in Section 3.05, neither the Trustee nor the Certificate Administrator will be obligated to make any such request on behalf of any Certificateholder.

(b)          Within a reasonable period of time after the end of each calendar year, upon written request, the Certificate Administrator will also be required to make available via the Certificate Administrator’s Website to each Person who at any time during the calendar year was a Certificateholder a statement containing information regarding payments of interest and principal and other amounts on such Person’s Certificate, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder. Such obligation shall be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force.

(c)          The Certificate Administrator shall make available to any Privileged Person via the Certificate Administrator’s Website the following items, to the extent in the possession of the Certificate Administrator (unless the Certificate Administrator has actual knowledge that such items are not permitted by applicable law or under any of the Underlying Security Documents), (i) this Agreement and any amendments thereto; (ii) all Distribution Date Statements; (iii) any Special Notice; and (iv) any notices delivered to or received from or with respect to the Controlling Class Representative as “Directing Certificateholder”; provided that the Certificate Administrator shall not provide to Voting Rights Restricted Investors, as evidenced by the related Investor Certifications, or to any Controlling Class Representative any information that the Underlying Trustee or Underlying Certificate Administrator, as applicable, is prohibited from providing pursuant the Underlying Trust Agreement. In addition, the Certificate Administrator shall use its reasonable best efforts to grant, or to cause to be granted, to each Privileged Person access to the websites maintained by the Underlying Trust Fund for purposes of viewing the Underlying Monthly Reports and any Underlying Other Report. For the avoidance of doubt, the parties hereto agree that for this purpose each Certificateholder is a beneficial owner of the Underlying CMBS.

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Copies of any and all of the foregoing items and any other information made available under the Underlying Trust Agreement to which a holder of the Underlying CMBS would be so entitled shall be made available by the Certificate Administrator to any Privileged Person (unless the Certificate Administrator has actual knowledge that such items are not permitted to be made available by applicable law or under any of the Underlying Security Documents) at the Corporate Trust Office, to the extent in its possession, upon reasonable request. As a condition to access to the Certificate Administrator’s Website, the Certificate Administrator may require registration and the acceptance of a disclaimer. Neither the Certificate Administrator nor the Trustee will be liable for the dissemination of information in accordance with this Agreement. Each of the Certificate Administrator and the Trustee shall be entitled to rely on but shall not be responsible for the content or accuracy of any information provided to it by the Underlying Trustee, or any other Person and may affix thereto any disclaimer it deems appropriate in its reasonable discretion.

(d)          Notwithstanding the foregoing, in the event the Certificate Administrator determines (it being understood the Certificate Administrator is not under any obligation pursuant to this Agreement to make such determination) that the Underlying Trust Agreement prohibits the Certificate Administrator from disclosing or furnishing the information described in this Section 3.06 in the manner described in this Section 3.06, or if a Responsible Officer of the Certificate Administrator has actual knowledge that the Underlying Trust Agreement imposes any limitation on the Certificate Administrator’s disclosing or furnishing any such information, the Certificate Administrator will not be required to deliver such information and will not be required to exceed any such limitation imposed on it. In the event that a Certificateholder or a prospective investor in the Certificates requests any information or access to any information that the Certificate Administrator is required to provide pursuant to this Section 3.06, and the Certificate Administrator believes in good faith that based on the terms of the Underlying Trust Agreement or on any requirements imposed by any provider of such information under the Underlying Trust Agreement (notwithstanding any confidentiality agreements or other agreements or certifications provided) that providing such information or access thereto may subject the Certificate Administrator to any claim, damage or liability as a result thereof, the Certificate Administrator may, as a condition to providing such information or access thereto, request that such Certificateholder or prospective investor provide the Certificate Administrator security or indemnity satisfactory to it against the costs, claims, damages or liability that may be incurred thereby.

(e)          The Certificate Administrator shall (upon request but subject to the limitations in subsections (c) and (d) above) provide any Privileged Person copies of all notices, reports or other materials received by it on behalf of the Trustee as the holder of the Underlying CMBS from any provider of such information under the Underlying Trust Agreement.

Article IV

The Certificates

Section 4.01         The Certificates.

(a)          The Certificates consist of the Class A and Class B Certificates (collectively, the “Regular Certificates”), the Class R Certificates and the Class ERA Certificates. The Certificates will be substantially in the forms annexed hereto as Exhibit A-1, Exhibit A-2 and Exhibit A-3.

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The Regular Certificates will be issuable in registered form only, in authorized minimum denominations of Certificate Principal Balance as described in the succeeding table, and multiples of $1 in excess thereof.

Class	Minimum Denomination
A	$1,000,000
B	$100,000

One Certificate of each Class may be issued in a different principal amount to accommodate the remainder of the Initial Certificate Principal Balance of the Certificates of such Class. The Class R Certificates will be issuable in one or more registered, Definitive Certificates in minimum Denominations representing not less than 10% of the Percentage Interest and integral multiples of a 1% Percentage Interest in excess thereof and together aggregating the entire 100% Percentage Interest in each such Class. The Class ERA Certificates will be issuable in the form of one or more registered, Definitive Certificates in a minimum denomination representing not less than 25% of the Percentage Interest in such Class.

(b)          Each Certificate shall, on original issue, be executed by the Certificate Administrator and authenticated by the Certificate Registrar or the Authenticating Agent upon the order of the Depositor. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Certificate Registrar or the Authenticating Agent, if any, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates to the Certificate Administrator for execution and the Certificate Administrator shall execute and the Certificate Registrar or the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise. In the event that additional Certificates need to be prepared at any time subsequent to the Closing Date, the Depositor shall prepare, or cause to be prepared, and deliver, or cause to be delivered, at the Depositor’s expense, any such additional Certificates. With respect to the Regular Certificates, on the Closing Date the Certificate Administrator shall execute and the Certificate Registrar or the Authenticating Agent upon the order of the Depositor shall authenticate Book-Entry Certificates that are issued in the name of Cede & Co., in which the Beneficial Owners will hold an interest and Definitive Certificates that are issued in the name of investors that are Institutional Accredited Investors. The Class R Certificates shall be issued only as a Definitive Certificate. The Class ERA Certificates shall be issued only as Definitive Certificates.

(c)          So long as the Certificates constitute “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and the Depositor is not subject to the information requirements of the Exchange Act, the Holder or Beneficial Owner of any Certificate and any prospective purchaser of such Certificate or an interest therein designated by such Holder or Beneficial Owner, will have the right to obtain from the Depositor and the Certificate Administrator, to the extent in its possession, information required under Rule 144A(d)(4) of the Securities Act (“Rule 144A Information”).

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(d)          The Certificate Administrator initially shall be the Certificate Registrar and transfer agent in respect of the Certificates and, in such capacities, shall: (i) maintain a record (the “Certificate Register”) of the aggregate holdings of Certificates represented by each Regulation S Global Certificate, each Domestic Global Certificate and each Definitive Certificate and accept Certificates for exchange and registration of transfer in accordance with this Agreement, (ii) register the names and addresses of all Certificateholders and the names and addresses of the transferees of any Certificates in the Certificate Register; provided, however, that in no event shall the Certificate Registrar be required to maintain in the Certificate Register the names of the individual participants holding beneficial interests through the Depository and (iii) transmit to the Depositor and the Controlling Class Representative any notices from the Certificateholders. The Certificate Registrar may resign or be discharged or removed by the Certificate Administrator, the Controlling Class Representative or the Certificateholders, and a new successor may be appointed, in accordance with the procedures and requirements set forth in Section 5.09 and Section 5.10 with respect to the resignation, discharge or removal of the Certificate Administrator and the appointment of a successor certificate administrator. The Certificate Registrar may appoint, by a written instrument delivered to the Certificateholders and the Certificate Administrator, any trust company, bank, banking corporation or national banking association to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

(e)          To the extent that it is necessary under the terms of this Agreement to determine whether any Person is a Beneficial Owner, the Certificate Registrar shall make such determination based solely on the receipt of an Investor Certification, at the expense of such Person by the Certificate Administrator with respect to the identity of a Beneficial Owner. Nothing in this Section 4.01(e) shall be construed to require the Certificate Administrator to confirm, at its own expense, with any Clearing Agency or Clearing Agency Participant, the identity of a Beneficial Owner. The Certificate Administrator may conclusively rely on such Investor Certification.

Section 4.02         Transfer and Exchange of Certificates.

(a)          A Certificate may be transferred by the Certificateholder thereof only upon presentation and surrender of such Certificate at the Corporate Trust Office duly endorsed or accompanied by an assignment duly executed by such Certificateholder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any Certificate in accordance with the preceding sentence, the Certificate Registrar shall execute and the Certificate Registrar or any Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Balance (or, in the case of the Class R Certificates and the Class ERA Certificates, the same aggregate Percentage Interest of such Class) as the Certificate being transferred. The Certificateholder of such a Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Issuing Trust, the Depositor, the Seller, the Trustee, the Certificate Administrator, the Certificate Registrar and the Authenticating Agent against any liability that may result if a transfer is made. In each case, the Certificate Registrar will be entitled without further investigation to rely upon an Opinion of Counsel or certification as described in Section 4.02(e). None of the Authenticating Agent, the Depositor, the Seller, the Certificate Administrator or the Certificate Registrar is under any obligation to register or qualify any Certificate.

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(b)          A Certificate may be exchanged by the Certificateholder thereof for any number of new Certificates of the same Class, in authorized Denominations, representing in the aggregate the same Certificate Principal Balance (or, in the case of the Class R Certificates and the Class ERA Certificates, the same aggregate Percentage Interest of such Class) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the Corporate Trust Office duly endorsed or accompanied by a written instrument of transfer duly executed by such Certificateholder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.

(c)          Each Investor which is not an initial Holder will be deemed to have represented, acknowledged and agreed as follows (terms used herein that are defined in Rule 144A, Regulation D or Regulation S are used herein as defined therein):

(i)          If investing in any Class of Regular Certificates, such Investor: (A)(1) is a Qualified Institutional Buyer, (2) is aware that the sale of the Certificates to it is being made in reliance on Rule 144A and (3) is acquiring such Certificates for its own account or for the account of a Qualified Institutional Buyer, as the case may be; (B)(1) is an Institutional Accredited Investor (that is not a Qualified Institutional Buyer) purchasing the Certificates being sold to it for its own account or for the account of an Institutional Accredited Investor, and (2) is not acquiring such Certificates with a view to any resale or distribution thereof other than in accordance with the restrictions set forth below; or (C) is an institution that is not a “U.S. Person” and is acquiring the Certificates in an “Offshore Transaction” (as such terms are defined in Regulation S). If investing in the Class R Certificates or the Class ERA Certificates, such Investor (A) is a Qualified Institutional Buyer, (B) is aware that the sale of the Certificates to it is being made in reliance on Rule 144A and (C) is acquiring such Certificates for its own account or for the account of a Qualified Institutional Buyer, as the case may be.

(ii)         Such Investor understands that the Certificates have not been and will not be registered or qualified under the Securities Act or any foreign or state securities or “Blue Sky” laws and such Certificates and any interest therein may not be reoffered, resold, pledged or otherwise transferred except (A) in the case of the Class R Certificates or the Class ERA Certificates, to a Person whom such Investor reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A and (B) in the case of any Class A Certificates or Class B Certificates, (1) to a Person whom such Investor reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, (2) to an institution that is a non-U.S. Person in an Offshore Transaction in accordance with Rule 903 or Rule 904 of Regulation S or (3) to an Institutional Accredited Investor pursuant to a transaction exempt from the registration requirements of the Securities Act, subject, with respect to any transfer under this clause (ii)(B)(3) and, in the case of transfers involving Definitive Certificates or any exchanges between a Regulation S Global Certificate and a Domestic Global Certificate, to the receipt by the Depositor and the Certificate Registrar of (x) an Investment Representation Letter from a prospective transferee substantially in the form attached herein as Exhibit B-2 and/or the other certifications from such transferee or the transferor as required by this Article IV and (y) such other evidence, if applicable, (including an Opinion of Counsel) as the Depositor and the Certificate Registrar may require that such reoffer, resale, pledge or other transfer pursuant to this Section 4.02(c) is in compliance with the Securities Act and other applicable laws. Such Investor acknowledges that no representation is made as to the availability of any exemption under the Securities Act or any state or foreign securities laws for a reoffer, resale, pledge or other transfer of the Certificates.

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(iii)        Such Investor is not (i) an employee benefit plan subject to the fiduciary responsibility provisions of Title I of ERISA or Section 4975 of the Code, or a governmental plan (as defined in Section 3(32) of ERISA) subject to any federal, state or local law (“Similar Law”) which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (each a “Plan”) or (ii) a person acting on behalf of or using the assets of any such Plan (including an entity whose underlying assets include Plan assets by reason of investment in the entity by any such Plan and the application of Department of Labor Regulation § 2510.3-101, as modified by Section 3(42) of ERISA), other than (in the case of a Regular Certificate) an insurance company investing the assets of an insurance company general account under circumstances that meet all of the requirements of Sections I and III of Prohibited Transaction Class Exemption 95-60 or, in the case of a Plan subject to Similar Law, such acquisition meets all the requirements of such Similar Law. In the event that any transfer is contemplated of a Certificate, the Certificate Registrar will require, in order to verify that the transferee is not a person specified in clauses (i) or (ii), that the prospective transferee execute an ERISA Representation Letter substantially in the form of Exhibit F hereto, stating that the prospective transferee is not such a person. Each transferee of an interest in a Global Certificate will be deemed to have made the foregoing representations. Any transfer, sale, pledge or other disposition of any such Certificate that would constitute or result in a prohibited transaction under ERISA, Section 4975 of the Code or Similar Law or would otherwise violate the provisions of this Section 4.02(c)(iii) shall be deemed absolutely null and void ab initio, to the extent permitted under applicable law.

(iv)        The Certificates sold to each Investor shall bear a legend to the following effect, unless the Certificate Registrar and the Depositor determine otherwise consistent with applicable law:

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY FOREIGN SECURITIES, STATE SECURITIES OR “BLUE SKY” LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (“QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OTHER THAN WITH RESPECT TO THE CLASS R CERTIFICATES AND THE CLASS ERA CERTIFICATES, TO AN INSTITUTION THAT IS A NON-”U.S. PERSON” IN AN “OFFSHORE TRANSACTION”, AS DEFINED IN, AND IN COMPLIANCE WITH, RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) OTHER THAN WITH RESPECT TO THE CLASS R CERTIFICATES AND THE CLASS ERA CERTIFICATES, TO AN INSTITUTIONAL INVESTOR QUALIFYING AS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY ALL OF THE EQUITY OWNERS OF WHICH ARE SUCH INSTITUTIONS, IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH THE TRANSFEREE MAKES CERTAIN REPRESENTATIONS AND UNDERTAKINGS SET FORTH IN THE TRUST AGREEMENT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE FOREIGN SECURITIES LAWS OR SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

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Each Regular Certificate shall bear a legend substantially to the following effect:

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED AN ERISA REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN THE FORM ATTACHED TO THE TRUST AGREEMENT, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A “PLAN”) OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION § 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OTHER THAN AN INSURANCE COMPANY INVESTING THE ASSETS OF AN INSURANCE COMPANY GENERAL ACCOUNT UNDER CIRCUMSTANCES THAT MEET ALL OF THE REQUIREMENTS OF SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR, IN THE CASE OF A PLAN SUBJECT TO SIMILAR LAW, SUCH ACQUISITION MEETS ALL THE REQUIREMENTS OF SUCH SIMILAR LAW. EACH PURCHASER OR TRANSFEREE OF AN INTEREST IN A GLOBAL CERTIFICATE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS DESCRIBED IN THE PRECEDING SENTENCE.

Each Class R Certificate and each Class ERA Certificate shall bear a legend substantially to the following effect:

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED AN ERISA REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN THE FORM ATTACHED TO THE TRUST AGREEMENT, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A “PLAN”) OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION § 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA).

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Each Class R Certificate shall bear a legend substantially to the following effect:

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE EVIDENCES THE “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (A “REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFEREE AFFIDAVIT AND AGREEMENT TO THE CERTIFICATE ADMINISTRATOR IN ACCORDANCE WITH THE AGREEMENT REFERRED TO HEREIN, WHEREBY, AMONG OTHER REPRESENTATIONS, THE PROPOSED TRANSFEREE REPRESENTS THAT (1) SUCH PROPOSED TRANSFEREE IS A “PERMITTED TRANSFEREE” AND IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX IMPOSED BY CHAPTER 1 OF THE CODE AND, EXCEPT FOR THE FEDERAL HOME LOAN MORTGAGE CORPORATION, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS’ COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) A RURAL ELECTRIC AND TELEPHONE COOPERATIVE DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE OR (E) ANY OTHER PERSON SO DESIGNATED BY THE CERTIFICATE ADMINISTRATOR BASED ON AN OPINION OF COUNSEL TO THE EFFECT THAT ANY TRANSFER TO SUCH PERSON MAY CAUSE THE TRUST REMIC TO FAIL TO QUALIFY AS A REMIC AT ANY TIME THAT THE CERTIFICATES ARE OUTSTANDING (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT AND AGREEMENT SHALL ALSO INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A PERSON DESCRIBED IN THE FOREGOING CLAUSE (1)(A), (B), (C), (D) OR (E), SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH. BECAUSE THIS CERTIFICATE REPRESENTS A “NONECONOMIC RESIDUAL INTEREST,” AS DEFINED IN TREASURY REGULATIONS SECTION 1.860E-1(c), TRANSFERS OF THIS CERTIFICATE MAY BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES. IN ORDER TO SATISFY A REGULATORY SAFE HARBOR UNDER WHICH SUCH TRANSFERS WILL NOT BE DISREGARDED, THE TRANSFEROR MAY BE REQUIRED, AMONG OTHER THINGS, TO SATISFY ITSELF AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND EITHER TO PAY A SPECIFIED AMOUNT TO THE PROPOSED TRANSFEREE OR TRANSFER TO AN ELIGIBLE TRANSFEREE AS PROVIDED IN REGULATIONS.

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(v)         The Investors in the beneficial interests in the Regulation S Global Certificates sold to each Investor described in subclause (i)(C) of this Section 4.02(c), are deemed to acknowledge that the Certificates have not and will not be registered under the Securities Act and, prior to the Release Date, may not be offered, sold, pledged or otherwise transferred in the United States or to a U.S. Person except to a Qualified Institutional Buyer or an Institutional Accredited Investor pursuant to an exemption from the registration requirements of the Securities Act. Such Investors are further deemed to acknowledge that any exchange between a Regulation S Global Certificate and a Domestic Global Certificate or a Definitive Certificate (without regard to the Restricted Period set forth in the preceding sentence) is subject to receipt of an Investment Representation Letter from the prospective transferee substantially in the form attached herein as Exhibit B-2 and/or the other certifications from such transferee or the transferor required herein.

(vi)        Such Investor is duly authorized to purchase the Certificates and its purchase of investments having the characteristics of the Certificates is authorized under, and not directly or indirectly in contravention of, any law, rule, regulation, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to such Investor.

(vii)       Such Investor shall furnish the Certificate Administrator such information regarding payment and notification instructions and such tax forms (including, to the extent appropriate and without limitation, IRS Form W-8BEN, W-8BEN-E, W-8IMY (and all appropriate attachments), W-9 or W-8ECI or successor forms) as the Certificate Administrator may require. With respect to IRS Forms W-8BEN, W-8BEN-E and W-8ECI, each Investor acknowledges that such forms expire after three full calendar years and must be replaced with another original sent to the Certificate Administrator at U.S. Bank National Association, 111 Fillmore Avenue, St. Paul, Minnesota 55107, Attention: Bondholder Services - OAKS RE-REMIC TRUST 2016-FRR7C. A new original IRS Form W-8 and the applicable CUSIP Number appearing on the face of the related Certificate of such Certificate must be received by the Certificate Administrator prior to December 31st of the third full calendar year following the date of the previously submitted form, or as otherwise provided by applicable law. Such Investor acknowledges that tax withholding may occur absent proper tax documentation.

(viii)      If such Investor is an Institutional Accredited Investor (but not also a Qualified Institutional Buyer), such Investor acknowledges that it shall be required to deliver to the Certificate Registrar an Investment Representation Letter and that any beneficial interest in a Global Certificate that is transferred to it is required to be delivered in the form of a Definitive Certificate and shall cease to be an interest in such Global Certificate and, thereafter, shall be subject to all transfer restrictions and other procedures applicable to Definitive Certificates.

(d)          In accordance with the following provisions, any Holder of an interest in a Regulation S Global Certificate in respect of the Certificates shall have the right, to exchange all or a portion of such interest for an equivalent interest in a Domestic Global Certificate in connection with a transfer of its interest therein to a transferee that is eligible to hold an interest in a Domestic Global Certificate as set forth herein and any Holder of an interest in a Domestic Global Certificate shall have the right to exchange all or a portion of such interest for an equivalent interest in a Regulation S Global Certificate in connection with a transfer of its interest therein to a transferee that is eligible to hold an interest in a Regulation S Global Certificate as set forth herein:

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(i)          Any interest in a Domestic Global Certificate may be transferred to any Person who takes delivery in the form of a beneficial interest in the Regulation S Global Certificate for the same Class as such Domestic Global Certificate upon delivery to the Certificate Administrator of (A) a certificate (I) from the transferor substantially in the form of Exhibit C-1 accompanied by an opinion of external counsel to the transferor in form and substance satisfactory to the Certificate Administrator in its sole discretion opining to the effect that such transfer shall not cause the Issuing Trust to be (x) required to be registered under the Investment Company Act, in reliance on exceptions or exemptions provided for thereunder (other than Sections 3(c)(1) or 3(c)(7) thereunder) or (y) a “covered fund” as defined in the final regulations issued December 10, 2013, implementing the “Volker Rule” (Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and (II) a certificate from the prospective transferee substantially in the form of Exhibit C-2 and (B) such written orders and instructions as a required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Certificate Administrator to debit the account of a Depository Participant by a denomination of interests in such Domestic Global Certificate, and credit the account of a Depository Participant by a denomination of interest in such Regulation S Global Certificate, that is equal to the denomination of beneficial interests in the subject class of Book-Entry Certificates, as applicable, to be transferred. Upon delivery to the Certificate Administrator of such certifications and opinions, and such orders and instructions, the Certificate Administrator, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the Domestic Global Certificate with respect to the subject Class of Book-Entry Certificates, as applicable, and increase the denomination of the Regulation S Global Certificate for such Class, by the denomination of the beneficial interest in such Class specified in such orders and instructions; provided, however, that if such exchange occurs prior to the Release Date, the transferee will acquire an interest in a temporary Regulation S Global Certificate only.

(ii)         Any interest in a Regulation S Global Certificate may be transferred to any Person who takes delivery in the form of a beneficial interest in the Domestic Global Certificate for the same Class as such Regulation S Certificate upon delivery to the Certificate Administrator of (A) (I) a certificate from the transferor substantially in the form of Exhibit B-1 and (II) an Investment Representation Letter from the prospective transferee to the effect that such transferee is a Qualified Institutional Buyer substantially in the form of Exhibit B-2 and (B) such written orders and instructions as a required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Certificate Administrator to debit the account of a Depository Participant by a denomination of interests in such Regulation S Global Certificate, and credit the account of a Depository Participant by a denomination of interest in such Domestic Global Certificate, that is equal to the denomination of beneficial interests in the subject class of Book-Entry Certificates, as applicable, to be transferred. Upon delivery to the Certificate Administrator of such certifications and such orders and instructions, the Certificate Administrator, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the Regulation S Global Certificate with respect to the subject Class of Book-Entry Certificates, as applicable, and increase the denomination of the Domestic Global Certificate for such Class, by the denomination of the beneficial interest in such Class specified in such orders and instructions.

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(e)          No transfer of a Certificate shall be made unless such transfer is made pursuant to an effective registration statement or otherwise in accordance with the terms of this Section 4.02. If a transfer of a Definitive Certificate is to be made in reliance upon an exemption from the Securities Act, and under the applicable state securities laws, then: (i) if the certifications described in clause (ii) below cannot be provided, (A) the Certificate Registrar shall require an Opinion of Counsel reasonably satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act, applicable state securities laws and other relevant laws, which Opinion of Counsel shall not be an expense of the Certificate Registrar, the Depositor, the Trustee or the Certificate Administrator, but rather an expense of the transferee, and (B) the Certificate Registrar shall require the transferor to execute a certification setting forth the facts surrounding such transfer; and (ii) the Certificate Registrar shall require that the transferee deliver an Investment Representation Letter to the Certificate Registrar, the Certificate Administrator, the Trustee and the Depositor, and the Certificate Registrar may also require that the transferee deliver to the Certificate Registrar an Opinion of Counsel (at such transferee’s cost) if such transferee is not a Qualified Institutional Buyer; provided, however, that a transfer of a Certificate may be made to a trust if the transferor provides to the Certificate Registrar, the Certificate Administrator, the Trustee and the Depositor a certification that interests therein may only be transferred subject to requirements substantially to the effect set forth in this Section 4.02(e).

(f)          In addition to the foregoing and notwithstanding anything to the contrary contained in this Agreement, each Person who has or who acquires any Percentage Interest in the Class R Certificates shall be deemed by the acceptance or acquisition of such Percentage Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Paying Agent under clause (ii) below to deliver payments to a Person other than such Person.

(i)          The rights of each Person acquiring any Percentage Interest in the Class R Certificates are expressly subject to the following provisions:

(A)         No Person holding or acquiring any Percentage Interest in the Class R Certificates shall be a Plan or a Person acting on behalf of or investing the assets of a Plan, as set forth in this Section 4.02 (such Plan or Person, an “ERISA Prohibited Holder”), and no Person holding or acquiring any Percentage Interest in the Class R Certificates shall be a Disqualified Organization or agent thereof (including a nominee, middleman or similar Person) (an “Agent”) or a Disqualified Non-U.S. Tax Person and the Depositor, the Certificate Administrator and the Certificate Registrar shall be promptly notified of any change or impending change to such status, and any Person holding or acquiring any Percentage Interest in the Class R Certificates shall be or shall continue to be treated for U.S. federal income tax purposes as a C corporation within the meaning of the Code at all times that it holds such Class R Certificates, and no transfer of any Percentage Interest in the Class R Certificates shall be registered until the Certificate Registrar receives, an affidavit substantially in the form attached hereto as Exhibit F (an “ERISA Representation Letter”) from the proposed transferee;

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(B)         In connection with any proposed transfer of any Percentage Interest in the Class R Certificates, the Certificate Registrar shall require delivery to it, and no transfer of any Percentage Interest in the Class R Certificates shall be registered until the Certificate Registrar receives, an affidavit substantially in the form attached hereto as Exhibit G-1 from the proposed transferee representing and warranting, among other things, that such proposed transferee (i) is and, as of date of transfer, will be a Permitted Transferee and will endeavor to remain a Permitted Transferee for so long as it holds the Class R Certificate; (ii) is acquiring the Class R Certificate for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as Exhibit G-1; (iii) is not an ERISA Prohibited Holder; (iv) has historically paid its debts as they have come due and intends to pay its debts as they come due in the future; (v) intends to pay all taxes with respect to the Class R Certificates as they come due; and (vi) has reviewed the provisions of this Section 4.02 and agrees to be bound by them;

(C)         Notwithstanding the delivery of an affidavit in the form of Exhibit G-1 hereto by a proposed transferee under clause (B) above, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed transferee of a Class R Certificates is a Disqualified Organization or Agent thereof, an ERISA Prohibited Holder or a Disqualified Non-U.S. Tax Person, no transfer of a Percentage Interest in the Class R Certificates to such proposed transferee shall be effected; and

(D)         Each Person holding or acquiring any Percentage Interest in the Class R Certificates shall agree (1) to require an affidavit in the form of Exhibit G-1 from any prospective transferee to whom such Person attempts to transfer its Percentage Interest in the Class R Certificates and (2) not to transfer its Percentage Interest in the Class R Certificates unless it provides to the Certificate Registrar a letter substantially in the form attached hereto as Exhibit G-2 certifying that, among other things, it has no actual knowledge that such prospective Transferee is a Disqualified Organization or Agent thereof, an ERISA Prohibited Holder or a Disqualified Non-U.S. Tax Person.

(ii)         If any purported transferee shall become a Holder of a Percentage Interest in the Class R Certificates in violation of the provisions of this Section 4.02, then the last preceding Holder of such Percentage Interest in the Class R Certificates that was in compliance with the provisions of this Section 4.02 shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such transfer of such Percentage Interest in the Class R Certificates. None of the Certificate Administrator, the Trustee, the Depositor and the Certificate Registrar shall be under any liability to any Person for any registration of transfer of a Percentage Interest in the Class R Certificates that is in fact not permitted by this Section 4.02 or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

(iii)        The Paying Agent shall make available to the IRS and those Persons specified by the REMIC Provisions, upon written request of the Certificate Administrator, all information in its possession and necessary to compute any tax imposed as a result of the transfer of a Percentage Interest in the Class R Certificates to any Person who is a Disqualified Organization or Agent thereof, including the information described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the “excess inclusions” of such Percentage Interest in the Class R Certificates.

(g)          None of the transfer requirements for Definitive Certificates specified in this Section 4.02 are applicable with respect to transfers by the Depositor to any of its affiliates.

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Section 4.03         Book-Entry Certificates.

(a)          The Regular Certificates (other than any Regular Certificates sold to Investors described in Section 4.02(c)(i)(B) hereof), upon original issuance, shall be issued in the form of typewritten Certificates representing the Book-Entry Certificates, to be delivered to a custodian for the Clearing Agency by or on behalf of such Classes. Such Regular Certificates shall initially be registered on the Certificate Register in the name of a nominee of the Clearing Agency. No Certificateholder will receive a physical certificate representing such Certificateholder’s interest in the related Class of Certificates, except as provided in Section 4.05. Except to the extent physical, fully-registered Certificates of any such Class have been issued to Certificateholders pursuant to Section 4.05:

(i)          the provisions of this Section 4.03 shall be in full force and effect with respect to each such Class;

(ii)         the Depositor, the Paying Agent, the Certificate Registrar, the Trustee and the Certificate Administrator may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions on the Certificates of each such Class) as the authorized representatives of the Certificateholders;

(iii)        to the extent that the provisions of this Section 4.03 conflict with any other provisions of this Agreement, the provisions of this Section 4.03 shall control with respect to each such Class; and

(iv)        the rights of Certificateholders of each such Class (other than the Underling CMBS Control Rights) shall be exercised only through the Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement applicable to a Class, unless and until Definitive Certificates of such Class are issued pursuant to Section 4.05, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal on such Certificates to such Clearing Agency Participants.

(b)          The Certificates sold in offshore transactions in reliance on Regulation S shall be represented by one or more Global Certificates for each such Class in fully-registered form without coupons (each, a “Regulation S Global Certificate”), which will be deposited with the Certificate Administrator or an agent of the Certificate Administrator who is unaffiliated with the Depositor as custodian for DTC and registered in the name of Cede & Co. as nominee of DTC. Each Regulation S Global Certificate will be deposited with the Custodian and registered in the name of Cede & Co. as nominee of DTC for the account of certain members of DTC on behalf of Euroclear and Clearstream.

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On or prior to the Release Date, beneficial interests in any Regulation S Global Certificate may be held only through Euroclear or Clearstream. Prior to the Release Date, Certificates issued in accordance with Regulation S shall be issued in the form of temporary Regulation S Global Certificates. After the Release Date, Certificates issued in accordance with Regulation S shall be issued in the form of permanent Regulation S Global Certificates. After the Release Date, beneficial interests in temporary Regulation S Global Certificates may be exchanged for beneficial interests in permanent Regulation S Global Certificates upon receipt by the Certificate Registrar from Euroclear or Clearstream, as applicable, of a certificate (a “Non-U.S. Beneficial Ownership Certification”) to the effect that Euroclear or Clearstream, as applicable, has received from the holder of a beneficial interest in a temporary Regulation S Global Certificate a certificate substantially in the form of Exhibit D hereto. The Certificate Registrar shall effect such exchange by reducing the denomination of the temporary Regulation S Global Certificate with respect to the subject Class of Certificates and increasing the denomination of the permanent Regulation S Global Certificate for such Class by the amount of the beneficial interest being exchanged. On or prior to the Release Date, distributions due in respect of a beneficial interest in a temporary Regulation S Global Certificate shall only be made upon delivery to the Certificate Registrar by Euroclear or Clearstream, as applicable, of a Non-U.S. Beneficial Ownership Certification. After the Release Date, distributions due in respect of any beneficial interests in a temporary Regulation S Global Certificate shall not be permitted to the holders of such beneficial interests unless exchange for a beneficial interest in a permanent Regulation S Global Certificate of the same Class is improperly withheld or refused.

No interest in the Regulation S Global Certificates may be held by or transferred to a U.S. Person (as defined in Regulation S) except for exchanges for a beneficial interest in a Domestic Global Certificate or a Definitive Certificate as described in Section 4.02 and Section 4.05. Any beneficial interest in a Regulation S Global Certificate that is transferred to a U.S. Person that is an Institutional Accredited Investor (which is not a Qualified Institutional Buyer) is required to be delivered in the form of a Definitive Certificate and shall cease to be an interest in such Regulation S Global Certificate and, thereafter, will be subject to all transfer restrictions and other procedures applicable to the Definitive Certificates described in Section 4.05. Notwithstanding the foregoing, no transfer of a beneficial interest in a Regulation S Global Certificate to a Definitive Certificate pursuant to Section 4.05 shall be made prior to the Release Date. Regular Certificates evidenced by Regulation S Global Certificates shall be subject to certain restrictions on transfer as set forth in Section 4.02 and shall bear the legend regarding such restrictions described herein.

(c)          The Certificates acquired by the initial Holders and subsequently sold in reliance on Rule 144A under the Securities Act shall be represented by one or more Domestic Global Certificates for each such Class in fully-registered form without coupons, which will be deposited with the Certificate Administrator or an agent of the Certificate Administrator who is unaffiliated with the Depositor as custodian for DTC and registered in the name of Cede & Co. as nominee of DTC. Regular Certificates evidenced by Domestic Global Certificates shall be subject to certain restrictions on transfer as set forth in Section 4.02 and shall bear the legend regarding such restrictions described herein.

(d)          Except in the case of Institutional Accredited Investors and the limited circumstances described below, owners of beneficial interests in Global Certificates shall not be entitled to receive physical delivery of certificated Certificates. The Certificates are not issuable in bearer form. Upon the issuance of each Global Certificate, DTC or its custodian shall credit, on its internal system, the respective principal amount of the individual beneficial interests represented by such Global Certificate to the accounts of Persons who have accounts with such depositary. Such accounts initially shall be designated by or on behalf of the Depositor. Ownership of beneficial interests in a Regulation S Global Certificate or Domestic Global Certificate will be limited to Depository Participants or Persons who hold interests directly or indirectly through Depository Participants. Ownership of beneficial interests in the Regulation S Global Certificates or Domestic Global Certificates shall be shown on, and the transfer of that ownership will be effected only through, records maintained by DTC or its nominee (with respect to interests of Depository Participants) and the records of Depository Participants (with respect to interests of Persons other than Depository Participants).

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So long as DTC, or its nominee, is the registered Holder of a Global Certificate, DTC or such nominee, as the case may be, shall be considered the sole owner and Holder of the Certificates of each Class represented by such Global Certificate for all purposes under this Agreement and the Certificates (other than for purposes of exercising any Underling CMBS Control Rights), including, without limitation, obtaining consents and waivers thereunder, and none of the Trustee, the Certificate Administrator, the Certificate Registrar or the Depositor shall be affected by any notice to the contrary; provided, however, that it is acknowledged that, to the extent provided in this Agreement, the Beneficial Owners have certain rights to request information. Except under the circumstance described in Section 4.05, owners of beneficial interests in a Regulation S Global Certificate or Domestic Global Certificate will not be entitled to have any portions of such Global Certificate registered in their names, will not receive or be entitled to receive physical delivery of Certificates in certificated form and will not be considered the owners or Holders of the Global Certificate (or any Certificates represented thereby) under this Agreement or the Certificates. In addition, no beneficial owner of an interest in a Regulation S Global Certificate or Domestic Global Certificate shall be able to transfer that interest except in accordance with DTC’s applicable procedures (in addition to those under this Agreement and, if applicable, those of Euroclear and Clearstream).

None of the Trustee, the Certificate Administrator, the Certificate Registrar or the Depositor shall have any responsibility for the performance by DTC, Euroclear or Clearstream or their respective participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Clearing Agency Participants shall have no rights under this Agreement with respect to any Global Certificates held on their behalf by the Certificate Administrator, as custodian for the Clearing Agency, and the Clearing Agency may be treated by the Depositor, the Trustee, the Certificate Administrator and any agent thereof as the absolute owner of such Regular Certificate for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Depositor, the Trustee, the Certificate Administrator, the Certificate Registrar or any agent thereof from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Clearing Agency Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Regular Certificate.

Section 4.04         Notices to Clearing Agency.

Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 4.05, the Certificate Administrator shall give all such notices and communications specified herein to be given to Certificateholders of the Regular Certificates to the Clearing Agency for distribution to Certificateholders of such Classes of Regular Certificates. Any Beneficial Owner of a Certificate who does not receive information through DTC or its participants may request that Certificate Administrator reports be mailed directly to it by written request to the Certificate Administrator (accompanied by evidence of such beneficial ownership) at the Corporate Trust Office of the Certificate Administrator. The Certificate Administrator and the Depositor are required to recognize as Certificateholders only those Persons in whose names the Certificates are registered on the books and records of the Certificate Registrar.

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Section 4.05         Definitive Certificates.

(a)          The Class R Certificates and any Regular Certificates sold to Investors described in Section 4.02(c)(i)(B) hereof will be issued in the form of Definitive Certificates. The Class ERA Certificates will be issued in the form of Definitive Certificates. Definitive Certificates shall bear the appropriate legend referred to in Section 4.02 (unless the Certificate Registrar and the Depositor determine otherwise in accordance with applicable law) and shall be subject to the provisions of such legend. The Holder of a Definitive Certificate may transfer such Definitive Certificate, subject to compliance with the provisions of such legend and this Agreement, by surrendering it at the Corporate Trust Office. Upon the transfer, exchange or replacement of Definitive Certificates bearing the legend, or upon specific request for removal of the legend on a Definitive Certificate, the Certificate Registrar will deliver only Definitive Certificates that bear such legend, or will refuse to remove such legend, as the case may be, unless there is delivered to the Certificate Registrar and the Depositor such satisfactory evidence, which may include an Opinion of Counsel, as may reasonably be required by the Certificate Administrator and the Depositor that neither the legend nor the restrictions on transfer set forth therein are required to ensure compliance with the provisions of the Securities Act and applicable state and foreign securities laws.

(b)          Any beneficial interest in a Global Certificate that is registered in the name of an Institutional Accredited Investor that is not a Qualified Institutional Buyer is required to be delivered in the form of a Definitive Certificate and shall cease to be an interest in such Global Certificate and, thereafter, will be subject to all transfer restrictions and other procedures applicable to Definitive Certificates. Accordingly, such proposed transferees will be required to deliver to the Certificate Registrar an Investment Representation Letter. The Class R Certificates shall only be issued in the form of Definitive Certificates, and proposed transferees thereof shall be required to deliver to the Certificate Registrar an Investment Representation Letter to the effect that such transferee is a Qualified Institutional Buyer. Notwithstanding the foregoing, no transfer of a beneficial interest in a Regulation S Global Certificate to a Definitive Certificate pursuant to this Section 4.05 shall be made prior to the Release Date.

(c)          [Reserved].

(d)          If a Holder of a Definitive Certificate wishes at any time to transfer such Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Certificate or the Domestic Global Certificate, such transfer may be effected, subject to interests in the applicable Class of Certificates being eligible to be held in the form of a Book-Entry Certificate pursuant to Section 4.03, only upon receipt by the Certificate Registrar of (x) if delivery is to be taken in the form of a beneficial interest in the Regulation S Global Certificate, (A) a certificate from the transferor substantially in the form of Exhibit C-1 accompanied by an opinion of external counsel to the transferor in form and substance satisfactory to the Certificate Registrar in its sole discretion opining to the effect that such transfer shall not cause the Issuing Trust to be (x) required to be registered under the Investment Company Act, in reliance on exceptions or exemptions provided for thereunder (other than Sections 3(c)(1) or 3(c)(7) thereunder), or (y) a “covered fund” as defined in the final regulations issued December 10, 2013, implementing the “Volker Rule” (Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and a certificate from the prospective transferee substantially in the form of Exhibit C-2, (B) the Definitive Certificate to be transferred and (C) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Certificate Administrator to credit the account of a Depository Participant by a denomination of interests in such Regulation S Global Certificate that is equal to the denomination of the interests in the subject Class of Definitive Certificates so transferred or (y) if delivery is to be taken in the form of a beneficial interest in the Domestic Global Certificate, (A) a certificate from the transferor substantially in the form of Exhibit B-1 and an Investment Representation Letter from the prospective transferee to the effect that such transferee is a Qualified Institutional Buyer substantially in the form of Exhibit B-2, (B) the Definitive Certificate to be transferred and (C) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Certificate Administrator to credit the account of a Depository Participant by a denomination of interests in such Domestic Global Certificate that is equal to the denomination of the interests in the subject Class of Definitive Certificates so transferred. Upon delivery to the Certificate Administrator of such certifications and opinions, if applicable, and such orders and instructions, the Certificate Administrator, subject to and in accordance with the applicable procedures of the Depository, shall cancel such Definitive Certificate and increase the denomination of such Regulation S Global Certificate (in the case of clause (x) of the preceding sentence) or Domestic Global Certificate (in the case of clause (y) of the preceding sentence).

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(e)          Definitive Certificates will be issued to Certificateholders or their nominees if (i) any depositary notifies the Depositor and the Certificate Registrar in writing that it is at any time unwilling or unable to discharge properly its responsibilities as depositary with respect to a Global Certificate, or ceases to be a “clearing agency” registered under the Exchange Act (such depositary hereinafter referred to as the “withdrawing depositary”), and the Certificate Registrar and the Depositor are unable to locate a qualified successor within ninety (90) days after such notice; or (ii) the Trustee has instituted or has been directed to institute any judicial proceeding to enforce the rights of the Certificateholders and the Trustee has been advised by counsel that in connection with such proceeding it is necessary or appropriate for the Certificate Registrar to obtain possession of the Certificates. Upon notice of the occurrence of any of the events described in the preceding sentence the withdrawing depositary is required to notify all Depository Participants of the availability of Definitive Certificates. Upon surrender by the withdrawing depositary of any Global Certificate and receipt from the withdrawing depositary of (i) any Global Certificates and (ii) instructions for re-registration, the Certificate Administrator shall issue such Certificates in the form of Definitive Certificates, and thereafter the Certificate Administrator shall recognize the Holders of such Definitive Certificates as Certificateholders under this Agreement. None of the Depositor, the Trustee or the Certificate Administrator shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates of such Class, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable with respect to such Definitive Certificates, and the Trustee, Certificate Administrator, and the Certificate Registrar shall recognize the Certificateholders of the Definitive Certificates of such Class as Certificateholders of such Class hereunder.

(f)          Distributions of principal on the Definitive Certificates will be made by the Certificate Administrator (or its duly appointed Paying Agent, if any) directly to Holders of Definitive Certificates in accordance with the procedures set forth in this Agreement.

(g)          Should any Certificate be lost, stolen, destroyed, mutilated or defaced, it may be replaced at the Corporate Trust Office of the Certificate Administrator, acting as “replacement agent”, upon payment by the claimant of the expenses incurred in connection therewith and on such terms as to evidence and indemnity (which may provide, in the case of a lost, stolen or destroyed Certificate, inter alia, that, if such Certificate is subsequently presented for redemption or payment, there will be paid by such claimant to the Depositor on demand the principal amount of such Certificate in United States dollars) as the Depositor and the Certificate Administrator may reasonably require. Mutilated or defaced Certificates must be surrendered before replacements will be issued. The Depositor reserves the right at any time to vary or terminate the appointment of such replacement agent and to appoint another replacement agent.

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Section 4.06         Responsibility for Transfer Restrictions.

None of the Trustee, the Certificate Administrator or the Certificate Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restriction on transfer imposed under Article IV or under applicable law with respect to any transfer of any Certificate, or any interest therein, other than to require delivery of the certification(s) and/or an Opinion of Counsel described in Article IV applicable with respect to changes in registration of record ownership of Certificates in the Certificate Register. The Depositor, the Trustee, the Certificate Administrator and the Certificate Registrar shall have no liability for transfers made through the book-entry facilities of the Depository or between or among Depository Participants or Beneficial Owners of the Certificates in violation of applicable restrictions.

Article V

The Trustee and the Certificate Administrator

Section 5.01         Representation and Warranties.

The Trustee and the Certificate Administrator each hereby represents and warrants to each of the other parties to this Agreement and for the benefit of the Certificateholders, as of the Closing Date, that:

(i)	it is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America;

(ii)	the execution and delivery of this Agreement by it, and the performance and compliance with the terms of this Agreement by it, will not violate its organizational documents;

(iii)	it has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

(iv)	this Agreement, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and the rights of creditors of banks and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law; and

(v)	it is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, or regulation of any federal, state or local governmental or regulatory authority having jurisdiction over the banking and trust powers of the Trustee and Certificate Administrator, which violation, in its good faith and reasonable judgment is likely to materially affect either the ability of it to perform its obligations under this Agreement or the financial condition of it.

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The representations and warranties of the Trustee or the Certificate Administrator, as applicable, set forth in this Section 5.01 shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Issuing Trust remains in existence. Upon discovery by any of the parties hereto of a breach of any of such representations and warranties that materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

Section 5.02         Directions to Trustee. The Trustee is hereby directed:

(a)          to accept assignment of the Underlying CMBS and hold the assets of the Issuing Trust Fund in trust for the benefit of the Certificateholders; and

(b)          to take all other actions, and only such actions, as shall be required to be taken by the express terms of this Agreement.

Section 5.03         Directions to Certificate Administrator. The Certificate Administrator is hereby directed:

(a)          to issue, execute and deliver the Certificates substantially in the forms prescribed by Exhibit A-1, Exhibit A-2 and Exhibit A-3 in accordance with the terms of this Agreement; and

(b)          to take all other actions, and only such actions, as shall be required to be taken by the express terms of this Agreement.

Section 5.04         Liability of the Trustee or the Certificate Administrator. The Trustee and the Certificate Administrator shall each only be liable in accordance with Section 5.06. The Trustee and the Certificate Administrator each undertake to perform such obligations and only such obligations expressly imposed upon and undertaken by the Trustee or the Certificate Administrator, as applicable, herein and no implied covenants or obligations shall be read into this Agreement against the Trustee or the Certificate Administrator, as applicable, and no permissive right of the Trustee or the Certificate Administrator, as applicable, shall be construed as a duty.

The Trustee or the Certificate Administrator, as applicable, upon receipt of any certificates, opinions, documents, statements, reports, orders, resolutions or other instruments furnished to it that are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are on their face in the form required by this Agreement; if any such instrument is found on its face not to conform to the requirements of this Agreement, the Trustee or the Certificate Administrator, as applicable, shall request that such document be corrected and shall notify the Holders in the event, after so requesting, the Trustee or the Certificate Administrator, as applicable, does not receive a corrected instrument. Neither the Trustee nor the Certificate Administrator, as applicable, however, shall be responsible for the accuracy or content of any such certificate, opinion, document, statements, reports, orders, resolutions or other instrument furnished to it pursuant to this Agreement.

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Section 5.05         Merger or Consolidation of the Trustee or the Certificate Administrator. Any Person into which the Trustee or the Certificate Administrator, as applicable, may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or the Certificate Administrator, as applicable, shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee or the Certificate Administrator, as applicable, shall be the successor of the Trustee or the Certificate Administrator, as applicable, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that such Person shall satisfy the requirements for a successor trustee or certificate administrator, as applicable, specified in the first sentence of Section 5.11.

Section 5.06         Limitation on Liability of the Trustee, the Certificate Administrator and Others. In entering into this Agreement, each of the Trustee and the Certificate Administrator is acting solely as trustee or certificate administrator, as applicable, hereunder and not in its individual capacity and all Persons having any claim under this Agreement or under the Certificates by reason of the transactions contemplated hereby shall look only to the Issuing Trust for payment or satisfaction thereof, subject to this Section 5.06. Neither the Trustee nor the Certificate Administrator shall be responsible for the validity or sufficiency of any Underlying CMBS, the Issuing Trust, any assignment or registration, or for any depreciation in the value of the Issuing Trust, subject to this Section 5.06. The recitals and statements contained herein and in the Certificates (other than the signature of the Certificate Administrator, the authentication of the Certificate Registrar on the Certificates and the representations and warranties of the Certificate Administrator and the Trustee in Section 5.01) shall be taken as the statements of the Depositor, and neither the Trustee nor the Certificate Administrator nor any director, officer, employee, affiliate or agent of either assumes any responsibility or shall incur any liability for the correctness of such recitals and statements. Neither the Trustee nor the Certificate Administrator nor any director, officer, employee, affiliate or agent of either makes any representation as to the validity or sufficiency of this Agreement (except regarding its enforceability against the Trustee or the Certificate Administrator, as applicable) or of any Certificate (other than as to the signature and authentication of the Certificate Administrator set forth thereon) or of any Underlying Trust Agreement or any related document.

Neither the Trustee nor the Certificate Administrator nor any of the directors, officers, employees, affiliates or agents of either shall be under any liability for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, this provision shall not protect the Trustee, the Certificate Administrator or any such Person against any liability that would otherwise be imposed by reason of negligence, bad faith or willful misconduct in the performance or non-performance of its duties under this Agreement.

Neither the Trustee nor the Certificate Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of (x) if the matter relates to any Underlying CMBS Control Rights or the Controlling Class, the Controlling Class Representative or (y) if the matter does not relate to Underlying CMBS Control Rights or the Controlling Class, the Holders of Certificates entitled to greater than 50% of the Percentage Interests (or such other percentage as is specified in this Agreement) of any affected Class, or of the aggregate Voting Rights of such Certificates, as applicable, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Certificate Administrator, as the case may be, or exercising any trust or power conferred upon the Trustee or the Certificate Administrator, as the case may be, under this Agreement. The Trustee or the Certificate Administrator may require the Certificateholders claiming the requisite percentage of ownership set forth in this paragraph to give direction hereunder to certify that in respect of such ownership they are not a Voting Rights Restricted Investor (on which certification the Trustee and the Certificate Administrator may conclusively rely without further investigation).

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Neither the Trustee nor the Certificate Administrator nor any of their directors, officers, employees, agents or control persons shall be responsible for any act or omission of any Paying Agent or Certificate Registrar that is not an affiliate of the Trustee or Certificate Administrator, respectively, and that is selected other than by the Trustee or Certificate Administrator, respectively, performed or omitted in compliance with any agency or other agreement, or any act or omission of the Depositor or any other Person, including, without limitation, in connection with actions taken pursuant to this Agreement.

Neither the Trustee nor the Certificate Administrator shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties as Trustee or Certificate Administrator in accordance with this Agreement (and, if it does, all legal expenses and costs of such action shall be expenses and costs of the Issuing Trust Fund, and the Trustee or the Certificate Administrator, as applicable, shall be entitled, to be reimbursed therefor as an Extraordinary Issuing Trust Expense, unless such legal action arises solely out of the negligence, bad faith or willful misconduct of the Trustee or the Certificate Administrator, as applicable, in the performance or non-performance of its duties under this Agreement, or any breach of a representation or warranty of the Trustee or Certificate Administrator, as applicable, contained in Section 5.01 of this Agreement).

Neither the Trustee nor the Certificate Administrator shall be charged with knowledge of any act, failure to act or breach of any Person upon the occurrence of which the Trustee or Certificate Administrator, as applicable, may be required to act, unless a Responsible Officer of the Trustee or Certificate Administrator, as applicable, obtains actual knowledge of such failure.

Neither the Trustee nor the Certificate Administrator shall be required to post any surety or bond of any kind in connection with its performance of its obligations under this Agreement and, except as expressly provided in Section 3.01(d) of this Agreement, neither the Trustee nor the Certificate Administrator shall be liable for any loss on any investment of funds pursuant to this Agreement.

The Trustee and the Certificate Administrator may request and/or conclusively rely upon and shall be protected in acting or refraining from acting upon any resolution, officer’s certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties and neither the Trustee nor the Certificate Administrator shall have any responsibility to ascertain or confirm the genuineness of any such party or parties.

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Neither the Trustee nor the Certificate Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Certificate Administrator, as the case may be, reasonable security or indemnity reasonably satisfactory to the Trustee or the Certificate Administrator, as the case may be, against the costs, expenses and liabilities which may be incurred therein or thereby. The right of the Trustee and the Certificate Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee or the Certificate Administrator, as the case may be, shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance or non-performance of its duties under this Agreement.

Neither the Trustee nor the Certificate Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document, unless requested in writing to do so by (x) if the matter relates to Underlying CMBS Control Rights or the Controlling Class, the Controlling Class Representative or (y) if the matter does not relate to Underlying CMBS Control Rights, the Holders of Certificates entitled to greater than 50% (or such other percentage as is specified herein) of the Percentage Interests of any affected Class; provided, however, that if the payment within a reasonable time to the Trustee or the Certificate Administrator, as the case may be, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Certificate Administrator, as the case may be, not reasonably assured to the Trustee or the Certificate Administrator, as the case may be, by the security afforded to it by the terms of this Agreement, the Trustee or the Certificate Administrator, as the case may be, may require indemnity reasonably satisfactory to it from such requesting Holders against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such investigation shall be paid by the Certificateholders requesting the investigation.

Notwithstanding anything to the contrary in this Section 5.06, a Controlling Class Representative may direct the Certificate Administrator, on behalf of the Trustee, in the exercise of the Underlying CMBS Control Rights, without the posting of security or provision of an indemnity to the Trustee or the Certificate Administrator, it being understood, however, that any such direction is nevertheless subject to Section 3.05. For the avoidance of doubt, except for expenses resulting solely from the Trustee or the Certificateholder’s negligence, bad faith or willful misconduct as provided in the definition of “Extraordinary Issuing Trust Expenses”, any losses, liabilities, damages, claims, judgments, costs, fees, penalties, fines, forfeitures or other expenses (including legal expenses) incurred by the Trustee or the Certificate Administrator with respect to such direction shall be an Extraordinary Issuing Trust Expense.

The Trustee and the Certificate Administrator may execute any of the trusts or powers hereunder and the Trustee and the Certificate Administrator may perform any duties hereunder either directly or by or through agents, nominees, custodians or attorneys but shall not be relieved of the obligations hereunder by virtue of the appointment of such agents, nominees, custodians or attorneys.

In no event shall the Trustee or the Certificate Administrator be liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), regardless of whether the Trustee or the Certificate Administrator, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

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All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee and the Certificate Administrator, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee and the Certificate Administrator shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

Each of the Trustee and the Certificate Administrator shall be entitled to all of the same rights, protections, immunities and indemnities afforded to it as Trustee and Certificate Administrator, as the case may be, in each capacity for which it serves hereunder (including, without limitation, as Certificate Registrar, Paying Agent and Authenticating Agent).

In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Applicable Law”), the Certificate Administrator and the Trustee, as the case may be, are required to obtain, verify and record certain information relating to individuals and entities that maintain a business relationship with the Certificate Administrator or the Trustee. Accordingly, each of the parties hereto agrees to provide to the Certificate Administrator and the Trustee, upon its respective request from time to time, such identifying information and documentation as may be available for such party in order to enable the Certificate Administrator and the Trustee to comply with Applicable Law.

The Trustee and the Certificate Administrator and any of the directors, officers, employees, affiliates or agents of either may conclusively rely in good faith as to the truth of the statement and the correctness of the opinions expressed therein on any document of any kind which on its face appears properly executed and/or submitted by any Person respecting any matter arising hereunder. Whenever in the administration of the provisions of this Agreement, the Trustee or the Certificate Administrator, as applicable, shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter may, in the absence of negligence, bad faith or willful misconduct on the part of the Trustee or Certificate Administrator, as applicable, in the performance or non-performance of its duties under this Agreement, be deemed to be conclusively proved and established by an Opinion of Counsel or a certificate signed by an officer of the Depositor or the Controlling Class Representative, as applicable, and such certificate or Opinion of Counsel shall be full protection and authorization for any action taken, suffered or omitted by either the Trustee or Certificate Administrator.

The Trustee and the Certificate Administrator each may consult with counsel and accountants, and the advice of such counsel and accountants or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith. The fees and disbursements of such counsel shall be an expense of the Trustee or the Certificate Administrator, as applicable (and not of the Issuing Trust), to the extent the advice sought relates to the Trustee’s or the Certificate Administrator’s, as applicable, ordinary administration of the Issuing Trust not involving any extraordinary circumstance or event, and not involving a change in law or regulation brought to the attention of the Trustee or the Certificate Administrator, as applicable, that materially and adversely affects the Issuing Trust.

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The Trustee and the Certificate Administrator and any of the directors, officers, employees, affiliates, agents and sub-contractors of either shall be indemnified by the Issuing Trust and held harmless from and against any and all loss, liability, cost, damage, claim, injury, penalty, action, suit, judgment or expense (including reasonable attorneys’ fees and expenses) relating to this Agreement, the Certificates, the Underlying CMBS or the Underlying Trust Agreement, of whatever kind or nature regardless of their involvement, demanded, asserted or claimed against the Trustee or Certificate Administrator by reason of its participation in the transactions contemplated hereby except to the extent incurred by reason of willful misconduct, bad faith or negligence. For the avoidance of doubt, with respect to any indemnification provisions in this Agreement providing that a party to this Agreement is required to indemnify another party to this Agreement for attorney’s fees and expenses, such fees and expenses are intended to include attorney’s fees and expenses relating to the enforcement of such indemnity (but only after a nonappealable final judgment or court order in favor of the indemnified party with respect to such indemnity or as agreed to by the related parties pursuant to the settlement or otherwise). All sums due to the Trustee or the Certificate Administrator, as applicable, pursuant to the foregoing indemnity shall be prefunded by the Depositor or reimbursable to the Trustee or the Certificate Administrator, as applicable, first, from the Expense Reserve Account (as applicable) and then out of any distribution received by the Certificate Administrator with respect to the Underlying CMBS and shall be paid to the Trustee or retained by the Certificate Administrator, as applicable, prior to the deposit of any remaining distribution in the Distribution Account pending payment to Certificateholders in accordance with Section 3.01.

The parties each (for itself and any person or entity claiming through it) hereby release, waive, discharge, exculpate and covenant not to sue the Trustee or the Certificate Administrator for any action taken or omitted under this Agreement except to the extent caused by the negligence, bad faith or willful misconduct of the Trustee or the Certificate Administrator in the performance or non-performance of its duties under this Agreement. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee or the Certificate Administrator be liable for any special, punitive, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee or the Certificate Administrator, as the case may be, has been advised of the likelihood of such loss or damage and regardless of the form of action. Neither the Trustee nor the Certificate Administrator shall be responsible for delays or failures in performance resulting from acts beyond its control (such acts include but are not limited to acts of God, strikes, lockouts, riots and acts of war).

Neither the Trustee nor the Certificate Administrator is required to take any action if such action conflicts with any rule of law or this Agreement or if the Trustee or the Certificate Administrator, or both, reasonably determine such action or direction might involve it in personal liability. The Trustee and the Certificate Administrator, as applicable, shall not be liable with respect to any action it takes or omits to take in good faith in accordance with this Agreement or at the direction of the Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each applicable Class of Certificates relating to the exercise of any trust or power vested in such party pursuant to this Agreement.

Neither the Trustee nor the Certificate Administrator shall have any duty to oversee, investigate or make any determination with respect to the administration of the Underlying Trust Funds.

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The recitals contained herein and in the Certificates shall not be taken as the statements of the Trustee or the Certificate Administrator and the Trustee and the Certificate Administrator assume no responsibility for their correctness. The Trustee and the Certificate Administrator make no representations or warranties as to the validity or sufficiency of this Agreement, of the Certificates or any offering document used to offer the Certificates for sale or the validity, enforceability or sufficiency of the Underlying CMBS, or related document. Without limiting the foregoing, neither the Trustee nor the Certificate Administrator shall be liable or responsible for: (i) the compliance by the Depositor with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee’s or the Certificate Administrator’s receipt of written notice or other discovery of any non-compliance therewith or any breach thereof; (ii) any investment of monies by or at the direction of the Depositor or any loss resulting therefrom, the acts or omissions of the Depositor or any party with respect to the Underlying CMBS; or (iii) any action by or omission of the Trustee or the Certificate Administrator taken at the instruction of (x) if the matter relates to any Underlying CMBS Control Rights or a Controlling Class, the Controlling Class Representative or (y) if the matter does not relate to any Underlying CMBS Control Rights or a Controlling Class, the Holders of Certificates entitled to greater than 50% (or such other percentage as is specified herein) of the Percentage Interests of each affected Class, unless the taking of such action is not permitted by the express terms of this Agreement; provided, however, that the foregoing shall not relieve the Trustee or the Certificate Administrator of their respective obligations to perform their duties as specifically set forth in this Agreement. The Trustee or the Certificate Administrator shall not be accountable for the use or application by the Depositor, the Certificate Administrator (in the case of the Trustee only) or the Trustee (in the case of the Certificate Administrator only) of any of the Certificates or of the proceeds of such Certificates. In making any calculation hereunder which includes as a component thereof the payment or distribution of interest for a stated period at a stated rate “to the extent permitted by applicable law,” the Trustee or the Certificate Administrator, as the case may be, shall assume that such payment is so permitted unless a Responsible Officer of the Trustee or the Certificate Administrator, as the case may be, has actual knowledge, or receives an Opinion of Counsel (at the expense of the Person asserting the impermissibility) to the effect, that such payment is not permitted by applicable law. The Depositor is not obligated to monitor or supervise the performance of the Trustee or the Certificate Administrator under this Agreement or otherwise.

Notwithstanding anything herein to the contrary, this Section 5.06 shall survive the termination or maturity of this Agreement or the resignation, removal or termination of the Trustee or the Certificate Administrator, as the case may be, regarding rights accrued prior to such resignation, removal or termination and (with respect to any acts or omissions during its respective tenures) the resignation, removal or termination of the Paying Agent, the Trustee, the Certificate Administrator or the Certificate Registrar.

Section 5.07         Delegation of Duty by Trustee or the Certificate Administrator. In carrying out its obligations under this Agreement, each of the Trustee and the Certificate Administrator may act either directly or through agents, attorneys, accountants, independent contractors and auditors and enter into agreements with any of them, but shall not be relieved of liability or responsibility in accordance with the standard set forth in Section 5.06 by such delegation.

Section 5.08         Fees and Expenses of the Trustee and the Certificate Administrator; Indemnification. The Trustee shall be entitled to the Trustee Fee (which includes the Certificate Administrator Fee) for all services rendered by it in the execution of the trust created by this Agreement and in the exercise and performance of any of the powers and duties under this Agreement of the Trustee (the “Trustee Fee”). The Trustee Fee will be an upfront fee to be paid by or on behalf of the Depositor on or prior to the Closing Date.

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On each Distribution Date, the Trustee shall be entitled to be paid by the Certificate Administrator or the Certificate Administrator shall be entitled to withdraw, as applicable, from the Expense Reserve Account amounts necessary to pay Extraordinary Issuing Trust Expenses. From and after the date on which the funds on deposit in the Expense Reserve Account are reduced to zero (or funds available for reimbursement of Extraordinary Issuing Trust Expenses are reduced to zero), the amount of any unpaid Extraordinary Issuing Trust Expenses shall be paid from amounts held in the Distribution Account and shall be allocated on each succeeding Distribution Date by the Certificate Administrator pursuant to Section 3.04 hereof as a reduction of the Available Interest Distribution Amount and then, after the Available Interest Distribution Amount has been reduced to zero, as a reduction of any Available Principal Distribution Amount then distributable to the Certificates, and such amounts will be used to pay any Extraordinary Issuing Trust Expenses until the amount of such unpaid Extraordinary Issuing Trust Expense is reduced to zero.

No provision of this Agreement or of the Certificates shall require the Trustee or the Certificate Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

Section 5.09         Eligibility Requirements for the Trustee and the Certificate Administrator. Each of the Trustee and the Certificate Administrator hereunder shall at all times be a corporation, a trust company, a bank or a banking association: (i) organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia; (ii) authorized under such laws to exercise trust powers; (iii) having a combined capital and surplus of at least $50,000,000; (iv) subject to supervision or examination by federal or state authority; and (v) the long-term unsecured debt obligations of which are rated (x) at least “BBB+” by S&P or (y) the long-term unsecured debt obligations of which are rated at least “BBB” by S&P and the short-term unsecured debt obligations or commercial paper of which are rated at least “A-2” by S&P. If such corporation, trust company, bank or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 5.09, the combined capital and surplus of such corporation, trust company, bank or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time a Responsible Officer of the Trustee or the Certificate Administrator, as applicable, receives written notice that it has ceased to be eligible in accordance with the provisions of this Section 5.09, the Trustee or the Certificate Administrator, as applicable shall resign immediately, provided that such resignation shall not be effective until a successor trustee has been appointed.

Section 5.10         Resignation and Removal of the Trustee or the Certificate Administrator. Either of the Trustee or the Certificate Administrator may at any time resign and be discharged from the Issuing Trust hereby created by giving written notice thereof to the Certificateholders. Upon receiving such notice of resignation, the Controlling Class Representative shall promptly appoint a successor trustee or successor certificate administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or the resigning Certificate Administrator, as applicable, and one copy to the successor trustee or the successor certificate administrator, as applicable. If no successor trustee or successor certificate administrator, as applicable, shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or the resigning Certificate Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor certificate administrator, as applicable.

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If at any time the Trustee or the Certificate Administrator: (i) shall cease to be eligible in accordance with the provisions of Section 5.09 and shall fail to resign after written request for its resignation by the Controlling Class Representative or any Certificateholder or (ii) shall become incapable of acting, or shall file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, or a receiver or conservator of it or of its property shall be appointed, or any public officer shall take charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Controlling Class Representative may, upon 30 days prior written notice, remove the Trustee or the Certificate Administrator, as applicable, and appoint a successor trustee or successor certificate administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or the Certificate Administrator, as applicable, and one copy to the successor trustee or the successor certificate administrator, as applicable.

Upon any other removal of the Trustee or the Certificate Administrator, or both the Trustee and the Certificate Administrator, the Controlling Class Representative shall be required to use commercially reasonable efforts to locate a successor trustee or successor certificate administrator, as applicable, that can accomplish distributions on the Certificates on the Distribution Date.

In the event that, prior to the tenth anniversary of the Closing Date, the Trustee or the Certificate Administrator or both the Trustee and the Certificate Administrator are removed or resign, the Trustee and the Certificate Administrator shall remain entitled to and shall receive any and all accrued and unpaid fees and expenses, as applicable, due to each such party hereunder; provided, however, that the resigning or removed Trustee shall be required to return a pro-rated portion of the Trustee Fee to the Depositor or, at the direction of the Depositor or Holders of Certificates representing not less than 66 2/3% of all the Voting Rights, shall pay such amount to a successor trustee. To the extent such funds are returned to the Depositor, it shall use such funds, to the extent necessary, to engage the successor trustee (with any excess amounts, if any, to be retained by the Depositor, and any shortfalls in such amount to be paid by the Depositor). For purposes of calculating such pro-rated portion of the Trustee Fee, the Trustee shall be deemed to have been paid an amount equal to $1,088.33 per month during the period ending no later than one hundred and twenty (120) months from the Closing Date. In the event that the Trustee or the Certificate Administrator or both the Trustee and the Certificate Administrator are removed or are required to resign on or after the tenth anniversary of the Closing Date, the Trustee shall have no obligation to return any amount of the Trustee Fee or pay any amount of such Trustee Fee to a successor trustee; provided, further, that all reasonable costs and expenses incurred by the Issuing Trust as a result of any removal or resignation of the Certificate Administrator or the Trustee, as applicable, which results from any action taken by any party that causes the Certificate Administrator or Trustee, as applicable, to no longer meet the requirements of Section 5.09, or as a result of the resignation of the Certificate Administrator or Trustee, as applicable, pursuant to this Section 5.10, shall be reimbursed to the Issuing Trust by such party.

The Holders of Certificates representing not less than 66 2/3% of the aggregate Voting Rights may at any time, upon at least 30 days prior written notice, remove the Trustee or the Certificate Administrator, as applicable, without cause and appoint a successor trustee or certificate administrator, as applicable, by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor and the Controlling Class Representative, one complete set to the Trustee or the Certificate Administrator, as applicable, so removed and one complete set to the successor trustee or the successor certificate administrator, as applicable, so appointed. In the event the Trustee or Certificate Administrator, as applicable, is so removed and such removal is without cause, the reasonable expenses of the Trustee or Certificate Administrator, as applicable, resulting from any such removal or resignation shall be reimbursed by such Holders.

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Any resignation or removal of the Trustee or the Certificate Administrator, as applicable, and appointment of a successor trustee or a successor certificate administrator, as applicable, pursuant to any of the provisions of this Section 5.10 shall become effective upon acceptance of appointment by the successor trustee or the successor certificate administrator, as applicable, as provided in Section 5.11, provided that that if no successor trustee or certificate administrator, as the case may be, has been so appointed and has accepted appointment within thirty (30) days after the giving of the related notice of resignation, the resigning Trustee or Certificate Administrator, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor certificate administrator, as the case may be.

Section 5.11         Successor Trustee or Successor Certificate Administrator. Any successor trustee or successor certificate administrator, as applicable, appointed as provided in Section 5.10 shall at all times be a corporation, a trust company, a bank or a banking association: (i) organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia; (ii) authorized under such laws to exercise trust powers; (iii) having a combined capital and surplus of at least $50,000,000; (iv) subject to supervision or examination by federal or state authority; and (v) an institution the long-term unsecured debt obligations of which are rated (x) at least “BBB+” by S&P or (y) the long-term unsecured debt obligations of which are rated at least “BBB” by S&P and the short-term unsecured debt obligations or commercial paper of which are rated at least “A-2” by S&P. If such corporation, trust company, bank or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 5.11, the combined capital and surplus of such corporation, trust company, bank or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Any such successor trustee or successor certificate administrator, as applicable, shall execute, acknowledge and deliver to the Depositor, the Controlling Class Representative and to its predecessor Trustee or predecessor Certificate Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or the predecessor Certificate Administrator, as applicable, shall become effective and such successor trustee or successor certificate administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or as Certificate Administrator herein. The predecessor Trustee shall cause the Certificate Administrator to transfer to the successor trustee the Underlying CMBS and shall turn over all related documents and statements and funds held hereunder. In addition, the predecessor Trustee or the predecessor Certificate Administrator, as applicable, and, upon request of the successor trustee or the successor certificate administrator, as applicable, the Depositor shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or the successor certificate administrator, as applicable, all such rights, powers, duties and obligations, subject, however, to the payment of all amounts due the predecessor Trustee or the predecessor Certificate Administrator, as applicable, under this Agreement.

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Upon acceptance of appointment by a successor trustee or a successor certificate administrator, as applicable, as provided in this Section 5.11, the Depositor shall mail notice of the succession of such successor trustee or successor certificate administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and shall deliver a copy to the Trustee and the Certificate Administrator to be posted on the Certificate Administrator’s Website pursuant to Section 3.06(c) as a Special Notice. The successor trustee or the successor certificate administrator, as applicable, shall also post the notice of such succession to their website. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trustee or the successor certificate administrator, as applicable, the successor trustee or the successor certificate administrator, as applicable, and upon notice of such failure, shall cause such notice to be mailed at the expense of the Depositor.

No Trustee or Certificate Administrator hereunder shall be personally liable hereunder by reason of any act or failure to act of any predecessor or successor trustee or of any predecessor or successor trustee or certificate administrator, as applicable, hereunder.

Section 5.12         Compliance with REMIC and Grantor Trust Provisions.

(a)          The Certificate Administrator shall cause an election to be made to treat the Trust REMIC as a REMIC on the first federal income tax return of such Trust REMIC for the taxable year ending December 31, 2016. The Certificate Administrator shall at all times (a) conduct the affairs of the Trust REMIC at all times that any Class of Regular Certificates is outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions; (b) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Trust REMIC or that would subject the Trust REMIC to tax; (c) not allow the creation of any “interests” in the Trust REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the related Regular Certificates and the related Residual Interest, respectively; (d) not allow the occurrence of any Prohibited Transaction, unless it shall have received an Opinion of Counsel that such occurrence would not (i) result in a gain, (ii) otherwise subject the Trust REMIC to tax or (iii) cause the Trust REMIC to fail to qualify as a REMIC; (e) not accept the transfer of any assets to the Trust REMIC after the Startup Day that would subject such Trust REMIC to the 100% tax on certain contributions to a REMIC after the Startup Day pursuant to Code Section 860G(d); and (f) not allow the Trust REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC.

(b)          At all times as may be required by the Code, the Trustee will, to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the Trust REMIC as one or more “qualified mortgages” as defined in Section 860G(a)(3) of the Code and “permitted investments” as defined in Section 860G(a)(5) of the Code.

(c)          The Trustee shall provide (i) to any transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee and (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions, including reports relating to interest, original issue discount and market discount or premium.

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Section 5.13         Returns. The Certificate Administrator on behalf of the Trust REMIC, shall prepare or cause to be prepared and timely deliver to the Trustee for timely execution, the Trustee shall timely sign, execute, and return to the Certificate Administrator and the Certificate Administrator shall timely file, or cause to be timely filed, federal and, if applicable, state and local tax returns for each taxable year (the “REMIC Returns”) for the Trust REMIC as may be required under the REMIC Provisions. The Trustee agrees to sign the federal and, if applicable, state and local, income tax or information returns or reports of the Trust REMIC in a timely manner for filing by the Certificate Administrator. The Certificate Administrator shall maintain such information and records, including but not limited to the income, expenses, assets and liabilities of the Trust REMIC, and the adjusted basis of the related Trust REMIC Assets determined at such intervals as may be required by the Code, as may be necessary and appropriate to enable the preparation of any such returns, and shall take any and all actions necessary to ensure that any such returns are prepared and filed as required by this Section 5.13 and applicable law. The fiscal year of the Trust REMIC shall be the calendar year and the books of such Trust REMIC shall be maintained on the accrual method of accounting. The Certificate Administrator shall also provide or cause to be provided to the Certificateholders all information as is necessary for the preparation of reports or tax returns required with respect to the Trust REMIC (including information relating to interest, original issue discount and market discount) as and when required to be provided to the Certificateholders, and to the IRS and other governmental authorities in accordance with the REMIC Provisions and any other applicable federal, state or local laws. Within thirty (30) days of the Closing Date, the Certificate Administrator shall obtain a separate taxpayer identification number for the Trust REMIC by filing IRS Form SS-4 with the IRS and shall furnish or cause to be furnished to the IRS, on IRS Form 8811 or as may otherwise be required by the Code, the name, title and address of the Person that Certificateholders may contact for tax information relating to their Certificates (and the Certificate Administrator shall act as the representative of the Trust REMIC for this purpose), together with such additional information as may be required by such form, and shall update such information at the time and in the manner required by the Code.

The Certificate Administrator shall pay from amounts on deposit in the Distribution Account on behalf of the Trust REMIC the amount of any federal or applicable state or local income tax, including, without limitation, prohibited transaction taxes and taxes on certain contributions to a REMIC after the Startup Day, imposed on the Trust REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Certificate Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Certificate Administrator from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings). The Certificate Administrator shall deposit in the Distribution Account, from its own funds, such taxes as are imposed as the result of the bad faith, willful misconduct or negligence of the Certificate Administrator in the performance of its obligations hereunder.

If a “tax matters person” is required to be designated with respect to the Trust REMIC, the Holder of the largest Percentage Interest of the Class R Certificates, by acceptance of such Certificate, shall be deemed to agree to act as “tax matters person” and to perform the functions of “tax matters partner” for purposes of Subchapter C of Chapter 63 of Subtitle F of the Code and shall be deemed to have agreed to the irrevocable designation of the Certificate Administrator as its agent in performing the functions of “tax matters person” and “tax matters partner.” Notwithstanding the previous sentence, to the extent that Subchapter C of Chapter 63 of Subtitle F of the Code would otherwise apply to the REMIC, the Certificate Administrator shall cause the REMIC timely to elect to be excluded from such provisions in the manner provided by the Code and any applicable regulations promulgated thereunder. To the extent that such election cannot be made, the Certificate Administrator shall cause the REMIC timely to make any such election as is necessary to ensure that any “imputed underpayment” (as defined in the applicable provisions) shall be paid by the holders of the Class R Certificates in the manner provided by the Code and any applicable regulations promulgated thereunder.

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The Certificate Administrator shall obtain a taxpayer identification number for the Grantor Trust on IRS Form SS-4. The Certificate Administrator shall furnish or cause to be furnished annually, and shall file or cause to be filed with the IRS together with Form 1041 or Form 1099 or such other Tax Return or form as may be applicable, to the Holders of the Class ERA Certificates, the amount of investment income and any Extraordinary Issuing Trust Expenses actually paid from the Expense Reserve Account.

Section 5.14         Appointment of Authenticating Agent.

(a)          The Certificate Administrator may appoint an Authenticating Agent or Agents, which shall be authorized to act on behalf of the Certificate Administrator to authenticate Certificates, and Certificates so authenticated shall be entitled to the benefits of this Agreement and shall be valid and obligatory for all purposes as if authenticated by the Certificate Administrator hereunder. Wherever a reference is made in this Agreement to the authentication and delivery of Certificates by the Certificate Administrator or the Certificate Administrator’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Certificate Administrator by an Authenticating Agent and a certificate of authentication executed on behalf of the Certificate Administrator by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Controlling Class Representative and shall, at all times, be a corporation or association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such law to act as Authenticating Agent, having a combined capital and surplus of not less than $15,000,000, authorized under such laws to do trust business and subject to supervision or examination by federal or state authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 5.14 the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If, at any time, an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 5.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 5.14. The initial Authenticating Agent shall be the Certificate Administrator.

(b)          Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Person shall be otherwise eligible under this Section 5.14, without the execution or filing of any paper or any further act on the part of the Certificate Administrator or the Authenticating Agent.

(c)          An Authenticating Agent may resign at any time by giving at least thirty (30) days’ advance written notice thereof to the Certificate Administrator and the Certificateholders. The Certificate Administrator may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Certificateholders. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 5.14, the Certificate Administrator may appoint a successor Authenticating Agent which shall be acceptable to the Controlling Class Representative and shall mail written notice of such appointment by first-class mail, postage prepaid to all Certificateholders as their names and addresses appear in the Certificate Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 5.14.

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Section 5.15         Appointment of Paying Agent.

The Certificate Administrator may appoint a Paying Agent for the purpose of making distributions to Certificateholders hereunder. The Certificate Administrator shall cause such Paying Agent, if other than the Certificate Administrator, to execute and deliver to the Certificate Administrator an instrument in which such Paying Agent shall agree with the Certificate Administrator that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums have been paid to the Certificateholders or disposed of as otherwise provided herein and in such instrument the Paying Agent shall make representations and warranties substantially similar to those made by the Certificate Administrator under Section 5.01 of this Agreement. The initial Paying Agent shall be the Certificate Administrator. Wherever a reference is made in this Agreement to making distributions to Certificateholders by the Certificate Administrator, such reference shall be deemed to include making distributions to Certificateholders on behalf of the Certificate Administrator by a Paying Agent.

Section 5.16         Fidelity Bond and Errors and Omissions Insurance Policy Maintained by the Trustee and the Certificate Administrator.

Each of the Trustee and the Certificate Administrator, at its own respective expense, shall maintain in effect a Fidelity Bond and a Errors and Omissions Insurance Policy. The Errors and Omissions Insurance Policy and Fidelity Bond shall be issued by an insurance company or security or bonding company qualified to write the related insurance policy in the relevant jurisdiction in form and in amount customary for trustees, custodians or certificate administrators in similar transactions. If any such Errors and Omissions Insurance Policy or Fidelity Bond ceases to be in effect, the Trustee or the Certificate Administrator, as the case may be, shall obtain a comparable replacement policy or bond from an insurer or issuer meeting the requirements set forth above as of the date of such replacement. So long as the long-term debt rating of the Trustee or the Certificate Administrator, as the case may be, is not less than “A3” as rated by Moody’s, the Trustee or the Certificate Administrator, as the case may be, may self-insure for the Fidelity Bond and the Errors and Omissions Insurance Policy.

Article VI

Termination

Section 6.01         Termination Upon Distribution to Certificateholders. This Agreement and the respective obligations and responsibilities of the Depositor, the Trustee and the Certificate Administrator created hereby shall terminate upon the final distribution to Certificateholders of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

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Notice of any termination specifying the final Distribution Date upon which the Certificateholders may surrender their Certificates to the Certificate Administrator for payment of the final distribution and cancellation, shall be given promptly by the Certificate Administrator by letter to Certificateholders mailed not earlier than the first (1st) day and not later than the tenth (10th) day of the month of such final distribution specifying: (A) the Distribution Date upon which the final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Administrator therein designated, (B) the amount of any such final distribution and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office of the Certificate Administrator therein specified; provided, however, that the failure to give such notice will not entitle any Certificateholder to receive any amounts in excess of such Certificateholder’s Percentage Interest of the allocation of the Available Principal Distribution Amount or, the Available Interest Distribution Amount for such Class for such final Distribution Date. Upon presentation and surrender of a Certificate, the Certificate Administrator shall cause to be distributed to the Certificateholders thereof such Certificateholder’s final distribution.

On such final Distribution Date, any amount remaining on deposit in the Distribution Accounts shall be distributed in accordance with Section 3.02.

Section 6.02         Failure of Certificateholders to Surrender Certificates. If any of the Certificateholders shall not surrender their Certificates for cancellation within six (6) months after the final Distribution Date, the Certificate Administrator shall give a written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after such notice all the Certificates shall not have been surrendered for cancellation, the Certificate Administrator may take steps in accordance with its customary business practices, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain subject to the Issuing Trust. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Certificate Administrator shall hold such amounts for the benefit of such Holders until the earlier of: (i) its termination as Certificate Administrator under this Agreement and the transfer of such amounts to a successor certificate administrator or (ii) the termination of the Issuing Trust and distribution of such amounts to the Holders of the Class R Certificates. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder’s failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 6.02.

Section 6.03         Clean-Up Call.

(a)          Following the date on which any Holder (or Holders, provided they act in unanimity) holds 100% of the Regular Certificates or an assignment of the Voting Rights thereof the “Remaining Certificateholder”), such Remaining Certificateholder shall have the right to exchange all of the Regular Certificates for the Underlying CMBS by giving written notice to the Depositor and Trustee no later than 60 days prior to the anticipated date of exchange. In the event that the Remaining Certificateholder elects to exchange all of the Regular Certificates for the Underlying CMBS in accordance with the preceding sentence, such Remaining Certificateholder shall reimburse the Depositor and the Trustee under this Agreement for reasonable expenses (including legal expenses) incurred with respect to the exchange and winding-up the affairs of the Issuing Trust. If the Remaining Certificateholder exercises its exchange option under this Section 6.03(a) then the Issuing Trust shall be terminated in accordance with, and any final distributions shall be made in the manner set forth in, Section 6.01. For the avoidance of doubt, any such exchange is a one-way, one-time event, and upon the exchange of all Regular Certificates for the Underlying CMBS, the Underlying CMBS shall not thereafter be exchangeable for any Regular Certificates. Solely for federal income tax purposes, the Remaining Certificateholder shall be deemed to have purchased the assets of the Trust REMIC for an amount equal to the aggregate Certificate Principal Balance of the P&I Certificates, plus any other amounts then due and payable to the Holders of the Certificates or otherwise under this Agreement, and the Certificate Administrator shall credit such amounts against amounts distributable in respect of such Certificates.

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(b)          In the event a Remaining Certificateholder exercises it right to exchange its Certificates for the Underlying CMBS pursuant to Section 6.03(a), the Trust REMIC(s) shall be terminated in accordance with the requirements for a qualified liquidation in Section 860F(a)(4) of the Code and Section 6.04. The Certificate Administrator shall specify the date of adoption of the plan of complete liquidation (which shall be the date of the Certificate Administrator’s receipt of the notice specified in Section 6.03(a), provided that such date shall not be more than eighty-nine (89) days prior to the earlier of the date of such purchase or exchange, as applicable) and the final Distribution Date with respect to the related Trust REMIC.

Section 6.04         Additional Termination Requirements. Upon receipt of a notice that a Remaining Certificateholder will be exercising its right to exchange its Certificates for any Underlying CMBS pursuant to Section 6.03(a), and within ninety (90) days prior to the anticipated final Distribution Date, the Trustee and the Certificate Administrator shall adopt and sign a plan of complete liquidation of the Trust REMIC meeting the requirements of Code Section 860F(a)(4)(A) (including designating a date within ninety (90) days of such Trust REMIC’s termination in a statement attached to the Trust REMIC’s final return pursuant to Treasury Regulations Section 1.860F-1) (which may be based on an Opinion of Counsel at the expense of the person requesting such termination) pursuant to which the Certificate Administrator (on behalf of the Trustee) shall sell or otherwise dispose of all the remaining assets of such Trust REMIC, unless the Depositor, the Trustee and the Certificate Administrator have received an Opinion of Counsel to the effect that the failure of the Trustee (or the Certificate Administrator on its behalf) to comply with the requirements of this Section 6.04 will not (i) result in the imposition of taxes on Prohibited Transactions (subject to Section 5.12) or (ii) cause the Trust REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

Each Holder of a Certificate hereby irrevocably approves and appoints the Certificate Administrator (on behalf of the Trustee) as its attorney-in-fact for the purposes of, adoption of the plan of complete liquidation in accordance with the terms and conditions of this Agreement.

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Article VII

[Reserved]

Article VIII

Miscellaneous Provisions

Section 8.01         Amendment. This Agreement may be amended from time to time by the mutual agreement of the parties hereto, with the consent of 100% of the holders of the Regular Certificates.

Promptly after the execution of any amendment to this Agreement, the Certificate Administrator shall make a copy of such amendment available to any Privileged Person via the Certificate Administrator’s Website in accordance with Section 3.06(c).

The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Certificate Administrator may prescribe.

Section 8.02         Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement, the Issuing Trust, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Issuing Trust, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

No Certificateholder shall have any right to vote (except as provided in Section 8.01 or this Section 8.02) or, in any manner otherwise control the operation and management of the Issuing Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

Except in the case of an action, suit or proceeding against the Trustee with respect to a breach or alleged breach of its duties and responsibilities hereunder, no Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any action, suit or proceeding in equity or at law upon or under or with respect to this Agreement unless such Certificateholder previously shall have given to the Trustee a written notice of the basis of such action, suit or proceeding, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of the same Class of Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty (60) days (or, if the Certificateholder notifies the Trustee in writing that it will be prejudiced by any delay of such action, suit or proceeding, ten (10) Business Days) after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder of Certificates (other than those priorities that are set forth in Section 3.02), or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 8.02, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

63

Notwithstanding anything to the contrary in this Section 8.02, but subject to Section 5.06, the Controlling Class Representative may direct the Certificate Administrator, on behalf of the Trustee, in the exercise of the Underlying CMBS Control Rights in accordance with Section 3.05 without complying with the preceding paragraph.

Section 8.03         Limitation on Liability of the Depositor and Others. Neither the Depositor nor any of its directors, officers, affiliates, employees, agents or subcontractors shall be under any liability to the Issuing Trust or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any of its directors, officers, affiliates, employees, agents or subcontractors or any other such Person against liability for any breach of the representations and warranties made in Section 2.04 or against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the in the performance or non-performance of the Depositor’s duties hereunder. The Depositor and any of its directors, officers, employees, affiliates, agents or subcontractors may conclusively rely in good faith on any document of any kind which, prima facie, is properly executed and/or submitted by any Person respecting any matter arising hereunder.

The Depositor and any of its respective directors, officers, affiliates, employees, agents or subcontractors shall be indemnified and held harmless by the Issuing Trust against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense: (1) to the extent incurred by reason of willful misfeasance, bad faith or negligence in the performance or non-performance of the Depositor’s duties thereunder, (2) imposed by any taxing authority to the extent such loss, liability or expense is a result of negligence and is not specifically reimbursable pursuant to the terms of this Agreement or (3) breach of the representations and warranties in Section 2.04. The Depositor shall have no obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under this Agreement and in its opinion does not expose it to any expense or liability not reasonably reimbursable from the Issuing Trust.

Section 8.04         Governing Law. This Agreement and the rights, duties, obligations and responsibilities of the parties hereto shall be governed by and construed in accordance with the internal laws and decisions of the State of New York. The parties hereto intend that the provisions of Section 5-1401 of the New York General Obligations Law shall apply to this Agreement.

Section 8.05         Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered at:

(i)          in the case of the Depositor, Oaks Funding II LLC, 540 Madison Avenue, 19th Floor, New York, New York 10022, Attention: Operations, facsimile number: (212) 257-5099 (and with respect to e-mail delivery as provided for herein at and ops@oakcirclecapital.com);

64

(ii)         in the case of the Trustee or Certificate Administrator, U.S. Bank National Association, 190 South LaSalle Street, 7th Floor, Chicago, Illinois 60603, Attention: OAKS RE-REMIC Trust, Series 2016-FRR7C, facsimile number: (866) 807-8670 (and with respect to e-mail delivery as provided for herein at cmbs.transactions@usbank.com)];

(iii)        in the case of the initial Controlling Class Representative: Oaks Holding I LLC, 540 Madison Avenue, 19th Floor, New York, New York 10022, Attention: Operations, facsimile number: (212) 257-5099 (and with respect to e-mail delivery as provided for herein at ops@oakcirclecapital.com);

(iv)        as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing.

Any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed to a Certificateholder within the time prescribed in this Agreement shall be conclusively presumed to have been duly given whether or not the Certificateholder receives such notice. Any notice mailed to the Trustee or the Certificate Administrator shall be effective only upon receipt.

Section 8.06         Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 8.07         Certificates Nonassessable and Fully Paid. It is the intention of this Agreement that Certificateholders shall not be personally liable for obligations of the Issuing Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Issuing Trust or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the Certificate Administrator pursuant to Section 2.02 are and shall be deemed fully paid.

Section 8.08         Execution in Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other party.

[SIGNATURE PAGE FOLLOWS]

65

IN WITNESS WHEREOF, the Depositor, the Trustee and the Certificate Administrator have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

OAKS FUNDING II LLC,
as Depositor

By:
Name:
Title:

STATE OF	)
	)	ss.:
COUNTY OF	)

On the ____ day of April in the year 2016, before me, the undersigned, personally appeared ___________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned [insert the city or other political subdivision and the in the ____________________ state or county or other place the acknowledgment was taken].

[Signature and Office of individual taking acknowledgment]

U.S. BANK NATIONAL ASSOCIATION, as Trustee and Certificate Administrator

By:
Name:
Title:

STATE OF	)
	)	ss.:
COUNTY OF	)

On the _____ day of April in the year 2016, before me, the undersigned, personally appeared __________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in the ________________________ [insert the city or other political subdivision and the state or county or other place the acknowledgment was taken].

[Signature and Office of individual taking acknowledgment]

EXHIBIT A-1

CLASS [A][B]
MULTIFAMILY MORTGAGE
CERTIFICATE-BACKED CERTIFICATE,
SERIES 2016-FRR7C

[RULE 144A]1 [REG S]2 [BOOK-ENTRY]3 [DEFINITIVE]4 CERTIFICATE

This is one of a series of multifamily mortgage certificate-backed certificates (collectively, the “Certificates”), issued in multiple classes (each, a “Class”), which series of Certificates evidences the entire beneficial ownership interest in the issuing trust (the “Issuing Trust”), which will consist primarily of one (1) class of multifamily mortgage pass-through certificates previously issued by another issuer, such Classes being formed and sold by:

OAKS FUNDING II LLC

Pass-Through Rate: Variable	Certificate Principal Balance of this Certificate as of the Issue Date: $[_______]

Date of Trust Agreement: April 25, 2016	Maximum Initial Class Principal Balance of all the Class [A][B] Certificates as of the Issue Date: $[23,905,909][8,197,388]

Issue Date: April 25, 2016	First Distribution Date: May 26, 2016

Initial Trustee: U.S. Bank National Association	Initial Certificate Administrator: U.S. Bank National Association

Certificate No.: [A-1][B-1]	CUSIP No.: [_______]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION (“DTC”), TO THE DEPOSITOR, THE CERTIFICATE ADMINISTRATOR, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]5

[1]	For Rule 144A Book-Entry Certificates only.

[2]	For Reg S Book-Entry Certificates only.

[3]	For Book-Entry Certificates only.

[4]	For Definitive Certificates only.

[5]	For Book-Entry Certificates only.

Exh. A-1 - 1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE ADMINISTRATOR, ANY UNDERLYING DEPOSITOR, ANY UNDERLYING TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING CMBS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

[FOR SUBORDINATE CLASSES: THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS, IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE TRUST AGREEMENT REFERRED TO HEREIN.]

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY FOREIGN SECURITIES, STATE SECURITIES OR “BLUE SKY” LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (“QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) TO AN INSTITUTION THAT IS A NON-”U.S. PERSON” IN AN “OFFSHORE TRANSACTION”, AS DEFINED IN, AND IN ACCORDANCE WITH, RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY ALL OF THE EQUITY OWNERS OF WHICH ARE SUCH INSTITUTIONS, IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH THE TRANSFEREE MAKES CERTAIN REPRESENTATIONS AND UNDERTAKINGS SET FORTH IN THE TRUST AGREEMENT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE FOREIGN SECURITIES LAWS OR SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

[THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT AND PRIOR TO THE LATER TO OCCUR OF (I) THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE CERTIFICATES AND (II) THE FIRST DATE ON WHICH EACH BENEFICIAL OWNER OF AN INTEREST IN THE REGULATION S GLOBAL CERTIFICATE HAS PROVIDED THE CERTIFICATE ADMINISTRATOR WITH A CERTIFICATE IN THE FORM REQUIRED BY THE TRUST AGREEMENT CERTIFYING THAT THE BENEFICIAL OWNER OF THE INTEREST IN SUCH REGULATION S GLOBAL CERTIFICATE IS AN INSTITUTION THAT IS NOT A U.S. PERSON AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT, IN ANY EVENT, TO RECEIPT FROM ANY SUCH PROSPECTIVE TRANSFEREE OF AN INVESTMENT REPRESENTATION LETTER SUBSTANTIALLY IN THE FORM ATTACHED TO THE TRUST AGREEMENT.]6

[6]	For Reg S Certificates only.

Exh. A-1 - 2

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED AN ERISA REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN THE FORM ATTACHED TO THE TRUST AGREEMENT, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A “PLAN”) OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION § 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OTHER THAN AN INSURANCE COMPANY INVESTING THE ASSETS OF AN INSURANCE COMPANY GENERAL ACCOUNT UNDER CIRCUMSTANCES THAT MEET ALL OF THE REQUIREMENTS OF SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR, IN THE CASE OF A PLAN SUBJECT TO SIMILAR LAW, THE ACQUISITION MEETS ALL THE REQUIREMENTS OF SUCH SIMILAR LAW. EACH PURCHASER OR TRANSFEREE OF AN INTEREST IN A GLOBAL CERTIFICATE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS DESCRIBED IN THE PRECEDING SENTENCE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE TRUST AGREEMENT.

THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE CODE, AND CERTAIN OTHER ASSETS.

This certifies that [For Book-Entry Certificates: Cede & Co.][For Definitive Certificates: [________]] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its “Certificate Principal Balance”) as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their “Class Principal Balance”) as of the Issue Date) in that certain beneficial ownership interest in the Issuing Trust evidenced by all the Certificates of the same Class as this Certificate. The Issuing Trust was created and the Certificates were issued pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among Oaks Funding II LLC, as Depositor, the Trustee and the Certificate Administrator as identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Trust Agreement, the terms of the Trust Agreement shall govern.

Exh. A-1 - 3

Pursuant to the terms of the Trust Agreement (and except as may be provided otherwise herein), distributions will be made on the first (1st) Business Day immediately succeeding the Underlying CMBS Distribution Date to occur in each month (each, a “Distribution Date”), commencing in May 2016 (except that the first Distribution Date will be on the third (3rd) Business Day following the Underlying CMBS Distribution Date in May 2016), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution Record Date (as defined in the Trust Agreement), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Trust Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Trust Agreement in respect of this Certificate will be made by the Certificate Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Certificate Administrator with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made in like manner, after due notice by the Certificate Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Trust Agreement or such other location as may be specified in such notice.

Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

The Certificates are limited in right of distribution to certain collections and recoveries respecting the Underlying CMBS, all as more specifically set forth herein and in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including certain expenses incurred with respect to the Underlying CMBS and the payment of interest on such expenses.

The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth therein, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

As provided in the Trust Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

Exh. A-1 - 4

No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Certificate Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

[For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.]

Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Trustee, the Certificate Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The Issuing Trust and the obligations created by the Trust Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Certificate Administrator and required to be distributed to them pursuant to the Trust Agreement following the final payment or other liquidation of the Underlying CMBS remaining in the Trust REMIC.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Issuing Trust (to the extent of its rights therein) for distributions hereunder.

THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS CERTIFICATE.

Exh. A-1 - 5

IN WITNESS WHEREOF, the Certificate Administrator has caused this Certificate to be duly executed.

U.S. Bank National Association, as Certificate Administrator By:

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class [A][B] Certificates referred to in the within mentioned Agreement.

Dated:     April 25, 2016

U.S. Bank National Association, as Certificate Registrar By:

By:
Authorized Signatory

Exh. A-1 - 6

SCHEDULE A

Date	Certificate Balance of Definitive Certificates exchanged or transferred for, or issued in exchange for or upon transfer of, an interest in this Book-Entry Certificate	Remaining Principal Amount of Book Entry Certificate	Notation Made By

Exh. A-1 - 7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________ (please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Issuing Trust evidenced by the within Multifamily Mortgage Certificate-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Issuing Trust.

I (we) further direct the issuance of a new Multifamily Mortgage Certificate-Backed Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Multifamily Mortgage Certificate-Backed Certificate to the following address: ___________________________________________________________________________.

Dated:

Signature by or on behalf of Assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________ for the account of __________.

Distributions made by check (such check to be made payable to ______________) and all applicable statements and notices should be mailed to ______________________________________________________________.

This information is provided by __________________ , the assignee named above, or ____________________, as its agent.

Exh. A-1 - 8

EXHIBIT A-2

DEFINITIVE CLASS R MULTIFAMILY MORTGAGE
CERTIFICATE-BACKED CERTIFICATE,
SERIES 2016-FRR7C

This is one of a series of multifamily mortgage certificate-backed certificates (collectively, the “Certificates”), issued in multiple classes (each, a “Class”), which series of Certificates evidences the entire beneficial ownership interest in the issuing trust (the “Issuing Trust”) which will consist primarily of one (1) class of multifamily mortgage pass-through certificates previously issued by another issuer, such Classes being formed and sold by:

OAKS FUNDING II LLC

Date of Trust Agreement: April 25, 2016	Percentage Interest evidenced by this Certificate in the related Class: [100]%

Issue Date: April 25, 2016	First Distribution Date: May 26, 2016

Initial Trustee: U.S. Bank National Association	Initial Certificate Administrator: U.S. Bank National Association

Certificate No.: R-[1]	CUSIP No.: [___________]

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE ADMINISTRATOR, ANY UNDERLYING DEPOSITOR, ANY UNDERLYING TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING CMBS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE TRUST AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY FOREIGN SECURITIES, STATE SECURITIES OR “BLUE SKY” LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (“QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, IN WHICH THE TRANSFEREE MAKES CERTAIN REPRESENTATIONS AND UNDERTAKINGS SET FORTH IN THE TRUST AGREEMENT, AND IN ANY CASE IN ACCORDANCE WITH ANY APPLICABLE FOREIGN SECURITIES LAWS OR SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THE INITIAL INVESTOR IN THIS CERTIFICATE, AND EACH SUBSEQUENT PURCHASER OF THIS CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE TRUST AGREEMENT. A TRANSFEREE IS ALSO REQUIRED TO DELIVER A TRANSFEREE AFFIDAVIT SUBSTANTIALLY IN THE FORM OF EXHIBIT G-1 TO THE TRUST AGREEMENT.

Exh. A-2 - 1

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED AN ERISA REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN THE FORM ATTACHED TO THE TRUST AGREEMENT, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A “PLAN”) OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION § 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA).

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE EVIDENCES THE “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (A “REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFEREE AFFIDAVIT AND AGREEMENT TO THE CERTIFICATE ADMINISTRATOR IN ACCORDANCE WITH THE AGREEMENT REFERRED TO HEREIN, WHEREBY, AMONG OTHER REPRESENTATIONS, THE PROPOSED TRANSFEREE REPRESENTS THAT (1) SUCH PROPOSED TRANSFEREE IS A “PERMITTED TRANSFEREE” AND IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX IMPOSED BY CHAPTER 1 OF THE CODE AND, EXCEPT FOR THE FEDERAL HOME LOAN MORTGAGE CORPORATION, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS’ COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) A RURAL ELECTRIC AND TELEPHONE COOPERATIVE DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE OR (E) ANY OTHER PERSON SO DESIGNATED BY THE CERTIFICATE ADMINISTRATOR BASED ON AN OPINION OF COUNSEL TO THE EFFECT THAT ANY TRANSFER TO SUCH PERSON MAY CAUSE THE TRUST REMIC TO FAIL TO QUALIFY AS A REMIC AT ANY TIME THAT THE CERTIFICATES ARE OUTSTANDING (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT AND AGREEMENT SHALL ALSO INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A PERSON DESCRIBED IN THE FOREGOING CLAUSE (1)(A), (B), (C), (D) OR (E), SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH. BECAUSE THIS CERTIFICATE REPRESENTS A “NON-ECONOMIC RESIDUAL INTEREST”, AS DEFINED IN TREASURY REGULATIONS SECTION 1.860E-1(c), TRANSFERS OF THIS CERTIFICATE MAY BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES. IN ORDER TO SATISFY A REGULATORY SAFE HARBOR UNDER WHICH SUCH TRANSFERS WILL NOT BE DISREGARDED, THE TRANSFEROR MAY BE REQUIRED, AMONG OTHER THINGS, TO SATISFY ITSELF AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND EITHER TO PAY A SPECIFIED AMOUNT TO THE PROPOSED TRANSFEREE OR TRANSFER TO AN ELIGIBLE TRANSFEREE AS PROVIDED IN REGULATIONS.

Exh. A-2 - 2

IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE TRUST AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

This certifies that [___________] is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Issuing Trust evidenced by all the Certificates of the same Class as this Certificate. The Issuing Trust was created and the Certificates were issued pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), between Oaks Funding II LLC, as Depositor, and the Trustee and the Certificate Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Trust Agreement (and except as may be provided otherwise herein), distributions will be made on the first (1st) Business Day immediately succeeding the Underlying CMBS Distribution Date to occur in each month (each, a “Distribution Date”), commencing in May 2016 (except that the first Distribution Date will be on the third (3rd) Business Day following the Underlying CMBS Distribution Date in May 2016), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution Record Date (as defined in the Trust Agreement), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Trust Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Trust Agreement in respect of this Certificate will be made by the Certificate Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Certificate Administrator with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made in like manner, after due notice by the Certificate Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Trust Agreement or such other location as may be specified in such notice.

Exh. A-2 - 3

The Certificates are limited in right of distribution to certain collections and recoveries respecting the Underlying CMBS, all as more specifically set forth herein and in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including certain expenses incurred with respect to the Underlying CMBS and the payment of interest on such expenses.

The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth therein, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

As provided in the Trust Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 4.02 of the Trust Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 4.02, to have irrevocably authorized the Trustee under clause (ii) of such Section 4.02(f) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii) of such Section 4.02(f) to negotiate the terms of any mandatory disposition and to execute all instruments of transfer and to do all other things necessary in connection with any such disposition. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Depositor, the Certificate Administrator and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee. In connection with any proposed transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit G-1 to the Trust Agreement (a “Transferee Affidavit and Agreement”) from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 4.02 of the Trust Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee, if the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, the Certificate Registrar shall not register the Transfer of an Ownership Interest in this Certificate to such proposed Transferee.

Exh. A-2 - 4

Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit G-2 to the Trust Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

“Permitted Transferee” means any Transferee of a Class R Certificate other than (a) any of a Plan or a Person acting on behalf of or using the assets of a Plan, (b) a Disqualified Organization, (c) a Disqualified Non-U.S. Tax Person, (d) an entity treated as a U.S. partnership for federal income tax purposes if any partner thereof, directly or indirectly (other than through a U.S. corporation) is (or is permitted to be under the partnership agreement) a Disqualified Non-U.S. Tax Person, or (e) a U.S. Tax Person with respect to whom income on a Class R Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Tax Person or any nominee, agent or middleman of any of the above.

“Disqualified Non-U.S. Tax Person” means any Non-U.S. Tax Person or agent thereof other than (i) a Non-U.S. Tax Person that holds the Class R Certificates in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Administrator with an effective IRS Form W-8ECI or (ii) a Non-U.S. Tax Person that has delivered to both the transferor and the Certificate Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class R Certificates to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class R Certificates will not be disregarded for federal income tax purposes.

“Disqualified Organization” means (a) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by any such governmental unit), (b) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (c) any organization that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) (except certain farmers’ cooperatives described in Code Section 521), (d) a rural electric and telephone cooperative described in Code Section 1381(a)(2)(C) or (e) any other person so designated by the Certificate Administrator based upon an Opinion of Counsel to the effect that any transfer to such person may cause the Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding.         The terms “United States”, “State” and “International Organization” shall have the meanings set forth in Code Section 7701 or successor provisions.

“Non-U.S. Tax Person”: means any person other than a U.S. Tax Person.

“U.S. Tax Person”: means a person that is considered under the Code (i) a citizen or resident of the United States, (ii) a corporation or partnership (except to the extent provided in the applicable Treasury regulations) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Tax Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 that have elected to be treated as U.S. Tax Persons).

Exh. A-2 - 5

No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Certificate Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Trustee, the Certificate Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The Issuing Trust and the obligations created by the Trust Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Certificate Administrator and required to be distributed to them pursuant to the Trust Agreement following the final payment or other liquidation of the Underlying CMBS remaining in the Trust REMIC.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Issuing Trust (to the extent of its rights therein) for distributions hereunder.

THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS CERTIFICATE.

Exh. A-2 - 6

IN WITNESS WHEREOF, the Certificate Administrator has caused this Certificate to be duly executed.

U.S. Bank National Association, as Certificate Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class R Certificates referred to in the within mentioned Agreement.

Dated: April 25, 2016

U.S. Bank National Association, as Certificate Registrar

By:
Authorized Signatory

Exh. A-2 - 7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________ (please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Issuing Trust evidenced by the within Multifamily Mortgage Certificate-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Issuing Trust.

I (we) further direct the issuance of a new Multifamily Mortgage Certificate-Backed Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Multifamily Mortgage Certificate-Backed Certificate to the following address: _________________________________________________________________________.

Dated:

Signature by or on behalf of Assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________ or the account of __________________________.

Distributions made by check (such check to be made payable to __________________) and all applicable statements and notices should be mailed to _____________________________________________.

This information is provided by _______________, the assignee named above, or, as its agent.

Exh. A-2 - 8

EXHIBIT A-3

DEFINITIVE CLASS ERA CERTIFICATE

OAKS RE-REMIC
TRUST 2016-FRR7C, MULTIFAMILY MORTGAGE
CERTIFICATE-BACKED CERTIFICATES, SERIES 2016-FRR7C

This is one of a series of multifamily mortgage certificate-backed certificates (collectively, the “Certificates”), issued in multiple classes (each, a “Class”), which series of Certificates evidences the entire beneficial ownership interest in the issuing trust (the “Issuing Trust”) which will consist primarily of one (1) class of multifamily mortgage pass-through certificates previously issued by another issuer, such Classes being formed and sold by:

OAKS FUNDING II LLC

Date of Trust Agreement: April 25, 2016	Interest evidenced by this Class ERA Certificate (the “Percentage Interest”): [100]%

Issue Date: April 25, 2016	First Distribution Date: May 26, 2016

Initial Trustee: U.S. Bank National Association	Initial Certificate Administrator: U.S. Bank National Association

Certificate No.: ERA-[1]	CUSIP No.: [__________]

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL, BUT IS ENTITLED TO RECEIVE ON A MONTHLY BASIS ANY INVESTMENT INCOME WITH RESPECT TO INVESTMENTS OF FUNDS IN THE EXPENSE RESERVE ACCOUNT, IF ANY, PLUS ANY FUNDS REMAINING IN THE EXPENSE RESERVE ACCOUNT UPON TERMINATION OF THE TRUST, AS SET FORTH IN THE TRUST AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE ADMINISTRATOR, ANY UNDERLYING DEPOSITOR, ANY UNDERLYING TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING CMBS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY FOREIGN SECURITIES, STATE SECURITIES OR “BLUE SKY” LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (“QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, IN WHICH THE TRANSFEREE MAKES CERTAIN REPRESENTATIONS AND UNDERTAKINGS SET FORTH IN THE TRUST AGREEMENT, AND IN ANY CASE IN ACCORDANCE WITH ANY APPLICABLE FOREIGN SECURITIES LAWS OR SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

Exh. A-3 - 1

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED AN ERISA REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN THE FORM ATTACHED TO THE TRUST AGREEMENT, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A “PLAN”) OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION § 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA).

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE TRUST AGREEMENT.

This certifies that [__________] is the registered owner of the Percentage Interest evidenced by this Class ERA Certificate (as specified above) in that certain beneficial ownership interest evidenced by the Class ERA Certificate in the Issuing Trust created pursuant to a Trust Agreement, dated as specified above (the “Agreement”), among Oaks Funding II LLC, as depositor (herein called the “Depositor”, which term includes any successor entity under the Agreement), and U.S. Bank National Association, as trustee and certificate administrator (herein called the “Trustee”, which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Trust Agreement (and except as may be provided otherwise herein), distributions will be made on the first (1st) Business Day immediately succeeding the Underlying CMBS Distribution Date to occur in each month (each, a “Distribution Date”), commencing in May 2016 (except that the first Distribution Date will be on the third (3rd) Business Day following the Underlying CMBS Distribution Date in May 2016), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution Record Date (as defined in the Trust Agreement), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Trust Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Trust Agreement in respect of this Certificate will be made by the Certificate Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Certificate Administrator with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made in like manner, after due notice by the Certificate Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Trust Agreement or such other location as may be specified in such notice.

Exh. A-3 - 2

The Certificates are limited in right of distribution to certain investment income with respect to investments of funds held in the Expense Reserve Account plus any funds remaining in the Expense Reserve Account upon termination of the Issuing Trust, all as more specifically set forth herein and in the Agreement.

The Class ERA Certificates are issuable in fully registered form only without coupons in minimum denominations representing Percentage Interests specified in the Agreement.

Any distribution to the Holder of this Certificate is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

As provided in the Trust Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon a new Certificate in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

No transfer of the Class ERA Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or its respective affiliates), then the Certificate Administrator shall refuse to register such transfer unless it receives an Investment Representation Letter substantially in the form attached to the Trust Agreement and, in certain circumstances set forth in the Trust Agreement, an Opinion of Counsel reasonably satisfactory to the Certificate Administrator to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Issuing Trust or of the Depositor, the Trustee, or the Certificate Administrator in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder’s prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Administrator is obligated to register or qualify the Class ERA Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of the Class ERA Certificates without registration or qualification. The Class ERA Certificateholder when desiring to effect such a transfer shall, and by the acceptance of the Class ERA Certificates agrees to, indemnify the Trustee, the Certificate Administrator, and the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Exh. A-3 - 3

No service charge will be imposed for any registration of transfer or exchange of the Class ERA Certificates, but the Certificate Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of the Certificate.

The Depositor, the Trustee and the Certificate Administrator and any agent of the Depositor, the Trustee or the Certificate Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Trustee, the Certificate Administrator, or any such agent shall be affected by notice to the contrary.

The Issuing Trust and the obligations created by the Trust Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Certificate Administrator and required to be distributed to them pursuant to the Agreement following the final payment (or any advance with respect thereto) or other liquidation of the Underlying CMBS remaining in the Issuing Trust.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Issuing Trust (to the extent of its rights therein) for distributions hereunder.

THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS CERTIFICATE.

Exh. A-3 - 4

IN WITNESS WHEREOF, the Certificate Administrator has caused this Certificate to be duly executed.

U.S. Bank National Association, as Certificate Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class ERA Certificates referred to in the within mentioned Agreement.

Dated:    April 25, 2016

U.S. Bank National Association, as Certificate Registrar

By:
Authorized Signatory

Exh. A-3 - 5

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________ (please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Issuing Trust evidenced by this Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate register of the Issuing Trust.

I (we) further direct the issuance of a new Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Certificate to the following address: ____________________________________________________________.

Dated:

Signature by or on behalf of Assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ______________________ for the account of ____________________.

Distributions made by check (such check to be made payable to __________________) and all applicable statements and notices should be mailed to ___________________________________________________.

This information is provided by _____________, the assignee named above, or ______________________, as its agent.

Exh. A-3 - 6

EXHIBIT B-1

FORM OF TRANSFEROR LETTER

[Date]

U.S. Bank National Association
111 Fillmore Avenue
St. Paul, Minnesota 55107
Attention: Bondholder Services - OAKS Re-REMIC Trust 2016-FRR7C

Oaks Funding II LLC
540 Madison Avenue, 19th Floor
New York, New York 10022

Re:	Transfer of Oaks Re-REMIC Trust 2016-FRR7C,
Multifamily Mortgage Certificate-Backed Certificates, Series 2016-FRR7C

Ladies and Gentlemen:

This letter is delivered pursuant to Section 4.02 of the Trust Agreement dated as of April 25, 2016 (the “Trust Agreement”), by and between Oaks Funding II LLC, as Depositor, and U.S. Bank National Association, as Trustee and as Certificate Administrator, on behalf of the holders of OAKS Re-REMIC Trust 2016-FRR7C, Multifamily Mortgage Certificate-Backed Certificates, Series 2016-FRR7C (the “Certificates”), in connection with the transfer by ________________ (the “Seller”) to the undersigned (the “Purchaser”) of $____________ aggregate Certificate Principal Balance of Class ___ Certificates (the “Certificates”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Trust Agreement.

In connection with such transfer, the Seller hereby represents and warrants to you and the addressees hereof as follows:

(1)         The Seller is the lawful owner of the Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

(2)         Neither the Seller nor anyone acting on its behalf has (a) offered, sold, pledged or otherwise transferred any Certificate, any interest in a Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in a Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in a Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Certificate, any interest in a Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Certificate, any interest in a Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) in this paragraph) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the “Securities Act”), or would render the disposition of the Certificates a violation of Section 5 of the Securities Act or any applicable state or foreign securities laws, or would require registration or qualification of the Certificates pursuant to the Securities Act or any applicable state or foreign securities laws.

Exh. B-1 - 1

Very truly yours,

[the Seller]

By:
Name:
Title:

Dated:

Exh. B-1 - 2

EXHIBIT B-2

FORM OF INVESTMENT REPRESENTATION LETTER

U.S. Bank National Association
111 Fillmore Avenue
St. Paul, Minnesota 55107
Attention: Bondholder Services - OAKS Re-REMIC Trust 2016-FRR7C

Oaks Funding II LLC
540 Madison Avenue, 19th Floor
New York, New York 10022

Re:	Transfer of OAKS Re-REMIC Trust 2016-FRR7C,
Multifamily Mortgage Certificate-Backed Certificates, Series 2016-FRR7C

Ladies and Gentlemen:

This letter is delivered pursuant to Section 4.02 of the Trust Agreement dated as of April 25, 2016 (the “Trust Agreement”), by and between Oaks Funding II LLC, as Depositor, and U.S. Bank National Association, as Trustee and as Certificate Administrator, on behalf of the holders of OAKS Re-REMIC Trust 2016-FRR7C, Multifamily Mortgage Certificate-Backed Certificates, Series 2016-FRR7C (the “Certificates”), in connection with the transfer by _______________ (the “Seller”) to the undersigned (the “Purchaser”) of $__________ aggregate Certificate Principal Balance of Class ___ Certificates (the “Certificates”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Trust Agreement.

In connection with such transfer, the Purchaser hereby represents and warrants to you and the addressees hereof as follows:

(1)         Check one of the following:*

☐            The Purchaser is an institutional investor qualifying as an “accredited investor” (an “Institutional Accredited Investor”) meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D (“Regulation D”) under the Securities Act of 1933, as amended (the “Securities Act”), or an entity all of the equity owners of which are such institutions, and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Certificates, and the Purchaser and any accounts for which it is acting are each able to bear the economic risk of the Purchaser’s or such account’s investment. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risks of such an investment and can afford a complete loss of such investment. The Purchaser is acquiring the Certificates purchased by it for its own account or for one or more accounts (each of which is an Institutional Accredited Investor, or an entity all of the equity owners of which are such institutions) as to each of which the Purchaser exercises sole investment discretion. The Purchaser hereby undertakes to reimburse the Issuing Trust for any costs incurred by it in connection with this transfer.

*             Each Purchaser of Class A or Class B Certificates must include one of the following two certifications (Institutional Accredited Investor or QIB). Each Purchaser of Class ERA Certificates or Class R Certificates must include the second such certification (QIB).

Exh. B-2 - 1

☐          The Purchaser is a “qualified institutional buyer” (a “QIB”) within the meaning of Rule 144A (“Rule 144A”) under the Securities Act, and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Purchaser is aware that the transfer is being made in reliance on Rule 144A, and the Purchaser has had the opportunity to obtain the information required to be provided pursuant to paragraph (d)(4)(i) of Rule 144A.

(2)         The Purchaser’s intention is to acquire the Certificates (a) for investment for the Purchaser’s own account or (b) for resale (i) to QIBs in transactions complying with Rule 144A, and not in any event with the view to, or for resale in connection with, any distribution thereof, or (ii) (other than with respect to the Residual Certificates and the Class ERA Certificates) to Institutional Accredited Investors, or entities all of the equity owners of which are such institutions, subject in the case of this clause (ii) to (w) the receipt by the Certificate Registrar of a letter substantially in the form hereof, (x) the receipt by the Certificate Registrar of an opinion of counsel acceptable to the Certificate Registrar that the reoffer, resale, pledge or other transfer to the Purchaser is in compliance with the Securities Act and applicable state and foreign securities laws, (y) the receipt by the Certificate Registrar of such other evidence acceptable to the Certificate Registrar that such reoffer, resale, pledge or transfer is in compliance with the Securities Act and other applicable legal requirements, and (z) a written undertaking to reimburse the Issuing Trust for any costs incurred by it in connection with such reoffer, resale, pledge or other transfer. The Purchaser understands that the Certificates (and any subsequent Certificates) have not been registered under the Securities Act, by reason of a specified exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the Purchaser’s investment intent (or intent to resell to only certain investors in certain exempted transactions) as expressed herein.

Neither the Purchaser nor anyone acting on its behalf has (a) offered, sold, pledged or otherwise transferred any Certificate, any interest in a Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in a Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in a Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act, would render the disposition of the Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Certificates pursuant thereto. The Purchaser will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Certificates, any interest in the Certificates or any other similar security.

(3)         The Purchaser has reviewed the Offering Circular relating to the Certificates (the “Offering Circular”) and the agreements and other materials referred to therein and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by the Offering Circular. The Purchaser has been furnished with all information regarding (a) the Depositor, (b) the Certificates and distributions thereon, (c) the Underlying CMBS, (d) the Trust Agreement and the Trust Fund created pursuant thereto, and (e) all related matters, that it has requested.

Exh. B-2 - 2

(4)         The Purchaser acknowledges that the Certificates (and any Certificates issued on transfer or exchange thereof) have not been registered or qualified under the Securities Act or the securities laws of any State or any other jurisdiction, and that the Certificates (and any Certificates issued on transfer or exchange thereof) cannot be reoffered, resold, pledged or otherwise transferred unless it is registered or qualified thereunder or unless an exemption from such registration or qualification is available.

(5)         The Purchaser hereby undertakes to be bound by the terms and conditions of the Trust Agreement in its capacity as an owner of a Certificate or Certificates, as the case may be (each, a “Certificateholder”), in all respects as if it were a signatory thereto. This undertaking is made for the benefit of the Trust, the Certificate Registrar and all Certificateholders present and future.

(6)         The Purchaser will not sell or otherwise transfer any portion of the Certificate or Certificates, except in compliance with Section 4.02 of the Trust Agreement.

(7)         Check one of the following:*

☐           The Purchaser is a “U.S. Tax Person” (as defined below) and it has attached hereto an Internal Revenue Service (“IRS”) Form W-9 (or successor form).

☐           The Purchaser is not a “U.S. Tax Person” (as defined below) and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the Certificate Administrator (or its agent) with respect to distributions to be made on the Certificate. The Purchaser has attached hereto (i) a duly executed IRS Form W-8BEN or IRS Form W-8BEN-E (or successor form), which identifies such Purchaser as the beneficial owner of the Certificate and states that such Purchaser is not a U.S. Tax Person, (ii) two duly executed copies of IRS Form W-8IMY (with all appropriate attachments) or (iii) two duly executed copies of IRS Form W-8ECI (or successor form), which identify such Purchaser as the beneficial owner of the Certificate and state that interest and original issue discount on the Certificate and Permitted Investments is, or is expected to be, effectively connected with a United States trade or business. The Purchaser agrees to provide to the Certificate Administrator an updated [IRS Form W-8BEN, IRS Form W-8IMY, IRS Form W-8BEN-E or]** IRS Form W-8ECI[, as the case may be]**, any applicable successor IRS forms, or such other certifications as the Certificate Registrar may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Certificate Administrator. With respect to IRS Forms W-8BEN, W 8BEN-E and W-8ECI, each expires after three full calendar years and will need to be replaced with another original sent to the Certificate Administrator at U.S. Bank National Association, 111 Fillmore Avenue, St. Paul, Minnesota 55107, Attention: Bondholder Services - OAKS 2016-FRR7C. A new original IRS Form W-8 and the applicable “Committee on Uniform Securities Identification Procedures” identification number provided by the CUSIP Service Bureau and appearing on the face of the related Certificate CUSIP Number of the security must be received by the Certificate Administrator prior to December 31st of the third full calendar year following the date of the previously submitted form, or as otherwise provided by applicable law. Tax withholding may occur absent proper tax documentation.

*	Each Purchaser must include one of the two alternative certifications.

**	Delete for Class R Certificate.

Exh. B-2 - 3

For purposes of this paragraph (7), “U.S. Tax Person” means a citizen or resident of the United States for United States federal income tax purposes, a corporation or partnership (except to the extent provided in applicable Treasury regulations) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate the income of which is subject to United States federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 that have elected to be treated as U.S. Tax Persons).

(8)         If the Purchaser proposes that the Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

(9)         The Purchaser understands that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

(10)        Please make all payments due on the Certificates:***

☐        (a)        by wire transfer to the following account at a bank or entity in New York, New York, having appropriate facilities therefor:

Bank:
ABA#:
Account #:
Attention:

☐        (b)        by mailing a check or draft to the following address:

***            Only to be filled out by Purchasers of Definitive Certificates. Please select (a) or (b). For holders of Definitive Certificates, wire transfers are only available if such holder’s Definitive Certificates have an aggregate Certificate Principal Balance or Notional Amount, as applicable, of at least U.S. $5,000,000.

Exh. B-2 - 4

Very truly yours,

[The Purchaser]

By:
Name:
Title:

Dated:

Nominee Acknowledgment

The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner of the Transferred Certificates is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

,
[Nominee]
By:
Name:
Title:
Dated:

Exh. B-2 - 5

ANNEX 1 TO INVESTMENT REPRESENTATION LETTER

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
[for Purchasers other than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Seller] (the “Seller”) and for the benefit of U.S. Bank National Association with respect to the multifamily mortgage certificate-backed certificates being transferred in book-entry form (the “Certificates”) as described in the Investment Representation Letter to which this certification relates and to which this certification is an Annex:

1.          As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity acquiring interests in the Certificates (the “Purchaser”).

2.          The Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) [the Purchaser] [each of the Purchaser’s equity owners] owned and/or invested on a discretionary basis $_________1 in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Purchaser satisfies the criteria in the category marked below.

Corporation, etc. The Purchaser is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

Bank. The Purchaser (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

Savings and Loan. The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

1               Purchaser or each of its equity owners must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Purchaser or any such equity owner, as the case may be, is a dealer, and, in that case, Purchaser or such equity owner, as the case may be, must own and/or invest on a discretionary basis at least $10,000,000 in securities.

Exh. B-2 - 6

Broker-dealer. The Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

Insurance Company. The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

State or Local Plan. The Purchaser is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

ERISA Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

Investment Advisor. The Purchaser is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

QIB Subsidiary. All of the Purchaser’s equity owners are “qualified institutional buyers” within the meaning of Rule 144A.

Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

3.          For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser did not include (i) securities of issuers that are affiliated with such Person, (ii) securities that are part of an unsold allotment to or subscription by such Person, if such Person is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.          For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any such Person, the Purchaser used the cost of such securities to such Person, unless such Person reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of such Person, but only if such subsidiaries are consolidated with such Person in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under such Person’s direction. However, such securities were not included if such Person is a majority-owned, consolidated subsidiary of another enterprise and such Person is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

Exh. B-2 - 7

5.          The Purchaser acknowledges that it is familiar with Rule 144A and understands that the Seller and other parties related to the Certificates are relying and will continue to rely on the statements made in this Annex to the Investment Representation Letter because one or more Transfers to the Purchaser may be in reliance on Rule 144A.

Yes	No	Will the Purchaser be acquiring interests in the Transferred Certificates only for the Purchaser’s own account?

6.          If the answer to the foregoing question is “no”, then in each case where the Purchaser is acquiring any interest in the Certificates for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Purchaser through one or more of the appropriate methods contemplated by Rule 144A.

7.          The Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions in this Annex to the Investment Representation Letter. Until such notice is given, the Purchaser’s acquisition of any interest in any of the Certificates will constitute a reaffirmation of this certification as of the date of such acquisition. In addition, if the Purchaser is a bank or savings and loan as provided above, the Purchaser agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such acquisition, promptly after they become available.

8.          Capitalized terms used but not defined in this Annex to the Investment Representation Letter have the meanings ascribed thereto in the Trust Agreement pursuant to which the Certificates were issued.

[Purchaser]

By:
Name:
Title:

Dated:

Exh. B-2 - 8

ANNEX 2 TO INVESTMENT REPRESENTATION LETTER

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
[for Purchasers that are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Seller] (the “Seller”) and for the benefit of U.S. Bank National Association with respect to the multifamily mortgage certificate-backed certificates being transferred in book-entry form (the “Certificates”) as described in the Investment Representation Letter to which this certification relates and to which this certification is an Annex:

1.          As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity acquiring interests in the Certificates (the “Purchaser”) or, if the Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because the Purchaser is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the “Adviser”).

2.          The Purchaser is a “qualified institutional buyer” as defined in Rule 144A because (i) the Purchaser is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Purchaser alone owned and/or invested on a discretionary basis, or the Purchaser’s Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year. For purposes of determining the amount of securities owned by the Purchaser or the Purchaser’s Family of Investment Companies, the cost of such securities was used, unless the Purchaser or any member of the Purchaser’s Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

The Purchaser is part of a Family of Investment Companies which owned in the aggregate $_______________________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

The Purchaser owned and/or invested on a discretionary basis $_________________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.          The term “Family of Investment Companies” as used in this Annex to the Investment Representation Letter means two or more registered investment companies (or series of investment companies) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.          The term “securities” as used in this Annex to the Investment Representation Letter does not include (i) securities of issuers that are affiliated with the Purchaser or are part of the Purchaser’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, or owned by the Purchaser’s Family of Investment Companies, the securities referred to in this paragraph were excluded.

Exh. B-2 - 9

5.          The Purchaser is familiar with Rule 144A and understands that the Seller and other parties related to the Certificates are relying and will continue to rely on the statements made in this Annex to the Investment Representation Letter because one or more Transfers to the Purchaser will be in reliance on Rule 144A.

Yes	No	Will the Purchaser be acquiring interests in the Transferred Certificates only for the Purchaser’s own account?

6.          If the answer to the foregoing question is “no”, then in each case where the Purchaser is acquiring any interest in the Certificates for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Purchaser through one or more of the appropriate methods contemplated by Rule 144A.

7.          The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions in this Annex to the Investment Representation Letter. Until such notice, the Purchaser’s acquisition of any interest in the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such acquisition.

8.          Capitalized terms used but not defined in this Annex to the Investment Representation Letter have the meanings ascribed thereto in the Trust Agreement pursuant to which the Certificates were issued.

[the Purchaser or Adviser]

By:
Name:
Title:

IF ABOVE SIGNATORY IS AN ADVISER, print name of Purchaser:

Dated:

Exh. B-2 - 10

EXHIBIT C-1

FORM OF TRANSFEROR CERTIFICATE
FOR EXCHANGE OR TRANSFER FROM
DOMESTIC GLOBAL CERTIFICATE TO REGULATION S
GLOBAL CERTIFICATE

U.S. Bank National Association
111 Fillmore Avenue
St. Paul, Minnesota 55107
Attention: Bondholder Services - OAKS Re-REMIC Trust 2016-FRR7C

Re:	Transfer of OAKS Re-REMIC Trust 2016-FRR7C,
Multifamily Mortgage Certificate-Backed Certificates, Series 2016-FRR7C

Reference is hereby made to the Trust Agreement dated as of April 25, 2016 (the “Trust Agreement”), by and between Oaks Funding II LLC, as Depositor (the “Depositor”), and U.S. Bank National Association, as Trustee (the “Trustee”), and as Certificate Administrator (the “Certificate Administrator”). Capitalized terms used but not defined herein shall have the meanings given to them in the Trust Agreement.

This letter relates to the transfer of US $[_______] aggregate Certificate Principal Amount of Certificates (the “Certificates”) from [______] (the “Transferor”) to [______] (the “Purchaser”).

In connection with such request and in respect of such Certificates, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Trust Agreement and pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:

(1)         The Transferor is the lawful owner of the Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

(2)         At the time the buy order was originated, the Transferor reasonably believed that the Purchaser was outside the United States, its territories and possessions.

(3)         If the Transferor is a distributor (within the meaning of Rule 902(d) of Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”)) with respect to the Certificates, or an affiliate of such a distributor or of the Depositor, or a person acting on behalf of such a distributor, the Depositor or any affiliate of such distributor or of the Depositor, then:

(a)          the sale of the Certificates by the Transferor to the Purchaser will be executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside the United States, its territories and possessions;

(b)          no directed selling efforts (within the meaning of Rule 902(c) of Regulation S) have been made in the United States, its territories and possessions, with respect to the Certificates by the Transferor, any of its affiliates, or any person acting on behalf of any of the foregoing;

Exh. C-1 - 1

(c)          all offers and sales, if any, of the Certificates by or on behalf of the Transferor prior to the expiration of the distribution compliance period specified in category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 of Regulation S, as applicable, have been and will be made only in accordance with the provisions of Rule 903 or Rule 904 of Regulation S, pursuant to registration of the Certificates under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with applicable state securities laws;

(d)          all offering materials and documents (other than press releases), if any, used in connection with offers and sales of the Certificates by or on behalf of the Transferor prior to the expiration of the distribution compliance period specified in category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 of Regulation S, as applicable, complied with the requirements of Rule 902(g)(2) of Regulation S; and

(e)          if the Purchaser is a distributor, a dealer or a person receiving a selling concession, a fee or other remuneration and the offer or sale of the Certificates thereto occurs prior to the expiration of the applicable 40-day distribution compliance period, the Transferor has sent a confirmation or other notice to the Purchaser that the Purchaser is subject to the same restrictions on offers and sales that apply to a distributor.

(4)         If the Transferor is not a distributor with respect to the Certificates or an affiliate of such a distributor or of the Depositor or acting on behalf of such a distributor, the Depositor or any affiliate of such a distributor or of the Depositor, then:

(a)          the sale of the Certificates by the Transferor to the Purchaser will be executed in, on or through the facilities of a designated offshore securities market described in paragraph (b) of Rule 902 of Regulation S, and neither the Transferor nor anyone acting on its behalf knows that such transaction has been prearranged with a buyer in the United States, its territories and possessions;

(b)          no directed selling efforts (within the meaning of Rule 902(c) of Regulation S) have been made in the United States, its territories and possessions, with respect to the Certificates by the Transferor, any of its affiliates, or any person acting on behalf of any of the foregoing; and

(c)          if the Purchaser is a dealer or a person receiving a selling concession, a fee or other remuneration and the offer or sale of the Certificates thereto occurs prior to the expiration of the applicable 40-day distribution compliance period, the Transferor has sent a confirmation or other notice to the Purchaser stating that the Certificates may be offered and sold during the distribution compliance period only in accordance with the provisions of Regulation S, pursuant to registration of the Certificates under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with applicable state securities laws.

(5)         the transaction shall not cause the Issuing Trust to be (x) required to be registered under the Investment Company Act, in reliance on exceptions or exemptions provided for thereunder (other than Sections 3(c)(1) or 3(c)(7) thereunder) or (y) a “covered fund” as defined in the final regulations issued December 10, 2013, implementing the “Volker Rule” (Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act).

(6)         the transaction is not part of a plan or scheme to evade the requirements of the Securities Act.

Exh. C-1 - 2

Attached as Exhibit I hereto is an opinion of [______], external counsel to the transferor, opining to the effect that the transfer contemplated by this certificate shall not cause the Issuing Trust to be (x) required to be registered under the Investment Company Act, in reliance on exceptions or exemptions provided for thereunder (other than Sections 3(c)(1) or 3(c)(7) thereunder) or (y) a “covered fund” as defined in the final regulations issued December 10, 2013, implementing the “Volker Rule” (Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act).

This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trustee, the Certificate Administrator, and the Certificate Registrar.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: ___________ __, ____

Exh. C-1 - 3

EXHIBIT I TO THE

TRANSFEROR CERTIFICATE

FOR EXCHANGE OR TRANSFER FROM

DOMESTIC GLOBAL CERTIFICATE TO REGULATION S

GLOBAL CERTIFICATE

[See attached]

Exh. C-1 - 4

EXHIBIT C-2

FORM OF TRANSFEREE CERTIFICATE

FOR EXCHANGE OR TRANSFER FROM DOMESTIC

GLOBAL CERTIFICATE TO REGULATION S GLOBAL

CERTIFICATE

U.S. Bank National Association

111 Fillmore Avenue

St. Paul, Minnesota 55107

Attention: Bondholder Services - OAKS Re-REMIC Trust 2016-FRR7C

Re:	Transfer of OAKS Re-REMIC Trust 2016-FRR7C, Multifamily Mortgage Certificate-Backed Certificates, Series 2016-FRR7C

Reference is hereby made to the Trust Agreement dated as of April 25, 2016 (the “Trust Agreement”), by and between Oaks Funding II LLC, as Depositor (the “Depositor”), and U.S. Bank National Association, as Trustee (the “Trustee”), and as Certificate Administrator (the “Certificate Administrator”). Capitalized terms used but not defined herein shall have the meanings given to them in the Trust Agreement.

This letter relates to the transfer of US $[________] aggregate Certificate Principal Amount of Class [_______] Certificates (the “Certificates”) from $[_______] (the “Transferor”) to [_________] (the “Purchaser”).

In connection with such request, and in respect of such Certificates, the Purchaser does hereby certify that:

(1)         The Purchaser is not a United States Securities Person. For purposes of this certification, “United States Securities Person” means (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a United States Securities Person, other than any estate of which any professional fiduciary acting as executor or administrator is a United States Securities Person if an executor or administrator of the estate who is not a United States Securities Person has sole or shared investment discretion with respect to the assets of the estate and the estate is governed by foreign law, (iv) any trust of which any trustee is a United States Securities Person, other than a trust of which any professional fiduciary acting as trustee is a United States Securities Person if a trustee who is not a United States Securities Person has sole or shared investment discretion with respect to the trust assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a United States Securities Person, (v) any agency or branch of a foreign entity located in the United States, unless the agency or branch operates for valid business reasons and is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located, (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a United States Securities Person, (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States, other than one held for the benefit or account of a non-United States Securities Person by a dealer or other professional fiduciary organized, incorporated or (if any individual) resident in the United States, (viii) any partnership or corporation if (a) organized or incorporated under the laws of any foreign jurisdiction and (b) formed by a United States Securities Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by “accredited investors” as defined in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended (the “Securities Act”), who are not natural persons, estates or trusts; provided, however, that the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations and their agencies, affiliates and pension plans, any other similar international organization, their agencies, affiliates and pension plans shall not constitute United States Securities Persons.

Exh. C-2 - 1

(2)         The Purchaser understands that (a) the Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state or foreign securities laws, (b) none of the Depositor, the Certificate Registrar, the Certificate Administrator or the Trustee is obligated so to register or qualify the Certificates, and (c) neither the Certificates nor any security issued in exchange therefor or in lieu thereof may be reoffered, resold, pledged or otherwise transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state or foreign securities laws, or (ii) is sold, pledged or otherwise transferred in transactions which are exempt from, or not subject to, such registration and qualification.

(3)         The Purchaser understands that it may not sell or otherwise transfer any Certificate, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 4.02 of the Trust Agreement, which provisions it has carefully reviewed, and that each Certificate will bear the legends set forth therein.

(4)         the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

(5)         The Purchaser acknowledges that no registration or transfer of any Class of Certificate shall be made unless the Purchaser of such Class of Certificate provides properly completed and signed applicable tax certifications along with the applicable transfer exhibits to the Certificate Administrator. Check one of the following:

____	The Purchaser is a “U.S. Tax Person” (as defined below) and it has attached hereto an Internal Revenue Service (“IRS”) Form W-9 (or successor form).

Exh. C-2 - 2

____	The Purchaser is not a “U.S. Tax Person” (as defined below) and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the Certificate Administrator (or its agent) with respect to distributions to be made on the Certificate. The Purchaser has attached hereto (i) a duly executed IRS Form W-8BEN or IRS Form W-8BEN-E (or successor form), which identifies such Purchaser as the beneficial owner of the Certificate and states that such Purchaser is not a U.S. Tax Person, (ii) two duly executed copies of IRS Form W-8IMY (with all appropriate attachments) or (iii) two duly executed copies of IRS Form W-8ECI (or successor form), which identify such Purchaser as the beneficial owner of the Certificate and state that interest and original issue discount on the Certificate and Permitted Investments is, or is expected to be, effectively connected with a United States trade or business. The Purchaser agrees to provide to the Certificate Administrator an updated [IRS Form W-8BEN, IRS Form W-8BEN-E IRS Form W-8IMY or]** IRS Form W-8ECI[, as the case may be]**, any applicable successor IRS forms, or such other certifications as the Certificate Registrar may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Certificate Registrar. With respect to IRS Forms W-8BEN, IRS Form W-8BEN-E and W-8ECI, each expires after three full calendar years and will need to be replaced with another original sent to the Certificate Administrator at U.S. Bank National Association, 111 Fillmore Avenue, St. Paul, Minnesota 55107, Attention: Bondholder Services—OAKS 2016-FRR7C. A new original IRS Form W-8 and the applicable “Committee on Uniform Securities Identification Procedures” identification number provided by the CUSIP Service Bureau and appearing on the face of the related Certificate CUSIP Number of the security must be received by the Certificate Administrator prior to December 31st of the third full calendar year following the date of the previously submitted form, or as otherwise provided by applicable law. Tax withholding may occur absent proper tax documentation.

For purposes of this paragraph 4, “U.S. Tax Person” means a citizen or resident of the United States for United States federal income tax purposes, a corporation or partnership (except to the extent provided in applicable Treasury regulations) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate the income of which is subject to United States federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 that have elected to be treated as U.S. Tax Persons).

(6)         The Purchaser understands that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, the Purchaser irrevocably authorize you to produce this certification to any interested party in such proceedings.

This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trustee, the Certificate Administrator, and the Certificate Registrar.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: ____ __, ____

**	Delete for Class R Certificate.

Exh. C-2 - 3

EXHIBIT D

FORM OF CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP

[Date]

U.S. Bank National Association

111 Fillmore Avenue

St. Paul, Minnesota 55107

Attention: Bondholder Services - OAKS Re-REMIC Trust 2016-FRR7C

[Euroclear Bank Representative Office

40 Wall Street, 39th Floor

New York, New York 10005]

[Clearstream New York Representative Office

55 Broad Street, 8th Floor

New York, New York 10004]

Re:	Oaks Re-REMIC Trust 2016-FRR7C, Multifamily Mortgage Certificate-Backed Pass-Through Certificates, Series 2016-FRR7C, Class ______ Certificates having an initial aggregate Certificate Principal Balance as of April 25, 2016 (the “Closing Date”) of $_____________ evidencing a % Percentage Interest in the related Class

Ladies and Gentlemen:

Reference is hereby made to the Trust Agreement, dated as of April 25, 2016 (the “Trust Agreement”), by and between Oaks Funding II LLC, as Depositor, and U.S. Bank National Association, as Trustee and Certificate Administrator. Capitalized terms used but not defined herein shall have the meanings given to them in the Trust Agreement. This certification and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trustee, and the Certificate Administrator.

[For purposes of acquiring a beneficial interest in a permanent Regulation S Certificate of the Class specified above after the Release Date,] [For purposes of receiving payments under a temporary Regulation S Certificate of the Class specified above,] the undersigned holder of a beneficial interest in a temporary Regulation S Certificate of the Class specified above issued under the Trust Agreement certifies that it is an institution that is not a “U.S. person” as defined by Regulation S under the Securities Act of 1933, as amended.

[We undertake to advise you promptly by facsimile on or prior to the date on which you intend to submit your corresponding certification relating to the Certificates of the Class specified above held by you for our account if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.]

We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceeding.

Exh. D - 1

,
[Certificateholder]

By:
Name:
Title:

[MEDALLION STAMP GUARANTEE]

Exh. D - 2

EXHIBIT E

[Reserved]

Exh. E - 1

EXHIBIT F

FORM OF ERISA REPRESENTATION LETTER

U.S. Bank National Association

111 Fillmore Avenue

St. Paul, Minnesota 55107

Attention: Bondholder Services - OAKS Re-REMIC Trust 2016-FRR7C

Oaks Funding II LLC

540 Madison Avenue, 19th Floor

New York, New York 10022

Re:	Transfer of OAKS Re-REMIC Trust 2016-FRR7C, Multifamily Mortgage Certificate-Backed Certificates, Series 2016-FRR7C

Ladies and Gentlemen:

The undersigned (the “Purchaser”) proposes to purchase [$__ Initial Certificate Balance][________%] of the OAKS Re-REMIC Trust 2016-FRR7C, Multifamily Mortgage Certificate-Backed Certificates, Series 2016-FRR7C, Class [A][B][ERA][R] Certificates (the “Certificate”) issued pursuant to that certain Trust Agreement dated as of April 25, 2016 (the “Trust Agreement”), by and between Oaks Funding II LLC, as Depositor, and U.S. Bank National Association, as Trustee and as Certificate Administrator. Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Trust Agreement.

In connection with such transfer, the undersigned hereby represents and warrants to you that, with respect to the Certificate, the Purchaser is not (a) an employee benefit plan subject to the fiduciary responsibility provisions of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or a governmental plan (as defined in Section 3(32) of ERISA) subject to any federal, state or local law (“Similar Law”) which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (each a “Plan”) or (b) directly or indirectly purchasing Certificates on behalf of, as named fiduciary of, as trustee of or with the assets of, any such Plan (including an entity whose underlying assets include Plan assets by reason of investment in the entity by any such Plan and the application of Department of Labor Regulation § 2510.3-101, as modified by Section 3(42) of ERISA), other than (in the case of any Regular Certificate) an insurance company investing the assets of an insurance company general account under circumstances that meet all of the requirements of Sections I and III of Prohibited Transaction Class Exemption 95-60 or, in the case of a Plan subject to Similar Law, the acquisition meets all the requirements of such Similar Law.

IN WITNESS WHEREOF, the Purchaser hereby executes this ERISA Representation Letter on the ___ day of_____, ____.

Exh. F - 1

Very truly yours,

[The Purchaser]

By:
Name:
Title:

Exh. F - 2

EXHIBIT G-1

FORM OF TRANSFEREE AFFIDAVIT AND AGREEMENT

PURSUANT TO TRUST AGREEMENT SECTION 4.02(f)

STATE OF	)
)
COUNTY OF	)

[NAME OF OFFICER], being first duly sworn, deposes and says that:

(a)          He/She is the [Title of Officer] of [Name of Prospective Transferee] (the prospective transferee (the “Transferee”) of a OAKS Re-REMIC Trust 2016-FRR7C, Multifamily Mortgage Certificate-Backed Certificates, Series 2016-FRR7C, Class R Certificate (the “Residual Certificate”) evidencing a ____% percentage interest in such Class), a duly organized and validly existing under the laws of [the State of ] [the United States], on behalf of which he/she makes this affidavit. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Trust Agreement pursuant to which the Residual Certificate was issued (the “Trust Agreement”).

(b)          The Transferee (i) is and, as of date of transfer, will be a Permitted Transferee and will endeavor to remain a Permitted Transferee for so long as it holds the Residual Certificate; (ii) is acquiring the Residual Certificate for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as Exhibit G-1 to the Trust Agreement; (iii) is not a Plan or a Person acting on behalf of or investing the assets of a Plan, as set forth in Section 4.02 of the Trust Agreement (such Plan or Person, an “ERISA Prohibited Holder”); (iv) has historically paid its debts as they have come due and intends to pay its debts as they come due in the future; (v) intends to pay all taxes with respect to the Class R Certificates as they come due; and (vi) has reviewed the provisions of Section 4.02 of the Trust Agreement and agrees to be bound by them.

(c)          The Transferee is aware (i) of the tax that would be imposed on transfers of the Residual Certificate to Disqualified Organizations under the Internal Revenue Code of 1986, as amended; (ii) that such tax would be imposed on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a Disqualified Organization (defined in the Trust Agreement), on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a Disqualified Organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Residual Certificate may be a “non-economic residual interest” within the meaning of Treasury Regulations Section 1.860E-1(c) and that the transferor of a “non-economic residual interest” will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

(d)          The Transferee is aware that the Certificate Registrar will not register any transfer of the Residual Certificate by the Transferee unless the Transferee’s transferee, or such transferee’s agent, delivers to the Certificate Registrar, among other things, an affidavit and agreement in substantially the same form as this affidavit and agreement. The Transferee expressly agrees that it will not consummate any such transfer if it knows or believes that any representation contained in such affidavit and agreement is false.

Exh. G-1 - 1

(e)          The Transferee consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificate will only be owned, directly or indirectly, by a Permitted Transferee.

(f)          The Transferee’s taxpayer identification number is ________.

(g)          The Transferee has reviewed the provisions of Section 4.02(f) of the Trust Agreement, a description of which provisions is set forth in the Residual Certificate (in particular, clause (ii) of Section 4.02(f) which authorizes the Certificate Administrator to deliver payments on the Residual Certificate to a person other than the Transferee, in the event that the Transferee holds such Residual Certificate in violation of Section 4.02(f)), and the Transferee expressly agrees to be bound by and to comply with such provisions.

(h)          No purpose of the Transferee relating to its purchase or any sale of the Residual Certificate is or will be to impede the assessment or collection of any tax.

(i)          The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends to pay any taxes associated with holding the Residual Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Certificate.

(j)          The Transferee will, in connection with any transfer that it makes of the Residual Certificate, deliver to the Certificate Registrar a representation letter substantially in the form of Exhibit C-2 to the Trust Agreement in which it will represent and warrant, among other things, that it is not transferring the Residual Certificate to impede the assessment or collection of any tax and that it has at the time of such transfer conducted a reasonable investigation of the financial condition of the proposed transferee as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and has satisfied the requirements of such provision.

(k)          The Transferee will not cause income to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other United States person.

(l)          Check the applicable box:

☐            The present value of the anticipated tax liabilities associated with holding the Residual Certificate does not exceed the sum of:

(i)          the present value of any consideration given to the Transferee to acquire such Residual Certificate;

(ii)         the present value of the expected future distributions on such Residual Certificate; and

Exh. G-1 - 2

(iii)        the present value of the anticipated tax savings associated with holding such Residual Certificate as each of the Trust REMICs generates losses.

For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

☐            The transfer of the Residual Certificate complies with U.S. Treasury Regulations Sections 1.860G-1(c)(5) and (6) and, accordingly,

(i)          the Transferee is an “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Residual Certificate will only be taxed in the United States;

(ii)         at the time of the transfer, and at the close of the Transferee’s two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

(iii)        the Transferee will transfer the Residual Certificate only to another “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of U.S. Treasury Regulations Sections 1.860G-1(c)(4)(i), (ii) and (iii) and 1.860E-1(c)(5); and

(iv)        the Transferee determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

☐            None of the above.

Exh. G-1 - 3

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ___ day of ____________, 20__.

[NAME OF TRANSFEREE]

By:
[Name of Officer]
[Title of Officer]

[Corporate	Seal]
ATTEST:

[Assistant] Secretary

Personally appeared before me the above named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Transferee, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Transferee Subscribed and sworn before me this ___ day of ____________, 20__.

NOTARY PUBLIC

COUNTY OF ______________________
STATE OF _________________________
My Commission expires the _______
day of __________________, 20__.

Exh. G-1 - 4

EXHIBIT G-2

FORM OF TRANSFEROR CERTIFICATE

PURSUANT TO SECTION 4.02(f)

________________, 20___

U.S. Bank National Association

111 Fillmore Avenue

St. Paul, Minnesota 55107

Attention: Bondholder Services - OAKS Re-REMIC Trust 2016-FRR7C

Re:	OAKS Re-REMIC Trust 2016-FRR7C, Multifamily Mortgage Certificate-Backed Certificates, Series 2016-FRR7C, Class R Certificates, evidencing a __% Percentage Interest in such Class

Dear Sirs:

This letter is delivered to you in connection with the transfer by _____________ (the “Transferor”) to _________________ (the “Transferee”) of the captioned Class R Certificate (the “Residual Certificate”), pursuant to Section 4.02 of the Trust Agreement dated as of April 25, 2016 (the “Trust Agreement”), by and between Oaks Funding II LLC, as Depositor, and U.S. Bank National Association, as Trustee (the “Trustee”), and as Certificate Administrator. All terms used herein and not otherwise defined shall have the respective meanings set forth in the Trust Agreement. The Transferor hereby represents and warrants to you, as Certificate Registrar, that:

(a)          No purpose of the Transferor relating to the transfer of the Residual Certificate by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

(b)          The Transferor understands that the Transferee has delivered to you a Transferee Affidavit and Agreement in the form attached to the Trust Agreement as Exhibit G-1. The Transferor does not know or believe that any representation contained therein is false.

(c)          The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Certificate may not be respected for United States federal income tax purposes (and the Transferor may continue to be liable for United States federal income taxes associated therewith) unless the Transferor has conducted such an investigation.

(d)          The Transferor has no actual knowledge that the Transferee is a Disqualified Organization (as defined in the Trust Agreement) or agent thereof (including a nominee, middleman or similar Person), a Plan or a Person acting on behalf of or investing the assets of a Plan, as set forth in Section 4.02 of the Trust Agreement (such Plan or Person, an “ERISA Prohibited Holder”) or a Disqualified Non-U.S. Tax Person (as defined in the Trust Agreement).

Exh. G-2 - 1

Very truly yours,

(Transferor)

By:
Name:
Title:

Exh. G-2 - 2

EXHIBIT H

FORM OF ERA DIRECTION LETTER

[Date]

U.S. Bank National Association

190 South LaSalle Street, 7th Floor

Chicago, Illinois 60603

Attention: OAKS Re-REMIC Trust 2016-FRR7C

Re:	OAKS Re-REMIC Trust 2016-FRR7C, Multifamily Mortgage Certificate-Backed Certificates, Series 2016-FRR7C

Ladies and Gentlemen:

Pursuant to Section 3.01(d) of that certain Trust Agreement dated as of April 25, 2016 (the “Trust Agreement”), by and between Oaks Funding II LLC, as Depositor, and U.S. Bank National Association, as Trustee and Certificate Administrator (the “Certificate Administrator”), the undersigned hereby certify and agree as follows:

1.	The undersigned are Holders representing more than 50% of the Percentage Interest in the Class ERA Certificates (the “Majority Holders”).

2.	The Majority Holders have appointed [_______] (“ERA Representative”) as their representative with respect to the Expense Reserve Account.

3.	ERA Representative is authorized to direct the Certificate Administrator to invest funds on deposit in the Expense Reserve Account in Permitted Investments or to direct that such funds remain uninvested in accordance with Section 3.01(d) of the Trust Agreement.

4.	ERA Representative is intended to be the sole point-of-contact for the Holders of the Class ERA Certificates with respect to the Expense Reserve Account.

5.	The Certificate Administrator may exclusively deal with ERA Representative in matters relating to the Expense Reserve Account and shall be entitled to conclusively rely on, and shall be protected in relying on, investment directions of ERA Representative with respect thereto.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Trust Agreement.

IN WITNESS WHEREOF, the undersigned have caused their names to be signed hereto by a duly authorized signatory, as of the day and year written above.

Exh. H - 1

[CLASS ERA MAJORITY HOLDER(S)]

By:
Name:
Title:
Company:
Phone:

Exh. H - 2

EXHIBIT I

FORM OF INVESTOR CERTIFICATION

[Date]

U.S. Bank National Association

190 South LaSalle Street, 7th Floor

Chicago, Illinois 60603

Attention: Bondholder Services - OAKS Re-REMIC Trust 2016-FRR7C

Re:	OAKS Re-REMIC Trust 2016-FRR7C, Multifamily Mortgage Certificate-Backed Certificates, Series 2016-FRR7C

Ladies and Gentlemen:

In accordance with the Trust Agreement dated as of April 25 , 2016 (the “Trust Agreement”), by and between Oaks Funding II LLC, as Depositor, and U.S. Bank National Association, as trustee and certificate administrator (in such capacity, the “Certificate Administrator”), with respect to the above-referenced certificates (the “Certificates”), the undersigned (the “Investor”) hereby certifies and agrees as follows:

1.          Investor is a [certificateholder] [beneficial owner] [prospective purchaser] of the Class ____ Certificates.

2.          Investor [is] [is not] a Voting Rights Restricted Investor.

3.          Investor is requesting access to information on the Certificate Administrator’s Website (the “Information”), and/or is requesting the information identified on the schedule attached hereto (also, the “Information”), in each case pursuant to the Trust Agreement.

4.          In consideration of the Certificate Administrator’s disclosure to Investor of the Information, Investor hereby acknowledges and agrees that Investor is requesting and will use the Information solely for purposes of making investment decisions with respect to the above-referenced Certificates, and such Information will not, without the prior written consent of the Certificate Administrator, be disclosed by Investor or by its affiliates, officers, directors, partners, shareholders, members, managers, employees, agents or representatives (collectively, the “Representatives”) in any manner whatsoever, in whole or in part; provided that Investor may provide all or any part of the Information to (a) such Representatives as are assisting it in making investment decisions with respect to the above-referenced Certificates, (b) its auditors, legal counsel and regulators or to the extent required by law, rule or regulation, or (c) any person or entity that is contemplating the purchase of any Certificate held by Investor or of an interest therein, but only if such person or entity confirms in writing such contemplation of a prospective ownership interest and agrees in writing to keep such Information confidential. The obligation to keep Information confidential pursuant to this paragraph shall expire one year following the date that such Information was provided.

Exh. I - 1

This agreement to maintain confidentiality shall not apply to any of the Information which: (i) is or becomes generally available and known to the public other than as a result of a disclosure directly or indirectly by Investor or any of its Representatives; (ii) becomes lawfully available to Investor on a non-confidential basis from a source other than the Certificate Administrator or one of its Representatives, which source is not bound by a contractual or other obligation of confidentiality to any Person; (iii) was lawfully known to Investor on a non-confidential basis prior to its disclosure to the Investor by the Certificate Administrator; or (iv) is relevant to understanding the federal tax treatment or tax structure of the above-referenced Certificates, other than the identity of the Depositor and information that would permit the identification of the Depositor.

5.          Investor will not use or disclose the Information in any manner that could result in a violation of any provision of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, or that would require registration of any Certificate pursuant to Section 5 of the Securities Act.

6.          Investor hereby acknowledges and agrees that:

(a)          the Certificate Administrator will not make any representations or warranties as to the accuracy or completeness of, and will assume no responsibility for, any report, document or other information provided to it by others or that is based on information provided by others delivered pursuant to this request or made available on its website;

(b)          the Certificate Administrator has not undertaken any obligation to verify the accuracy or completeness of any information provided by any other Person that is included in any report, document or other information delivered pursuant to this request or made available on its website;

(c)          Any transmittal of any report, document or other information to Investor by the Certificate Administrator is subject to, which transmittal may (but need not be) accompanied by a letter containing, the following provision:

By receiving the information set forth herein, you hereby acknowledge and agree that the United States securities laws restrict any person who possesses material, non-public information regarding the trust which issued the Certificates from purchasing or selling such Certificates in circumstances where the other party to the transaction is not also in possession of such information. You also acknowledge and agree that such information is being provided to you for the purposes of, and such information may be used only in connection with, evaluation by you or another Certificateholder, Certificate Owner or prospective purchaser of such Certificates or beneficial interest therein.

(d)          When delivering any report, document or other information pursuant to this request, the Certificate Administrator may (i) rely on, but shall not be responsible for, the content or accuracy of any information provided to it by the Underlying Trustee, or any other Person and may affix thereto any disclaimer it deems appropriate in its reasonable discretion and (ii) contemporaneously provide such information to any Person entitled to receive same pursuant to the Trust Agreement.

(e)          In connection with providing access to the Certificate Administrator’s Website, the Certificate Administrator may require registration and acceptance of a disclaimer.

Exh. I - 2

7.          Investor agrees to indemnify and hold harmless the Depositor, the Trustee, the Certificate Administrator, and the Issuing Trust from any damage, loss, cost or liability (including legal fees and expenses and the cost of enforcing this indemnity) arising out of or resulting from any unauthorized use or disclosure of the Information by Investor or any of its Representatives. Investor also acknowledges and agrees that money damages would be both incalculable and an insufficient remedy for any breach of the terms of this letter by Investor or any of its Representatives and that the Certificate Administrator, the Depositor, the Trustee, or the Trust may seek equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies are not the exclusive remedies for a breach of this letter but are in addition to all other remedies available at law or equity.

8.          Investor shall be deemed to have recertified to the provisions herein each time it accesses the Information on the Certificate Administrator’s Website, or at the office of the Certificate Administrator, as applicable.

9.          Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Trust Agreement.

BY ITS CERTIFICATION HEREOF, the Investor has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the day and year written above.

Exh. I - 3

[HOLDER OF A CERTIFICATE] [PROSPECTIVE PURCHASER]

By:
Name:
Title:
Company:
Phone:

Exh. I - 4

EXHIBIT J

[Reserved]

Exh. J - 1

EXHIBIT K -1

FORM OF DESIGNATION NOTICE (UNDERLYING TRUST AGREEMENT)

[Date]

[Depositor]

[                                                           ]
[                                                           ]
Facsimile number:  [                           ]

[Underlying Trustee and Certificate Administrator]

[                                                           ]
[                                                           ]
Facsimile number:  [                           ]

 [Initial Directing Certificateholder]

[                                                           ]
[                                                           ]
Facsimile number:  [                           ]

Re:	BAMLL Re-REMIC Trust 2014-FRR7: Direction re Designation of Directing Certificateholder for Multifamily Mortgage Pass-Through Certificates, Series 2014-FRR7

Ladies and Gentlemen:

We refer to the Trust Agreement, dated as of October 21, 2014, among Banc of America Merrill Lynch Large Loan, Inc., as Depositor and U.S. Bank National Association, as Trustee (the “Trustee”) and Certificate Administrator (the “Trust Agreement”). Capitalized terms used in this letter but not defined in this letter have the meanings assigned to them in the Trust Agreement.

The undersigned OAKS Re-REMIC Trust 2016-FRR7C hereby notifies you that (a) it is the holder of 100% of the Class C Certificates of the captioned issuance (the “Class C Certificates”) and (b) to the extent Class C is the Controlling Class under the terms Trust Agreement and therefore is the “Controlling Class” under the terms of the Underlying Pooling Agreement (as defined in the Trust Agreement), it hereby directs the Trustee to designate [________] as the Directing Certificateholder under that Underlying Pooling Agreement.

[In addition, the undersigned OAKS Re-REMIC Trust 2016-FRR7C hereby notifies you that, with respect to the [Insert Name of Affiliated Borrower Loan], the [Insert Name of Affiliated Borrower Loan] Directing Certificateholder shall continue to be [________], the notice information for which entity is set forth in the Underlying Pooling Agreement.]

The undersigned, [__________], hereby notifies you that (a) it accepts such appointment, (b) the parties to the Underlying Pooling Agreement may deal with [__________], whom is an authorized representative to act on behalf of [__________] and (c) following is the address information for notices to the Directing Certificateholder:

Exh. K-1 - 1

[                                                           ]
[                                                           ]
[                                                           ]
[                                                           ]
Attention:  [                                        ]
Facsimile number:  [                          ]
E-mail:  [                                              ]

It is expressly understood and agreed by the parties hereto that (a) this letter of designation is executed and delivered by U.S. Bank National Association, not individually or personally but solely as trustee on behalf of OAKS Re-REMIC Trust 2016-FRR7C (the “Trust”), acting at the direction of the Controlling Class Representative (as defined in that certain Trust Agreement dated April 25, 2016 (the “Oaks Re-REMIC 2016-FRR7C Trust Agreement”) between Oaks Funding II LLC, as depositor, and U.S. Bank National Association, as trustee and certificate administrator), in the exercise of the powers and authority conferred and vested in it under the Oaks Re-REMIC 2016-FRR7C Trust Agreement, (b) the representations and designation herein are made and intended not as personal representations or designations by U.S. Bank National Association but are made solely on behalf of the Trust, (c) nothing herein contained or in any other agreement related hereto shall be construed as creating any liability on U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied, as applicable, and (d) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, designation, warranty or covenant made or undertaken by the Trust under this designation.

[SIGNATURE PAGE FOLLOWS]

Exh. K-1 - 2

Very truly yours,

OAKS RE-REMIC TRUST 2016-FRR7C (Holder of 100% of the Class C Certificates)

By:	U.S. Bank National Association, not in its individual capacity, but solely as Trustee pursuant to the OAKS 2016-FRR7C Trust Agreement

By:
Name:
Title:

[ ]
(Directing Certificateholder)

By:
Name:
Title:

Exh. K-1 - 3

EXHIBIT K-2

Form of Designation notice (UNDERLYING POoling AGREEMENT)

[Date]

[Depositor]
[___________________]
[___________________]
Facsimile number: [________]

[Trustee]
[___________________]
[___________________]
Facsimile number: [________]

[Master Servicer]
[___________________]
[___________________]
Facsimile number: [________]

[Special Servicer]
[____________________]
[____________________]
Facsimile number: [________]

[Guarantor]
[____________________]
[____________________]
Facsimile number: [________]

[Initial Directing Certificateholder]
[____________________]
[____________________]
Facsimile number: [________]

Re:  FREMF 2012-KF01: Designation of Directing Certificateholder for Multifamily Mortgage Pass-Through Certificates, Series 2012-KF01

Ladies and Gentlemen:

We refer to the Pooling and Servicing Agreement, dated as of October 1, 2012, among [___________], as Depositor, [___________] as Master Servicer, [___________], as Special Servicer, [___________], as Trustee, Certificate Administrator and Custodian, and [___________], as Guarantor of the Guaranteed Certificates (the “Pooling and Servicing Agreement”).  Capitalized terms used in this letter but not defined in this letter have the meanings assigned to them in the Pooling and Servicing Agreement.

K-2 - 1

The undersigned BAMLL Re-REMIC Trust 2014-FRR7 hereby notifies you that (a) it is the holder of 100% of the Class D Certificates of the captioned issuance (the “Class D Certificates”) and (b) to the extent Class D is the Controlling Class under the terms of the Pooling and Servicing Agreement, it hereby designates [_________] as the Directing Certificateholder under the Pooling and Servicing Agreement.

[In addition, the undersigned BAMLL Re-REMIC Trust 2014-FRR7 hereby notifies you that, with respect to the [Insert Name of Affiliated Borrower Loan], the [Insert Name of Affiliated Borrower Loan] Directing Certificateholder shall continue to be [________], the notice information for which entity is set forth in the Pooling and Servicing Agreement.]

The undersigned, [_________], hereby notifies you that (a) it accepts such appointment, (b) the parties to the Pooling and Servicing Agreement may deal with [___________], whom is an authorized representative to act on behalf of [_________] and (c) following is the address information for notices to the Directing Certificateholder:

[___________________]

[___________________]

[___________________]

[___________________]

Attention: [_____________]

Facsimile number: [__________]

E-mail: [_________________]

It is expressly understood and agreed by the parties hereto that (a) this letter of designation is executed and delivered by U.S. Bank National Association, not individually or personally but solely as trustee on behalf of BAMLL Re-REMIC Trust 2014-FRR7 (the “Trust”), acting at the direction of the Group Controlling Class Representative (as defined in that certain Trust Agreement dated October 21, 2014 (the “BAMLL 2014-FRR7 Trust Agreement”) between Banc of America Merrill Lynch Large Loan, Inc., as depositor, and U.S. Bank National Association, as trustee and certificate administrator), in the exercise of the powers and authority conferred and vested in it under the BAMLL 2014-FRR7 Trust Agreement, (b) the representations and designation herein are made and intended not as personal representations or designations by U.S. Bank National Association but are made solely on behalf of the Trust, (c) nothing herein contained or in any other agreement related hereto shall be construed as creating any liability on U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied, as applicable, and (d) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, designation, warranty or covenant made or undertaken by the Trust under this designation.

[SIGNATURE PAGE FOLLOWS]

K-2 - 2

Very truly yours,

BAMLL Re-REMIC Trust 2014-FRR7
(Holder of 100% of the Class D Certificates)

By:	U.S. Bank National Association, not in its individual capacity, but solely as Trustee pursuant to the BAMLL 2014-FRR7 Trust Agreement

By:
Name:
Title:

[[________________]]
(Directing Certificateholder)

By:
Name:
Title:

cc	Cadwalader, Wickersham & Taft LLP
227 West Trade Street
Charlotte, NC 28202
Attention: Henry A. LaBrun, Esq.
Facsimile number: (704) 348-5200

[_____________]

K-2 - 3

SCHEDULE I

UNDERLYING CMBS SCHEDULE

Underlying Trust/Series	Underlying CMBS Class	Underlying CMBS Certificate Principal Balance as of the Closing Date
BAMLL Re-REMIC Trust 2014-FRR7	C	$32,103,297

Sch. I - 1